SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

         Post-Effective Amendment No.   24          (File No. 33-4173)       [X]
                                      -------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

         Amendment No.             26       (File No. 811-3217)              [X]
                               ---------

                                     (Check appropriate box or boxes)

     IDS LIFE ACCOUNTS F, IZ, JZ, G, H, N, KZ, LZ, MZ, PZ, QZ, RZ, SZ AND TZ
--------------------------------------------------------------------------------
                           (Exact Name of Registrant)

                           IDS Life Insurance Company
--------------------------------------------------------------------------------
                               (Name of Depositor)

70100 AXP Financial Center, Minneapolis, MN                                55474
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(Address of Depositor's Principal Executive Offices)                  (Zip Code)

Depositor's Telephone Number, including Area Code                 (612) 671-3678
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      Mary Ellyn Minenko, 50607 AXP Financial Center, Minneapolis, MN 55474
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                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
   [ ] immediately upon filing pursuant to paragraph (b)
   [X] on April 29, 2005 pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)(1)
   [ ] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
   [ ] this post-effective amendment designates a new effective date for previously filed post-effective amendment.

PROSPECTUS


APRIL 29, 2005


IDS LIFE

FLEXIBLE ANNUITY

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED/VARIABLE ANNUITY

ISSUED BY:       IDS LIFE INSURANCE COMPANY (IDS LIFE)
                 70100 AXP Financial Center
                 Minneapolis, MN 55474
                 Telephone: (800) 862-7919
                 americanexpress.com

                 IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

NEW FLEXIBLE ANNUITY CONTRACTS ARE NOT CURRENTLY BEING OFFERED.

This prospectus contains information that you should know before investing. Prospectuses are also available for:

   o  American Express(R) Variable Portfolio Funds

   o  AllianceBernstein Variable Products Series Fund, Inc.


   o  Wells Fargo Variable Trust Funds


Please read the prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS CONTRACT IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS CONTRACT INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC, and is available without charge by contacting IDS Life at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC's Internet site at (http://www.sec.gov).


Variable annuities are insurance products that are complex investment vehicles. Be sure to ask your sales representative about the variable annuity's features, benefits, risks and fees.


This prospectus provides a general description of the contract. Your actual contract and any riders or endorsements are the controlling documents.

IDS Life has not authorized any person to give any information or to make any representations regarding the contract other than those contained in this prospectus or the fund prospectuses. Do not rely on any such information or representations.

IDS Life and its affiliated insurance companies offer several different annuities which your sales representative may or may not be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the annuity. The different features and benefits may include the investment and fund manager options, variations in interest rate amount and guarantees, credits, surrender charge schedules and access to annuity account values. The fees and charges may also be different between each annuity.

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1   IDS LIFE FLEXIBLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS


KEY TERMS .........................................................3

THE CONTRACT IN BRIEF .............................................4

EXPENSE SUMMARY ...................................................5

CONDENSED FINANCIAL INFORMATION (UNAUDITED)........................8

FINANCIAL STATEMENTS ..............................................9

THE VARIABLE ACCOUNTS AND THE FUNDS ..............................10

THE FIXED ACCOUNT ................................................13

BUYING YOUR CONTRACT .............................................13

CHARGES ..........................................................14

VALUING YOUR INVESTMENT ..........................................16

MAKING THE MOST OF YOUR CONTRACT .................................17

SURRENDERS .......................................................20

TSA -- SPECIAL PROVISIONS ........................................21

CHANGING OWNERSHIP ...............................................22

BENEFITS IN CASE OF DEATH ........................................22

THE ANNUITY PAYOUT PERIOD ........................................23

EXCHANGE PROGRAM..................................................25

TAXES ............................................................25

VOTING RIGHTS ....................................................28

ABOUT THE SERVICE PROVIDERS ......................................28

TABLE OF CONTENTS OF THE
   STATEMENT OF ADDITIONAL INFORMATION ...........................30

CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company announced plans to pursue a spin-off of 100% of the common stock of American Express Financial Corporation (AEFC). AEFC is the parent company of IDS Life. IDS Life issues your contract.

The spin-off of AEFC, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company.

Upon completion of the spin-off, AEFC will be a publicly traded company separate from American Express Company. AEFC will continue to own all the outstanding stock of IDS Life and will replace American Express Company as the ultimate control person of IDS Life.


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2   IDS LIFE FLEXIBLE ANNUITY -- PROSPECTUS

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR CONTRACT.

ACCUMULATION UNIT: A measure of the value of each variable account before annuity payouts begin.

ANNUITANT: The person on whose life or life expectancy the annuity payouts are based.

ANNUITY PAYOUTS: An amount paid at regular intervals under one of several plans.

ASSUMED INVESTMENT RATE: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment rate we use is 5% but you may request we substitute an assumed investment rate of 3.5%.

BENEFICIARY: The person you designate to receive benefits in case of the owner's or annuitant's death while the contract is in force.

CLOSE OF BUSINESS: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).


CODE: The Internal Revenue Code of 1986, as amended.


CONTRACT: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.

CONTRACT VALUE: The total value of your contract before we deduct any applicable charges.

CONTRACT YEAR: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

FIXED ACCOUNT: An account to which you may allocate purchase payments. Amounts you allocate to this account earn interest at rates that we declare periodically.

FUNDS: Investment options under your contract. You may allocate your purchase payments into variable accounts investing in shares of any or all of these funds.

IDS LIFE: In this prospectus, "we," "us," "our" and "IDS Life" refer to IDS Life Insurance Company.

OWNER (YOU, YOUR): The person who controls the contract (decides on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the contract's benefits.

QUALIFIED ANNUITY: A contract that you purchase to fund one of the following tax-deferred retirement plans that is subject to applicable federal law and any rules of the plan itself:


o  Individual Retirement Annuities (IRAs) under Section 408(b) of the Code


o  Roth IRAs under Section 408A of the Code

o  Simplified Employee Pension (SEP) plans under Section 408(k) of the Code

o  Plans under Section 401(k) of the Code

o  Custodial and trusteed plans under Section 401(a) of the Code

o  Tax-Sheltered Annuities (TSAs) under Section 403(b) of the Code

o  Plans under Section 457 of the Code

A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax deferred.

All other contracts are considered NONQUALIFIED ANNUITIES.

RETIREMENT DATE: The date when annuity payouts are scheduled to begin.

SURRENDER VALUE: The amount you are entitled to receive if you make a full surrender from your contract. It is the contract value minus any applicable charges.

VALUATION DATE: Any normal business day, Monday through Friday, on which the NYSE is open, up to the close of business. At the close of business, the next valuation date begins. We calculate the accumulation unit value of each variable account on each valuation date. If we receive your purchase payment or any transaction request (such as a transfer or surrender request) at our home office before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request at our home office at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.

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3   IDS LIFE FLEXIBLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNTS: Consists of separate accounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each variable account changes with the performance of the particular fund.


THE CONTRACT IN BRIEF

PURPOSE: The purpose of the contract is to allow you to accumulate money for retirement. You do this by making one or more purchase payments. You may allocate your purchase payments to the fixed account and/or variable accounts under the contract. These accounts, in turn, may earn returns that increase the value of the contract. Beginning at a specified time in the future called the retirement date, the contract provides lifetime or other forms of payout of your contract value (less applicable premium tax).


TAX-DEFERRED RETIREMENT PLANS: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral for that retirement plan. A qualified annuity has features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at a certain age. These mandatory withdrawals are called required minimum distributions
(RMDs). RMDs may reduce the value of certain death benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distribution"). You should consult your tax advisor for an explanation of the potential tax implications to you.


FREE LOOK PERIOD: You may return your contract to your sales representative or to our home office within the time stated on the first page of your contract and receive a full refund of the contract value. We will not deduct any charges. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made. (Exception: If the law requires, we will refund all of your purchase payments.)

ACCOUNTS: Currently, you may allocate your purchase payments among any or all of:


o the variable accounts, each of which invests in a fund with a particular investment objective. The value of each variable account varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the retirement date will equal or exceed the total purchase payments you allocate to the variable accounts. (p. 10)

o the fixed account, which earns interest at a rate that we adjust periodically. (p. 13)

BUYING YOUR CONTRACT: We no longer offer new contracts. However, you have the option of making additional purchase payments to your contract. (p. 13)


PURCHASE PAYMENTS:

MINIMUM ALLOWABLE PURCHASE PAYMENTS:

   If paying by installments under a scheduled payment plan:

            $50 per month
            $23.08 biweekly

   If paying by any other method:

            $50

MAXIMUM ALLOWABLE ANNUAL PURCHASE PAYMENTS:

            $50,000


TRANSFERS: Subject to certain restrictions, you currently may redistribute your contract value among the accounts until annuity payouts begin, and once per contract year among the variable accounts after annuity payouts begin. You may establish automated transfers among the accounts. Fixed account transfers are subject to special restrictions. (p. 17)

SURRENDERS: You may surrender all or part of your contract value at any time before the retirement date. You also may establish automated partial surrenders. Surrenders may be subject to charges and tax penalties (including a 10% IRS penalty if you surrender prior to your reaching age
59 1/2) and may have other tax consequences; also, certain restrictions apply. (p. 20)

CHANGING OWNERSHIP: You may change ownership of a nonqualified annuity by written instruction, but this may have federal income tax consequences. Restrictions apply to changing ownership of a qualified annuity. (p. 22)

BENEFITS IN CASE OF DEATH: If you or the annuitant die before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (p. 22)

ANNUITY PAYOUTS: You can apply your contract value to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as you like. If you purchased a qualified annuity, the payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. Total monthly payouts may include amounts from each variable account and the fixed account. During the annuity payout period, you cannot be invested in more than five variable accounts at any one time unless we agree otherwise. (p. 23)

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4   IDS LIFE FLEXIBLE ANNUITY -- PROSPECTUS

TAXES: Generally, income earned your contract value grows tax deferred until you surrender it or begin to receive payouts. (Under certain circumstances, IRS penalty taxes may apply.) The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, you will be taxed on the income if you are the owner. However, Roth IRAs may grow and be distributed tax-free, if you meet certain distribution requirements. (p. 25)

LIMITATIONS ON USE OF CONTRACT: If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's access to contract values. We may also be required to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, surrenders or death benefits, until instructions are received from the appropriate governmental authority or a court of competent jurisdiction..


EXPENSE SUMMARY

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT ARE PAID WHEN BUYING, OWNING AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAID AT THE TIME THAT YOU BOUGHT THE CONTRACT AND MAY PAY WHEN YOU SURRENDER THE CONTRACT. STATE PREMIUM TAXES ALSO MAY BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

SURRENDER CHARGE

(Contingent deferred sales load as a percentage of new purchase payments surrendered)

                    YEARS FROM PURCHASE PAYMENT RECEIPT                    SURRENDER CHARGE PERCENTAGE
                                     1                                                    7%

                                     2                                                    7

                                     3                                                    7

                                     4                                                    7

                                     5                                                    7

                                     6                                                    7

                                     Thereafter                                           0


SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED
PERIOD: Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.05% if the assumed investment rate is 3.5% and 6.55% if the assumed investment rate is 5%. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate. (See "Charges -- Surrender Charge" p. 15 and "The Annuity Payout Period -- Annuity Payout Plans"
p. 24.)


THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY
PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL CONTRACT ADMINISTRATIVE CHARGE

                                                                         $24

ANNUAL VARIABLE ACCOUNT EXPENSES

(As a percentage of average daily variable account value)

MORTALITY AND EXPENSE RISK FEE                                             1%

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5   IDS LIFE FLEXIBLE ANNUITY -- PROSPECTUS

ANNUAL OPERATING EXPENSES OF THE FUNDS


THE NEXT TWO TABLES DESCRIBE THE OPERATING EXPENSES OF THE FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THE FIRST TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE FUNDS FOR THE LAST FISCAL YEAR. THE SECOND TABLE SHOWS THE FEES AND EXPENSES CHARGED BY EACH FUND FOR THE LAST FISCAL YEAR. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.

MINIMUM AND MAXIMUM TOTAL ANNUAL OPERATING EXPENSES FOR THE FUNDS

(Including management fee, distribution and/or service (12b-1) fees and other expenses)

                                                                                       MINIMUM                    MAXIMUM
Total expenses before fee waivers and/or expense reimbursements                          .69%                      1.24%

TOTAL ANNUAL OPERATING EXPENSES FOR EACH FUND

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                  MANAGEMENT         12b-1     OTHER       GROSS TOTAL
                                                                     FEES            FEES     EXPENSES   ANNUAL EXPENSES
AXP(R) Variable Portfolio - Cash Management Fund                     .51%            .13%       .05%         .69%(1)
AXP(R) Variable Portfolio - Diversified Bond Fund                    .60             .13        .08          .81 (1)
AXP(R) Variable Portfolio - Diversified Equity Income Fund           .64             .13        .09          .86 (1)
AXP(R) Variable Portfolio - Equity Select Fund                       .57             .13        .15          .85 (1)
AXP(R) Variable Portfolio - Global Bond Fund                         .83             .13        .12         1.08 (1)
AXP(R) Variable Portfolio - Growth Fund                              .55             .13        .17          .85 (1)
AXP(R) Variable Portfolio - High Yield Bond Fund                     .62             .13        .07          .82 (1)
AXP(R) Variable Portfolio - Large Cap Equity Fund                    .65             .13        .07          .85 (1)
(previously AXP(R) Variable Portfolio - Capital Resource Fund)
AXP(R) Variable Portfolio - Managed Fund                             .59             .13        .06          .78 (1)
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)                   .53             .13        .06          .72 (1)
AXP(R) Variable Portfolio - Strategy Aggressive Fund                 .51             .13        .08          .72 (1)
AXP(R) Variable Portfolio - Threadneedle International Fund          .75             .13        .10          .98 (1)
(previously AXP(R) Variable Portfolio - International Fund)
AllianceBernstein VP Growth and Income Portfolio (Class B)           .55             .25        .05          .85 (2)
Wells Fargo Advantage Small Cap Growth Fund                          .75             .25        .24         1.24 (3)

 (1) The Fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2004.
 (2) Expenses information restated to reflect a reduction in management fees effective Sept. 7, 2004.
 (3) The Funds' investment adviser has implemented a break point schedule for the Funds' management fees. The management fees charged to the Funds will decline as a Fund's assets grow and will continue to be based on a percentage of the Fund's average daily net assets. Other expenses may include expenses payable to affiliates of Wells Fargo &
       Company. The adviser has committed through April 30, 2006 to waive fees and/or reimburse the expenses to the extent necessary to maintain the Fund's net operating expense ratio. After fee waivers and expense reimbursements "Gross total annual expenses" would be 1.20% for Wells Fargo Advantage Small Cap Growth Fund. Please refer to the Fund's prospectus for additional details.

COMPENSATION DISCLOSURE

We and/or our affiliates may receive compensation when you allocate purchase payments or contract value to variable accounts which invest in the funds listed in the table above. The amount of this compensation varies by fund, may be significant and may create potential conflicts of interest. For example, the amount of compensation potentially available under a compensation arrangement may influence our decision on which funds to include or retain in the contract (see "The Variable Account and the Funds -- The funds"). This compensation is in addition to any revenues we receive from the charges you pay when buying, owning and surrendering the contract.

This compensation may be paid to us and/or our affiliates from various sources including:

o fund assets (but only for those funds with 12b-1 plans as disclosed in the table above. See the fund's prospectus for details about these plans. Because 12b-1 fees are paid out of fund assets on an on-going basis, contract owners who select variable accounts investing in funds that have adopted 12b-1 plans may pay more than contract owners who select variable accounts investing in funds that have not adopted 12b-1 plans);

o  assets of the fund's adviser, subadviser or an affiliate of either;

o  assets of the fund's distributor or an affiliate.

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6   IDS LIFE FLEXIBLE ANNUITY -- PROSPECTUS

In accordance with applicable laws, regulations and the terms of the agreements under which such compensation is paid, we or our affiliates may receive this compensation for various purposes including:

o compensating, training and educating sales representatives who sell the contracts;

o activities or services we or our affiliates provide which assist in the promotion and distribution of the contracts including the funds available under the contracts;

o advertising, printing and mailing sales literature, printing and distributing prospectuses and reports;

o furnishing personal services to contract owners, including education of contract owners, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the National Association of Securities Dealers, Inc. (NASD);

o subaccounting, transaction processing, recordkeeping and administrative services.

EXAMPLES

THESE EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE YOUR TRANSACTION EXPENSES, CONTRACT ADMINISTRATIVE CHARGES*, VARIABLE ACCOUNT ANNUAL EXPENSES AND FUND FEES AND EXPENSES.

THESE EXAMPLES ASSUME THAT YOU INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THESE EXAMPLES ALSO ASSUME THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR.

MAXIMUM EXPENSES. This example assumes the maximum fees and expenses of any of the funds for the last fiscal year. Although your actual costs may be higher or lower, based on this assumption your costs would be:

                                                                    IF YOU DO NOT SURRENDER YOUR CONTRACT
                        IF YOU SURRENDER YOUR CONTRACT             OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                   AT THE END OF THE APPLICABLE TIME PERIOD:      AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS   5 YEARS   10 YEARS        1 YEAR    3 YEARS    5 YEARS   10 YEARS
                     $938.01   $1,432.89 $1,954.04  $2,681.18       $238.01   $732.89   $1,254.04  $2,681.18

MINIMUM EXPENSES. This example assumes the minimum fees and expenses of any of the funds for the last fiscal year. Although your actual costs may be higher or lower, based on this assumption your costs would be:

                                                                    IF YOU DO NOT SURRENDER YOUR CONTRACT
                        IF YOU SURRENDER YOUR CONTRACT             OR IF YOU SELECT AN ANNUITY PAYOUT PLAN
                   AT THE END OF THE APPLICABLE TIME PERIOD:      AT THE END OF THE APPLICABLE TIME PERIOD:
                     1 YEAR     3 YEARS   5 YEARS   10 YEARS        1 YEAR    3 YEARS    5 YEARS   10 YEARS
                     $881.63   $1,262.42 $1,667.85  $2,099.89       $181.63   $562.42    $967.85   $2,099.89

* In these examples, the $24 contract administrative charge is approximated as a .082% charge. This percentage was determined by dividing the total amount of the contract administrative charges collected during the year that are attributable to the contract by the total average net assets that are attributable to the contract.

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7   IDS LIFE FLEXIBLE ANNUITY -- PROSPECTUS

CONDENSED FINANCIAL INFORMATION

(UNAUDITED)

The following tables give per-unit information about the financial history of each variable account. The date in which operations commenced in each variable account is noted in parentheses.

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE
ACCOUNT.

YEAR ENDED DEC. 31,                                                         2004      2003       2002     2001       2000
AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (10/13/1981)
Accumulation unit value at beginning of period                              $2.85     $2.87      $2.86     $2.79      $2.66
Accumulation unit value at end of period                                    $2.84     $2.85      $2.87     $2.86      $2.79
Number of accumulation units outstanding at end of period (000 omitted)    29,769    46,633     78,538    94,451     78,439

*THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR AXP(R) VARIABLE PORTFOLIO -
 CASH MANAGEMENT FUND AT DEC. 31, 2004 WERE 0.57% AND 0.58%,
 RESPECTIVELY.

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (10/13/1981)
Accumulation unit value at beginning of period                              $6.38     $6.17      $5.91     $5.54      $5.31
Accumulation unit value at end of period                                    $6.61     $6.38      $6.17     $5.91      $5.54
Number of accumulation units outstanding at end of period (000 omitted)    91,275   116,954    152,852   182,068    186,284

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (6/1/2001)
Accumulation unit value at beginning of period                              $1.06     $0.76      $0.95     $1.00         --
Accumulation unit value at end of period                                    $1.25     $1.06      $0.76     $0.95         --
Number of accumulation units outstanding at end of period (000 omitted)   227,859   152,402    130,357    70,703         --

AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND (6/1/2001)
Accumulation unit value at beginning of period                              $1.02     $0.84      $0.99     $1.00         --
Accumulation unit value at end of period                                    $1.10     $1.02      $0.84     $0.99         --
Number of accumulation units outstanding at end of period (000 omitted)   121,270   110,323     76,368    19,770         --

AXP(R) VARIABLE PORTFOLIO - GLOBAL BOND FUND (5/1/1996)
Accumulation unit value at beginning of period                              $1.46     $1.30      $1.14     $1.14      $1.12
Accumulation unit value at end of period                                    $1.59     $1.46      $1.30     $1.14      $1.14
Number of accumulation units outstanding at end of period (000 omitted)    43,302    46,753     50,932    51,831     56,694

AXP(R) VARIABLE PORTFOLIO - GROWTH FUND (6/1/2001)
Accumulation unit value at beginning of period                              $0.71     $0.59      $0.80     $1.00         --
Accumulation unit value at end of period                                    $0.76     $0.71      $0.59     $0.80         --
Number of accumulation units outstanding at end of period (000 omitted)    33,315    35,326     14,618     5,597         --

AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (5/1/1996)
Accumulation unit value at beginning of period                              $1.26     $1.01      $1.10     $1.05      $1.17
Accumulation unit value at end of period                                    $1.39     $1.26      $1.01     $1.10      $1.05
Number of accumulation units outstanding at end of period (000 omitted)   121,607   137,684    135,204   165,801    181,306

AXP(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (10/13/1981)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND)
Accumulation unit value at beginning of period                              $8.09     $6.32      $8.19    $10.10     $12.36
Accumulation unit value at end of period                                    $8.48     $8.09      $6.32     $8.19     $10.10
Number of accumulation units outstanding at end of period (000 omitted)   174,870   209,699    254,879   335,310    391,805

AXP(R) VARIABLE PORTFOLIO - MANAGED FUND (4/30/1986)
Accumulation unit value at beginning of period                              $4.02     $3.38      $3.92     $4.43      $4.58
Accumulation unit value at end of period                                    $4.37     $4.02      $3.38     $3.92      $4.43
Number of accumulation units outstanding at end of period (000 omitted)   372,907   452,913    559,481   733,747    844,645

AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) (5/1/1996)
Accumulation unit value at beginning of period                              $1.61     $1.31      $1.69     $2.05      $2.27
Accumulation unit value at end of period                                    $1.64     $1.61      $1.31     $1.69      $2.05
Number of accumulation units outstanding at end of period (000 omitted)   586,433   756,076    907,437 1,142,222  1,226,806

YEAR ENDED DEC. 31,                                                           1999       1998      1997       1996       1995
AXP(R) VARIABLE PORTFOLIO - CASH MANAGEMENT FUND* (10/13/1981)
Accumulation unit value at beginning of period                                $2.56      $2.46     $2.36      $2.27      $2.18
Accumulation unit value at end of period                                      $2.66      $2.56     $2.46      $2.36      $2.27
Number of accumulation units outstanding at end of period (000 omitted)     129,561     98,897    87,255     89,644    102,568

*THE 7-DAY SIMPLE AND COMPOUND YIELDS FOR AXP(R) VARIABLE PORTFOLIO -
 CASH MANAGEMENT FUND AT DEC. 31, 2004 WERE 0.57% AND 0.58%,
 RESPECTIVELY.

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED BOND FUND (10/13/1981)
Accumulation unit value at beginning of period                                $5.27      $5.25     $4.86      $4.59      $3.80
Accumulation unit value at end of period                                      $5.31      $5.27     $5.25      $4.86      $4.59
Number of accumulation units outstanding at end of period (000 omitted)     238,818    287,881   316,789    362,167    393,697

AXP(R) VARIABLE PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND (6/1/2001)
Accumulation unit value at beginning of period                                   --         --        --         --         --
Accumulation unit value at end of period                                         --         --        --         --         --
Number of accumulation units outstanding at end of period (000 omitted)          --         --        --         --         --

AXP(R) VARIABLE PORTFOLIO - EQUITY SELECT FUND (6/1/2001)
Accumulation unit value at beginning of period                                   --         --        --         --         --
Accumulation unit value at end of period                                         --         --        --         --         --
Number of accumulation units outstanding at end of period (000 omitted)          --         --        --         --         --

AXP(R) VARIABLE PORTFOLIO - GLOBAL BOND FUND (5/1/1996)
Accumulation unit value at beginning of period                                $1.18      $1.10     $1.07      $1.00         --
Accumulation unit value at end of period                                      $1.12      $1.18     $1.10      $1.07         --
Number of accumulation units outstanding at end of period (000 omitted)      70,499     78,150    65,609     24,878         --

AXP(R) VARIABLE PORTFOLIO - GROWTH FUND (6/1/2001)
Accumulation unit value at beginning of period                                   --         --        --         --         --
Accumulation unit value at end of period                                         --         --        --         --         --
Number of accumulation units outstanding at end of period (000 omitted)          --         --        --         --         --

AXP(R) VARIABLE PORTFOLIO - HIGH YIELD BOND FUND (5/1/1996)
Accumulation unit value at beginning of period                                $1.12      $1.18     $1.05      $1.00         --
Accumulation unit value at end of period                                      $1.17      $1.12     $1.18      $1.05         --
Number of accumulation units outstanding at end of period (000 omitted)     218,583    228,165   175,024     59,939         --

AXP(R) VARIABLE PORTFOLIO - LARGE CAP EQUITY FUND (10/13/1981)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - CAPITAL RESOURCE FUND)
Accumulation unit value at beginning of period                               $10.09      $8.21     $6.67      $6.25      $4.94
Accumulation unit value at end of period                                     $12.36     $10.09     $8.21      $6.67      $6.25
Number of accumulation units outstanding at end of period (000 omitted)     449,948    507,310   556,866    628,555    641,903

AXP(R) VARIABLE PORTFOLIO - MANAGED FUND (4/30/1986)
Accumulation unit value at beginning of period                                $4.03      $3.51     $2.97      $2.56      $2.09
Accumulation unit value at end of period                                      $4.58      $4.03     $3.51      $2.97      $2.56
Number of accumulation units outstanding at end of period (000 omitted)     986,013  1,100,357 1,178,735  1,197,162  1,212,021

AXP(R) VARIABLE PORTFOLIO - NEW DIMENSIONS FUND(R) (5/1/1996)
Accumulation unit value at beginning of period                                $1.74      $1.37     $1.11      $1.00         --
Accumulation unit value at end of period                                      $2.27      $1.74     $1.37      $1.11         --
Number of accumulation units outstanding at end of period (000 omitted)   1,188,480  1,001,826   831,259    350,598         --

--------------------------------------------------------------------------------
8   IDS LIFE FLEXIBLE ANNUITY -- PROSPECTUS

VARIABLE ACCOUNT CHARGES OF 1.00% OF THE DAILY NET ASSETS OF THE VARIABLE ACCOUNT. (CONTINUED)

YEAR ENDED DEC. 31,                                                         2004      2003       2002      2001       2000
AXP(R) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND (1/13/1992)
Accumulation unit value at beginning of period                              $1.48     $1.16      $1.72     $2.59      $3.24
Accumulation unit value at end of period                                    $1.60     $1.48      $1.16     $1.72      $2.59
Number of accumulation units outstanding at end of period (000 omitted)   351,588   451,834    559,621   752,799    868,637

AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE INTERNATIONAL FUND (1/13/1992)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INTERNATIONAL FUND)
Accumulation unit value at beginning of period                              $1.35     $1.07      $1.32     $1.87      $2.51
Accumulation unit value at end of period                                    $1.57     $1.35      $1.07     $1.32      $1.87
Number of accumulation units outstanding at end of period (000 omitted)   371,979   415,319    509,030   667,381    812,275

ALLIANCEBERNSTEIN VP GROWTH AND INCOME PORTFOLIO (CLASS B) (6/1/2001)
Accumulation unit value at beginning of period                              $0.93     $0.71      $0.92     $1.00         --
Accumulation unit value at end of period                                    $1.02     $0.93      $0.71     $0.92         --
Number of accumulation units outstanding at end of period (000 omitted)   144,601   130,895    124,946    78,465         --

WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND (6/1/2001)
Accumulation unit value at beginning of period                              $0.81     $0.57      $0.94     $1.00         --
Accumulation unit value at end of period                                    $0.91     $0.81      $0.57     $0.94         --
Number of accumulation units outstanding at end of period (000 omitted)   114,500    97,223     68,358    25,510         --

YEAR ENDED DEC. 31,                                                         1999       1998      1997       1996       1995
AXP(R) VARIABLE PORTFOLIO - STRATEGY AGGRESSIVE FUND (1/13/1992)
Accumulation unit value at beginning of period                              $1.91      $1.88     $1.68      $1.46      $1.12
Accumulation unit value at end of period                                    $3.24      $1.91     $1.88      $1.68      $1.46
Number of accumulation units outstanding at end of period (000 omitted)   927,190  1,087,314 1,168,829  1,172,793  1,007,976

AXP(R) VARIABLE PORTFOLIO - THREADNEEDLE INTERNATIONAL FUND (1/13/1992)
(PREVIOUSLY AXP(R) VARIABLE PORTFOLIO - INTERNATIONAL FUND)
Accumulation unit value at beginning of period                              $1.74      $1.52     $1.49      $1.38      $1.25
Accumulation unit value at end of period                                    $2.51      $1.74     $1.52      $1.49      $1.38
Number of accumulation units outstanding at end of period (000 omitted)   898,715  1,042,405 1,168,353  1,220,486  1,088,874

ALLIANCEBERNSTEIN VP GROWTH AND INCOME PORTFOLIO (CLASS B) (6/1/2001)
Accumulation unit value at beginning of period                                 --         --        --         --         --
Accumulation unit value at end of period                                       --         --        --         --         --
Number of accumulation units outstanding at end of period (000 omitted)        --         --        --         --         --

WELLS FARGO ADVANTAGE SMALL CAP GROWTH FUND (6/1/2001)
Accumulation unit value at beginning of period                                 --         --        --         --         --
Accumulation unit value at end of period                                       --         --        --         --         --
Number of accumulation units outstanding at end of period (000 omitted)        --         --        --         --         --


FINANCIAL STATEMENTS

You can find our audited financial statements and the audited financial statements of the variable accounts in the SAI.

--------------------------------------------------------------------------------
9   IDS LIFE FLEXIBLE ANNUITY -- PROSPECTUS

THE VARIABLE ACCOUNTS AND THE FUNDS


THE VARIABLE ACCOUNTS: All variable accounts were established under Minnesota law and are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of IDS Life.


Each variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each variable account only to that variable account. State insurance law prohibits us from charging a variable account with liabilities of any other variable account or of our general business. Each variable account's net assets are held in relation to the contracts described in this prospectus as well as other contracts that we issue that are not described in this prospectus.

Although the Internal Revenue Service (IRS) has issued some guidance on investor control, the U.S. Treasury and the IRS may continue to examine this aspect of variable contracts and provide additional guidance on investor control. Their concern involves how many investment choices (separate accounts) may be offered by an insurance company and how many exchanges among those separate accounts may be allowed before the contract owner would be currently taxed on income earned within the contract. At this time, we do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, so that the owner will not be subject to current taxation as the owner of the separate account assets.

We intend to comply with all federal tax laws so that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.


THE FUNDS: The contract currently offers variable accounts investing in shares of the funds listed in the table below.

o INVESTMENT OBJECTIVES: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the funds' prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

o FUND NAME AND MANAGEMENT: A fund underlying your contract in which a variable account invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.

o FUND SELECTION: We select the underlying funds in which the variable accounts initially invest and upon any substitution. In doing so, we may consider various objective and subjective factors. These factors include compensation we and our affiliates may receive from a fund's investment adviser, subadviser, distributor or an affiliate. This compensation benefits us and our affiliates (see "About the Service Providers -- Issuer and Principal Underwriter"). The amount of this compensation differs by fund and depending on the amount of average daily net assets invested in a particular fund, this compensation may be significant. For example, the compensation we receive from affiliates of funds other than the AXP(R) Variable Portfolio Funds currently ranges up to 0.50% of the average daily net assets invested in the fund through this and other contracts we or our affiliates issue. This compensation is in addition to revenues we receive from the charges you pay when buying, owning and surrendering the contract (see "Expense Summary").

o ALLOCATION OF PURCHASE PAYMENTS AND CONTRACT VALUE: Purchase payments and contract value you allocate to variable accounts investing in any of the AXP(R) Variable Portfolio Funds are generally more profitable for us and our affiliates. For example, we may receive compensation from our affiliates in connection with purchase payments and contract value you allocate to the AXP(R) Variable Portfolio Funds that exceeds the range disclosed in the previous paragraph for funds our affiliates do not manage. This may influence recommendations your sales representative makes regarding whether you should invest in the contract, and whether you should allocate purchase payments or contract value to a particular variable account.

o ELIGIBLE PURCHASERS: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see "Fund Name and Management" above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds' prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under
   Section 817(h) of the Code.


--------------------------------------------------------------------------------
10   IDS LIFE FLEXIBLE ANNUITY -- PROSPECTUS

YOU MAY ALLOCATE PAYMENTS AND TRANSFERS TO ANY OR ALL OF THE VARIABLE ACCOUNTS THAT INVEST IN SHARES OF THE FOLLOWING FUNDS:


-------------------------------------------------------------------------------------------------------------------------------
FUND                                 INVESTMENT OBJECTIVE AND POLICIES              INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -          Maximum current income consistent with         AEFC
Cash Management Fund                 liquidity and stability of principal.
                                     Invests primarily in money market
                                     instruments, such as marketable debt
                                     obligations issued by corporations or
                                     the U.S. government or its agencies,
                                     bank certificates of deposit, bankers'
                                     acceptances, letters of credit, and
                                     commercial paper, including asset-backed
                                     commercial paper.

-------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -          High level of current income while attempting  AEFC
Diversified Bond Fund                to conserve the value of the investment
                                     and continuing a high level of income for
                                     the longest period of time. Under normal
                                     market conditions, the Fund invests at
                                     least 80% of its net assets in bonds and
                                     other debt securities. At least 50% of
                                     the Fund's net assets will be invested
                                     in securities like those included in the
                                     Lehman Brothers Aggregate Bond Index,
                                     which are investment grade and
                                     denominated in U.S. dollars. The Index
                                     includes securities issued by the U.S.
                                     government, corporate bonds, and
                                     mortgage- and asset-backed securities.
                                     Although the Fund emphasizes high- and
                                     medium-quality debt securities, it will
                                     assume some credit risk to achieve
                                     higher yield and/or capital appreciation
                                     by buying lower-quality bonds.

-------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -          High level of current income and, as a         AEFC
Diversified Equity                   secondary goal, steady growth of capital.
Income Fund                          Under normal market conditions, the Fund
                                     invests at least 80% of its net assets
                                     in dividend-paying common and preferred
                                     stocks.

-------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -          Growth of capital. Under normal market         AEFC
Equity Select Fund                   conditions, the Fund invests at least
                                     80% of its net assets in equity
                                     securities of medium-sized companies.

-------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -          High total return through income and           AEFC
Global Bond Fund                     growth of capital. Non-diversified
                                     mutual fund that invests primarily in
                                     debt obligations of U.S. and foreign
                                     issuers. Under normal market conditions,
                                     the Fund invests at least 80% of its net
                                     assets in investment-grade corporate or
                                     government debt obligations including
                                     money market instruments of issuers
                                     located in at least three different
                                     countries.

-------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -          Long-term capital growth. Invests              AEFC
Growth Fund                          primarily in common stocks that appear
                                     to offer growth opportunities.

-------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -          High current income, with capital growth       AEFC
High Yield Bond Fund                 as a secondary objective. Under normal
                                     market conditions, the Fund invests at
                                     least 80% of its net assets in high-
                                     yielding, high-risk corporate bonds
                                     (junk bonds) issued by U.S. and foreign
                                     companies and governments.

-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
11   IDS LIFE FLEXIBLE ANNUITY -- PROSPECTUS

-------------------------------------------------------------------------------------------------------------------------------
FUND                                 INVESTMENT OBJECTIVE AND POLICIES              INVESTMENT ADVISER
-------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -          Capital appreciation. Under normal market      AEFC
Large Cap Equity Fund                conditions, the Fund invests at least
                                     80% of its net assets in equity securities
(previously AXP(R) Variable          of companies with market capitalization
Portfolio - Capital                  greater than $5 billion at the time of
Resource Fund)                       purchase.

-------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -          Maximum total investment return through a      AEFC
Managed Fund                         combination of capital growth and current
                                     income. Invests primarily in a
                                     combination of common and preferred
                                     stocks, bonds and other debt securities.

-------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -          Long-term growth of capital. Invests           AEFC
NEW DIMENSIONS FUND(R)               primarily in common stocks showing
                                     potential for significant growth.

-------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -          Capital appreciation. Under normal market      AEFC
Strategy Aggressive Fund             conditions, at least 65% of the Fund's total
                                     assets are invested in equity securities.

-------------------------------------------------------------------------------------------------------------------------------
AXP(R) Variable Portfolio -          Capital appreciation. Invests primarily in     AEFC, adviser; Threadneedle
Threadneedle                         equity securities of foreign issuers that      International Limited, an indirect
International Fund                   offer strong growth potential.                 wholly-owned subsidiary of AEFC,
                                                                                    subadviser.
(previously AXP(R) Variable
Portfolio -
International Fund)

-------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VP                 Reasonable current income and reasonable       Alliance Capital Management L.P.
Growth and Income                    appreciation. Invests primarily in dividend-
Portfolio (Class B)                  paying common stocks of good quality.

-------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Advantage                Long-term capital appreciation. Focus is       Wells Fargo Funds Management, LLC,
Small Cap Growth Fund                on companies believed to have                  adviser; Wells Capital Management
                                     above-average growth potential or that         Incorporated, subadviser.
                                     may be involved in new or innovative
                                     products, services and processes.
                                     Invests principally in securities of
                                     companies with market capitalizations
                                     equal to or lower than the company with
                                     the largest market capitalization in the
                                     Russell 2000 Index, which is considered
                                     a small capitalization index that is
                                     expected to change frequently.
-------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
12   IDS LIFE FLEXIBLE ANNUITY -- PROSPECTUS

THE FIXED ACCOUNT


You also may allocate purchase payments and transfers to the fixed account. We back the principal and interest guarantees relating to the fixed account. These guarantees are based on the continued claims-paying ability of the company. The value of the fixed account increases as we credit interest to the account. Purchase payments and transfers to the fixed account become part of our general account. We credit interest daily and compound it annually. The interest rate we apply to each purchase payment or transfer to the fixed account is guaranteed for one year. Thereafter, we will change the rates from time to time at our discretion. These rates will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing company annuities, product design, competition, and the company's revenues and expenses.

Interests in the fixed account are not required to be registered with the SEC. The SEC staff does not review the disclosures in this prospectus on the fixed account. Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. (See "Making the Most of Your Contract -- Transfer policies" for restrictions on transfers involving the fixed account.)

BUYING YOUR CONTRACT

New contracts are not currently being offered.

As the owner, you have all rights and may receive all benefits under the contract. You can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations. You cannot own a qualified annuity in joint tenancy.

We applied your initial purchase payment within two business days after we received it at our home office. However, we will credit additional purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our home office before the close of business, we will credit any portion of that payment allocated to the variable accounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our home office at or after the close of business, we will credit any portion of that payment allocated to the variable accounts using the accumulation unit value we calculate on the next valuation date after we received the payment.

THE RETIREMENT DATE


Annuity payouts are scheduled to begin on the retirement date. When we processed your application, we established the retirement date to the maximum age or date described below or you selected a date within the maximum limits.You can change the date, provided you send us written instructions at least 30 days before annuity payouts begin. Your selected date can align with your actual retirement from a job, or it can be a different date, depending on your needs and goals and on certain restrictions.


FOR NONQUALIFIED ANNUITIES AND ROTH IRAS, the retirement date must be:

o  no earlier than the 60th day after the contract's effective date; and

o no later than the annuitant's 85th birthday or the tenth contract anniversary, if purchased after age 75.

FOR QUALIFIED ANNUITIES EXCEPT ROTH IRAS, to comply with IRS regulations, the retirement date generally must be:

o for IRAs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2; or

o for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later, retires (except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2).


If you satisfy your RMDs in the form of partial surrenders from this contract, annuity payouts can start as late as the annuitant's 85th birthday or the tenth contract anniversary, if later or a date that has been otherwise agreed to by us. Contract owners of IRAs may also be able to satisfy RMDs using other IRAs and in that case, may delay the annuity payout start date for this contract.

Certain restrictions on retirement dates apply to participants in the Texas Optional Retirement Program. (See "TSA -- Special Provisions.")


BENEFICIARY


If death benefits become payable before the retirement date while the contract is in force and before annuity payouts begin, we will pay your named beneficiary all or part of the contract value. If there is no named beneficiary, then the default provisions of your contract will apply. (See "Benefits in Case of Death" for more about beneficiaries.)


--------------------------------------------------------------------------------
13   IDS LIFE FLEXIBLE ANNUITY -- PROSPECTUS

PURCHASE PAYMENTS

MINIMUM ALLOWABLE PURCHASE PAYMENTS(1)

   If paying by installments under a scheduled payment plan:

      $50 per month
      $23.08 biweekly

   If paying by any other method:

      $50

(1) If you do not make any purchase payments for 24 months and your previous payments total $600 or less, we have the right to give you 30 days' written notice and pay you the total value of your contract in a lump sum. This right does not apply to contracts sold to New Jersey residents.

 MAXIMUM ALLOWABLE ANNUAL PURCHASE PAYMENTS(2)
      $50,000

(2) These limits apply in total to all IDS Life annuities you own. We reserve the right to increase maximum limits or reduce age limits. For qualified annuities the tax-deferred retirement plan's or the Code's limits on annual contributions also apply.

HOW TO MAKE PURCHASE PAYMENTS

1 BY LETTER

Send your check along with your name and contract number to:

IDS LIFE INSURANCE COMPANY
70200 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

2 BY SCHEDULED PAYMENT PLAN

Your sales representative can help you set up:

o an automatic payroll deduction, salary reduction or other group billing arrangement; or

o  a bank authorization.

CHARGES

CONTRACT ADMINISTRATIVE CHARGE

We charge this fee for establishing and maintaining your records. We deduct $6 from the contract value at the end of each contract quarter (each three-month period measured from the effective date of your contract). This equates to an annual charge of $24. We prorate this charge among the variable accounts and the fixed account in the same proportion your interest in each account bears to your total contract value. If you surrender your contract, we will deduct the quarterly charge at the time of surrender. We cannot increase the quarterly contract administrative charge and it does not apply after annuity payouts begin or when we pay death benefits.

MORTALITY AND EXPENSE RISK FEE

We charge this fee daily to your variable accounts. The unit values of your variable accounts reflect this fee and it totals 1% of the variable accounts' average daily net assets on an annual basis. This fee covers the mortality risk and expense risk that we assume. Approximately two-thirds of this amount is for our assumption of mortality risk, and one-third is for our assumption of expense risk. This fee does not apply to the fixed account.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long our entire group of annuitants live. If, as a group, annuitants outlive the life expectancy we assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because we cannot increase the contract administrative charge and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.

The variable accounts pay us the mortality and expense risk fee they accrued as follows:

o first, to the extent possible, the variable accounts pay this fee from any dividends distributed from the funds in which they invest;

o then, if necessary, the funds redeem shares to cover any remaining fees payable.

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14   IDS LIFE FLEXIBLE ANNUITY -- PROSPECTUS

We may use any profits we realize from the variable accounts' payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge, discussed in the following paragraphs, will cover sales and distribution expenses.

SURRENDER CHARGE

A surrender charge of 7% applies on each purchase payment you make. We may deduct this surrender charge if you request a surrender within six years of making that purchase payment. We calculate the surrender charge by drawing from your total contract value in the following order:

o First, we surrender any contract earnings (contract value minus all purchase payments received and not previously surrendered). We do not assess a surrender charge on this amount.

   NOTE: We determine contract earnings by looking at the entire contract value, not the earnings of any particular variable or fixed account.

o Next, if necessary, we surrender amounts representing purchase payments six contract years old or more and not previously surrendered. We do not assess a surrender charge on this amount.

o Finally, if necessary, we surrender amounts representing purchase payments up to six contract years old and not previously surrendered on a first-in, first-out (FIFO) basis. A surrender charge of 7% applies to any amount surrendered from these new purchase payments.

For a partial surrender that is subject to a surrender charge, the amount we actually deduct from your contract value will be the amount you request plus any applicable surrender charge. The surrender charge percentage is applied to this total amount. We pay you the amount you requested.

EXAMPLE

Assume you requested a surrender of $1,000 and there is a surrender charge of 7%. The total amount actually deducted from your contract is $1,075.27. We determine this amount as follows:


         AMOUNT REQUESTED                       $1,000
     ------------------------         OR        ------ = $1,075.27
     1.00 - WITHDRAWAL CHARGE                     .93


By applying the 7% surrender charge to $1,075.27, the surrender charge is $75.27. We pay you the $1,000 you requested. If you make a full surrender of your contract, we also will deduct the applicable contract administrative charge.

SURRENDER CHARGE UNDER ANNUITY PAYOUT PLAN E -- PAYOUTS FOR A SPECIFIED
PERIOD: Under this annuity payout plan, you can choose to take a surrender. The amount that you can surrender is the present value of any remaining variable payouts. The discount rate we use in the calculation will be 5.05% if the assumed investment rate is 3.5% and 6.55% if the assumed investment rate is 5%. The surrender charge equals the present value of the remaining payouts using the assumed investment rate minus the present value of the remaining payouts using the discount rate.

WAIVER OF SURRENDER CHARGE

We do not assess surrender charges for:

o amounts surrendered after the later of the annuitant attaining age 65 or the tenth contract anniversary (except in Washington and Oregon);

o contracts settled using an annuity payout plan, unless Annuity Payout Plan E is later surrendered, and

o  death benefits.

OTHER INFORMATION ON CHARGES: AEFC makes certain custodial services available to some profit sharing, money purchase and target benefit plans funded by our annuities. Fees for these services start at $30 per calendar year per participant. AEFC will charge a termination fee for owners under age 59 1/2 (waived in case of death or disability).

POSSIBLE GROUP REDUCTIONS: In some cases we may incur lower sales and administrative expenses due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and surrender charges. However, we expect this to occur infrequently.

PREMIUM TAXES

Certain state and local governments impose premium taxes on us (up to 3.5%). These taxes depend upon the state of residence or the state in which the contract was sold. Currently, we deduct any applicable premium taxes when annuity payouts begin, but we reserve the right to deduct this tax at other times such as when you make purchase payments or when you surrender your contract.

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15   IDS LIFE FLEXIBLE ANNUITY -- PROSPECTUS

VALUING YOUR INVESTMENT

We value your accounts as follows:

FIXED ACCOUNT

We value the amounts allocated to the fixed account directly in dollars. The fixed account value equals:

o the sum of your purchase payments and transfer amounts allocated to the fixed account;

o  plus interest credited;

o minus the sum of amounts surrendered (including any applicable surrender charges) and amounts transferred out; and

o  minus any prorated portion of the contract administrative charge.

VARIABLE ACCOUNTS

We convert amounts you allocated to the variable accounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the variable accounts, we credit a certain number of accumulation units to your contract for that account. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender, transfer amounts out of a variable account or we assess a contract administrative charge or a surrender charge.

The accumulation units are the true measure of investment value in each account during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the account invests.

The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:

NUMBER OF UNITS: to calculate the number of accumulation units for a particular account we divide your investment by the current accumulation unit value.

ACCUMULATION UNIT VALUE: the current accumulation unit value for each variable account equals the last value times the account's current net investment factor.

WE DETERMINE THE NET INVESTMENT FACTOR BY:

o adding the fund's current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o  dividing that sum by the previous adjusted net asset value per share; and

o subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a variable account.

FACTORS THAT AFFECT VARIABLE ACCOUNT ACCUMULATION UNITS: accumulation units may change in two ways -- in number and in value.

The number of accumulation units you own may fluctuate due to:

o  additional purchase payments you allocate to the variable accounts;

o  transfers into or out of the variable accounts;

o  partial surrenders;

o  surrender charges; and/or

o  deduction of a prorated portion of the contract administrative charge.

Accumulation unit values will fluctuate due to:


o  changes in fund net asset value;

o  fund dividends distributed to the variable accounts;

o  fund capital gains or losses;

o  fund operating expenses; and


o  mortality and expense risk fees.

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16   IDS LIFE FLEXIBLE ANNUITY -- PROSPECTUS

MAKING THE MOST OF YOUR CONTRACT

AUTOMATED DOLLAR-COST AVERAGING

Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might have a set amount transferred monthly from a relatively conservative variable account to a more aggressive one, or to several others, or from the fixed account to one or more variable accounts. There is no charge for dollar-cost averaging.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.

HOW DOLLAR-COST AVERAGING WORKS

                                                                                                                NUMBER
By investing an equal number                                    AMOUNT                 ACCUMULATION            OF UNITS
of dollars each month ...                  MONTH               INVESTED                 UNIT VALUE             PURCHASED
                                            Jan                  $100                      $20                    5.00

                                            Feb                   100                       18                    5.56
you automatically buy
more units when the                         Mar                   100                       17                    5.88
per unit market price is low ...
                                            Apr                   100                       15                    6.67

                                            May                   100                       16                    6.25

                                            Jun                   100                       18                    5.56

                                            Jul                   100                       17                    5.88
and fewer units
when the per unit                           Aug                   100                       19                    5.26
market price is high.
                                            Sept                  100                       21                    4.76

                                            Oct                   100                       20                    5.00

You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any variable account will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features contact your sales representative.

TRANSFERRING BETWEEN ACCOUNTS


You may transfer contract value from any one variable account, or the fixed account, to another variable account before annuity payouts begin. Certain restrictions apply to transfers involving the fixed account.

When your request to transfer will be processed depends on when we receive it:

o If we receive your transfer request at our home office before the close of business, we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

o If we receive your transfer request at our home office at or after the close of business, we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.

There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.

We may suspend or modify transfer privileges at any time.

WE SEEK TO PREVENT MARKET TIMING. MARKET TIMING IS FREQUENT OR SHORT-TERM TRADING ACTIVITY. WE DO NOT ACCOMMODATE SHORT-TERM TRADING ACTIVITIES. DO NOT INVEST IN A CONTRACT IF YOU WISH TO USE SHORT-TERM TRADING STRATEGIES TO MANAGE YOUR INVESTMENT.

Market timing may hurt the performance of an underlying fund in which a variable account invests in several ways, including but not necessarily limited to:

o diluting the value of an investment in an underlying fund in which a variable account invests;

o increasing the transaction costs and expenses of an underlying fund in which a variable account invests; and,

o preventing the investment adviser(s) of an underlying fund in which a variable account invests from fully investing the assets of the fund in accordance with the fund's investment objectives.

Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a variable account that invests in that underlying fund will be lower, too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.

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17   IDS LIFE FLEXIBLE ANNUITY -- PROSPECTUS

WE APPLY THE FOLLOWING MARKET TIMING POLICY TO DISCOURAGE FREQUENT TRANSFERS OF CONTRACT VALUE AMONG THE VARIABLE ACCOUNTS:

We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of asset allocation or dollar-cost averaging. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three variable account transfers in any 90 day period.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:

o  requiring transfer requests to be submitted only by first-class U.S.
   mail;

o not accepting hand-delivered transfer requests or requests made by overnight mail;

o  not accepting telephone or electronic transfer requests;

o  requiring a minimum time period between each transfer;

o not accepting transfer requests of an agent acting under power of attorney;

o  limiting the dollar amount that you may transfer at any one time; or

o  suspending the transfer privilege.

Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.

We cannot guarantee that we will be able to identify and restrict all market timing activity. Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the funds and harm contract owners.

IN ADDITION TO THE MARKET TIMING POLICY WE APPLY TO DISCOURAGE FREQUENT TRANSFERS AMONG THE VARIABLE ACCOUNTS, THE FUNDS AVAILABLE AS INVESTMENT OPTIONS UNDER THE CONTRACT MAY HAVE ADOPTED THEIR OWN MARKET TIMING POLICIES AND PROCEDURES. MARKET TIMING POLICIES AND PROCEDURES ADOPTED BY UNDERLYING FUNDS MAY AFFECT YOUR INVESTMENT IN THE CONTRACT IN SEVERAL WAYS, INCLUDING BUT NOT LIMITED TO:

o Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.

o Even if we determine that your transfer activity does not constitute market timing, it is possible that the underlying fund's policy might cause us to reject your transfer request. Orders we place to purchase fund shares for the variable accounts are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.

o Each underlying fund is responsible for its own market timing policy, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund's returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable accounts.

o Funds that are available as investment options under the contract may also be offered to other intermediaries including unaffiliated insurance company separate accounts. Even if we are able to implement a fund's market timing policies, there can be no guarantee that other eligible purchasers of the fund's shares will be able to do so, and the returns of that fund could be adversely affected.

Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Further the risks of market timing may be greater for underlying funds that invest in securities, such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.

FOR MORE INFORMATION ABOUT WHETHER A PARTICULAR UNDERLYING FUND HAS ADOPTED A MARKET TIMING POLICY, WHAT THAT POLICY IS IF ONE HAS BEEN ADOPTED, AND THE RISKS THAT MARKET TIMING POSES TO THAT FUND, SEE THAT FUND'S PROSPECTUS.

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18   IDS LIFE FLEXIBLE ANNUITY -- PROSPECTUS

For information on transfers after annuity payouts begin, see "Transfer policies" below.


TRANSFER POLICIES

o Before annuity payouts begin, you may transfer contract values between the variable accounts, or from the variable accounts to the fixed account. However, if you made a transfer from the fixed account to the variable accounts, you may not make a transfer from any variable account back to the fixed account until the next contract anniversary.

o You may transfer contract values from the fixed account to the variable accounts once a year during a 31-day transfer period starting on each contract anniversary (except for automated transfers, which can be set up at any time for certain transfer periods subject to certain minimums).

o If we receive your request within 30 days before the contract anniversary date, the transfer from the fixed account to the variable accounts will be effective on the anniversary.

o If we receive your request on or within 30 days after the contract anniversary date, the transfer from the fixed account to the variable accounts will be effective on the valuation date we receive it.

o We will not accept requests for transfers from the fixed account at any other time.

o Once annuity payouts begin, you may not make transfers to or from the fixed account, but you may make transfers once per contract year among the variable accounts. During the annuity payout period, you cannot invest in more than five variable accounts at any one time unless we agree otherwise.

HOW TO REQUEST A TRANSFER OR SURRENDER

1 BY LETTER

Send your name, contract number, Social Security Number or Taxpayer Identification Number (TIN)* and signed request for a transfer or surrender to:

IDS LIFE INSURANCE COMPANY
70100 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

MINIMUM AMOUNT
Transfers or surrenders:   $250 or entire account balance

MAXIMUM AMOUNT
Transfers or surrenders:   Contract value or entire account balance


* Failure to provide your Social Security Number or TIN may result in mandatory tax withholding on the taxable portion of the distribution.


2 BY AUTOMATED TRANSFERS AND AUTOMATED PARTIAL SURRENDERS

Your sales representative can help you set up automated transfers among your variable accounts or fixed account or partial surrenders from the accounts.

You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.

o Automated transfers from the fixed account to the variable accounts may not exceed an amount that, if continued, would deplete the fixed account within 12 months.

o Automated surrenders may be restricted by applicable law under some contracts.

o You may not make additional purchase payments if automated partial surrenders are in effect.

o Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.

o The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automatic arrangement until the balance is adequate.

o If we must suspend your automated transfer or automated partial surrender arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.

MINIMUM AMOUNT
Transfers or surrenders:   $50

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19   IDS LIFE FLEXIBLE ANNUITY -- PROSPECTUS

3 BY PHONE

Call between 7 a.m. and 10 p.m. Central time:
(800) 862-7919

TTY service for the hearing impaired:
(800) 285-8846

MINIMUM AMOUNT
Transfers or surrenders:   $250 or entire account balance

MAXIMUM AMOUNT
Transfers:                 Contract value or entire account balance
Surrenders:                $100,000

We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. We will not allow a telephone surrender within 30 days of a phoned-in address change. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.


Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders NOT be authorized from your account by writing to us.

SURRENDERS


You may surrender all or part of your contract at any time before annuity payouts begin by sending us a written request or calling us. We will process your surrender request on the valuation date we receive it. If we receive your surrender request at our home office before the close of business, we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request. If we receive your surrender request at our home office at or after the close of business, we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request. We may ask you to return the contract. You may have to pay contract administrative charges and surrender charges (see "Charges") and IRS taxes and penalties (see "Taxes"). You cannot make surrenders after annuity payouts begin except under Plan E (see "The Annuity Payout Period -- Annuity Payout Plans").


Any partial surrenders you take under your contract will reduce your contract value. As a result, the value of your death benefit will also be reduced. In addition, surrenders you are required to take to satisfy RMDs under the Code may reduce the value of certain death benefits (see "Taxes -- Qualified Annuities -- Required Minimum Distributions").


SURRENDER POLICIES

If you have a balance in more than one account and you request a partial surrender, we will withdraw money from all of your variable accounts and/or the fixed account in the same proportion as your value in each account correlates to the total contract value, unless requested otherwise. The minimum contract value after partial surrenders is $600.

RECEIVING PAYMENT

1 BY REGULAR OR EXPRESS MAIL

o  payable to you;

o  mailed to address of record.

NOTE: We will charge you a fee if you request express mail delivery.

2 BY WIRE

o  request that payment be wired to your bank;

o  bank account must be in the same ownership as your contract; and

o  pre-authorization required.

NOTE: We will charge you a fee if you request that payment be wired to your bank. For instructions, please contact your sales representative.

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20   IDS LIFE FLEXIBLE ANNUITY -- PROSPECTUS

Normally, we will send the payment within seven days after receiving your request. However, we may postpone the payment if:

   -- the surrender amount includes a purchase payment check that has not cleared;

   --  the NYSE is closed, except for normal holiday and weekend closings;

   --  trading on the NYSE is restricted, according to SEC rules;

   -- an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or

   -- the SEC permits us to delay payment for the protection of security holders.


TSA -- SPECIAL PROVISIONS

PARTICIPANTS IN TAX-SHELTERED ANNUITIES

The contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.

The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.


The Code imposes certain restrictions on your right to receive early distributions from a TSA:

o Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:

   --  you are at least age 59 1/2;

   --  you are disabled as defined in the Code;

   --  you severed employment with the employer who purchased the contract;
       or

   --  the distribution is because of your death.

o If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see "Taxes").


o The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract values within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.


o If the contract has a loan provision, the right to receive a loan from your fixed account is described in detail in your contract. You may borrow from the contract value allocated to the fixed account.

PARTICIPANTS IN THE TEXAS OPTIONAL RETIREMENT PROGRAM

You cannot receive distributions before retirement unless you become totally disabled or end your employment at a Texas college or university. This restriction affects your right to:

o  surrender all or part of your contract at any time; and

o  move up your retirement date.

If you are in the program for only one year, the portion of the purchase payments made by the state of Texas will be refunded to the state with no surrender charge. These restrictions are based on an opinion of the Texas Attorney General interpreting Texas law.

PARTICIPATION IN THE PORTLAND PUBLIC SCHOOLS TSA PROGRAM

We guarantee that your fixed account surrender value will not be less than the purchase payments (less amounts previously surrendered) provided:

o  you allocated all purchase payments only to the fixed account; and

o  you did not transfer money from the fixed account to any variable account.

If you allocated payments to a variable account or transferred money from the fixed account to a variable account, the guarantee does not apply.

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21   IDS LIFE FLEXIBLE ANNUITY -- PROSPECTUS

CHANGING OWNERSHIP


You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our home office. The change will become binding on us when we receive and record it. We will honor any change of ownership request that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.


If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.

BENEFITS IN CASE OF DEATH

We will pay the death benefit to your beneficiary upon the earlier of your death or the annuitant's death. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner or the annuitant.

If you or the annuitant die before annuity payouts begin while this contract is in force, we will pay the beneficiary as follows:

FOR CONTRACTS ISSUED IN ALL STATES EXCEPT OREGON, TEXAS AND WASHINGTON:

If death occurs before the annuitant's 75th birthday, the beneficiary receives the greatest of:

o  contract value;

o contract value as of the most recent sixth contract anniversary, minus any surrenders since that anniversary; or

o  purchase payments minus any surrenders.

If death occurs on or after the annuitant's 75th birthday, the beneficiary receives the greater of:

o  contract value; or

o contract value as of the most recent sixth contract anniversary, minus any surrenders since that anniversary.

FOR CONTRACTS ISSUED IN OREGON, TEXAS AND WASHINGTON:

If death occurs before the annuitant's 75th birthday, the beneficiary receives the greater of:

o  purchase payments minus any surrenders; or

o  contract value.

If death occurs on or after the annuitant's 75th birthday, the beneficiary receives the contract value.

IF YOU DIE BEFORE YOUR RETIREMENT DATE: When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract's value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. If requested, we will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled.

NONQUALIFIED ANNUITIES: If your spouse is sole beneficiary and you die before the retirement date, your spouse may keep the contract as owner. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force.

If your beneficiary is not your spouse, we will pay the beneficiary in a lump sum unless you give us other written instructions. We must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:

o the beneficiary asks us in writing within 60 days after we receive proof of death; and

o payouts begin no later than one year after your death, or other date as permitted by the Code; and

o the payout period does not extend beyond the beneficiary's life or life expectancy.

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22   IDS LIFE FLEXIBLE ANNUITY -- PROSPECTUS
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QUALIFIED ANNUITIES

o SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if your spouse is the sole beneficiary, your spouse may either elect to treat the contract as his/her own or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout plan, the payouts must begin no later than the year in which you would have reached age 70 1/2. If you attained age 70 1/2 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.


o NON-SPOUSE BENEFICIARY: If you have not elected an annuity payout plan, and if death occurs prior to the year you would have attained age 70 1/2, the beneficiary may elect to receive payouts from the contract over a five year period. If your beneficiary does not elect a five year payout, or if death occurs after attaining age 70 1/2, we will pay the beneficiary in a lump sum unless the beneficiary elects to receive payouts under any payout plan available under this contract if:


   o the beneficiary asks us in writing within 60 days after we receive proof of death; and

   o  payouts begin no later than one year following the year of your death;
      and

   o the payout period does not extend beyond the beneficiary's life or life expectancy.

o ANNUITY PAYOUT PLAN: If you elect an annuity payout plan, the payouts to your beneficiary will continue pursuant to the annuity payout plan you elect.

DEATH BENEFIT PAYMENT IN A LUMP SUM: We may pay all or part of the death benefit to your beneficiary in a lump sum under either a nonqualified or qualified annuity. With certain exceptions, we may deposit this lump sum death benefit payment into a Membership Banking Interest-Checking account on your beneficiary's behalf, unless your beneficiary elects otherwise. This checking account is issued by our affiliate, American Express Bank, FSB and is FDIC insured up to $100,000. Your beneficiary will receive a checkbook to provide access to the death benefit payment.

THE ANNUITY PAYOUT PERIOD

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements. We do not deduct any surrender charges under the payout plans listed below except under Plan E.

You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. The amount available to purchase payouts under the plan you select is the contract value on your retirement date (less any applicable premium tax). During the annuity payout period, you cannot invest in more than five variable accounts at any one time unless we agree otherwise.

AMOUNTS OF FIXED AND VARIABLE PAYOUTS DEPEND ON:

o  the annuity payout plan you select;

o  the annuitant's age and, in most cases, sex;

o  the annuity table in the contract; and

o  the amounts you allocated to the accounts at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the variable accounts you select. These payouts will vary from month to month because the performance of the funds will fluctuate. (Fixed payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin, see "Making the Most of Your Contract -- Transfer policies."

ANNUITY TABLES

The annuity tables in your contract show the amount of the monthly payment for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.)

Table B shows the minimum amount of each fixed payout. Amounts in Table B are based on the guaranteed annual effective interest rate shown in your contract. We declare current payout rates that we use in determining the actual amount of your fixed payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.

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23   IDS LIFE FLEXIBLE ANNUITY -- PROSPECTUS
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Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% Table A in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity payouts will increase if the investment return is above the assumed investment rate and payouts will decrease if the return is below the assumed investment rate. Using the 5% assumed interest rate Table A results in a higher initial payment, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.

ANNUITY PAYOUT PLANS

You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are used to purchase the payout plan:

o PLAN A -- LIFE ANNUITY -- NO REFUND: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we have made only one monthly payout, we will not make any more payouts.

o PLAN B -- LIFE ANNUITY WITH FIVE, TEN OR 15 YEARS CERTAIN: We make monthly payouts for a guaranteed payout period of five, ten or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period expires. We calculate the guaranteed payout period from the retirement date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.

o PLAN C -- LIFE ANNUITY -- INSTALLMENT REFUND: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

o PLAN D -- JOINT AND LAST SURVIVOR LIFE ANNUITY -- NO REFUND: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

o PLAN E -- PAYOUTS FOR A SPECIFIED PERIOD: We make monthly payouts for a specific payout period of ten to 30 years that you elect. We will make payouts only for the number of years specified whether the annuitant is living or not. Depending on the selected time period, it is foreseeable that an annuitant can outlive the payout period selected. During the payout period, you can elect to have us determine the present value of any remaining variable payouts and pay it to you in a lump sum. We determine the present value of the remaining annuity payouts which are assumed to remain level at the initial payout. The discount rate we use in the calculation will vary between 5.05% and 6.55% depending on the applicable assumed investment rate (see "Charges -- Surrender charge under Annuity Payout Plan E"). You can also take a portion of the discounted value once a year. If you do so, your monthly payouts will be reduced by the proportion of your surrender to the full discounted value. A 10% IRS penalty tax could apply if you take a withdrawal (see "Taxes").


ANNUITY PAYOUT PLAN REQUIREMENTS FOR QUALIFIED ANNUITIES: If your contract is a qualified annuity, you must select a payout plan as of the retirement date set forth in your contract. You have the responsibility for electing a payout plan that complies with your contract and with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:


o in equal or substantially equal payments over a period not longer than the life of the annuitant or over the life of the annuitant and designated beneficiary; or

o in equal or substantially equal payments over a period not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary; or

o over a period certain not longer than the life expectancy of the annuitant or over the life expectancy of the annuitant and designated beneficiary.

IF WE DO NOT RECEIVE INSTRUCTIONS: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed. Contract values that you have allocated to the fixed account will provide fixed dollar payouts and contract values that you have allocated among the variable accounts will provide variable annuity payouts.

IF MONTHLY PAYOUTS WOULD BE LESS THAN $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum.

DEATH AFTER ANNUITY PAYOUTS BEGIN: If you or the annuitant die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.

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24   IDS LIFE FLEXIBLE ANNUITY -- PROSPECTUS
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EXCHANGE PROGRAM

You may be eligible to exchange your contract for a new and enhanced contract that we currently offer. If you are eligible and you decide to participate in the Exchange Program, we will not deduct any surrender charges that remain on this contract at the time of the exchange. You may be eligible to participate in the Exchange Program if:


o You have not made any purchase payments greater than $4,000 in any tax year for the 36 months before you participate in the Exchange Program (except for payments you made under a scheduled payment plan);


o  Your remaining surrender charge is 2% or less of your contract value; and

o You have completed ten or more contract years (although we reserve the right to offer this Exchange Program to you even if you have completed less than ten contract years).

If you are interested, you should talk to your sales representative to learn more about the Exchange Program and to discuss your individual contract, tax and financial circumstances. You will want to consider such factors as:

o Whether you expect to hold the new contract as a long-term investment and the withdrawal provisions under the new contract compared to this contract;

o  The surrender charges under the new contract;

o The lower expenses and credits under the new contract that could be offset if you surrender the new contract during the surrender charge period or begin to take annuity payouts during the first few years (which means you could be worse off than if you had rejected the Exchange Program);

o  The death benefit under the new contract compared to this contract;

o The guaranteed annuity settlement rates under the new contract compared to this contract;

o  Any tax benefits you could lose as a result of the exchange; and

o Any change in interest crediting rates on the fixed account under the new contract.

If you exercise your free-look option under the new contract, we will restore this contract to the extent possible. We reserve the right to terminate the Exchange Offer at any time.

TAXES

Generally, under current law, your contract has a tax-deferral feature. This means any increase in the value of the fixed account and/or variable accounts in which you invest is taxable to you only when you receive a payout or surrender (see detailed discussion below). Any portion of the annuity payouts and any surrenders you request that represent ordinary income normally are taxable. Roth IRAs may grow and be distributed tax free if you meet certain distribution requirements. We will send you a tax information reporting form for any year in which we made a taxable distribution according to our records.

NONQUALIFIED ANNUITIES

Tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when you take distributions from any one of those contracts.

ANNUITY PAYOUTS: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. Under Annuity Payout "Plan A -- Life annuity -- no refund," where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year of the annuitant. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See "Annuity Payout Plans.") All amounts you receive after your investment in the contract is fully recovered will be subject to tax.


SURRENDERS: If you surrender part of your nonqualified annuity before your annuity payouts begin, your surrender payment will be taxed to the extent that the contract value immediately before the surrender exceeds your investment. If you surrender all of your nonqualified annuity before your annuity payouts begin, your surrender payment will be taxed to the extent that the surrender value immediately before surrender exceeds your investment. You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59 1/2 unless certain exceptions apply.

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25   IDS LIFE FLEXIBLE ANNUITY -- PROSPECTUS

WITHHOLDING: If you receive taxable income as a result of an annuity payout or a surrender, we may deduct withholding against the taxable income portion of the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return.


If the payment is part of an annuity payout plan, we generally compute the amount of withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or TIN, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full surrender) we compute withholding using 10% of the taxable portion. Similar to above, as long as you have provided us with a valid Social Security Number or TIN, you can elect not to have this withholding occur.


The withholding requirements differ if we deliver the payment outside the United States and/or you are a non-resident alien.

Some states also may impose withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state withholding from the payment.

DEATH BENEFITS TO BENEFICIARIES: The death benefit under a contract is not exempt from estate or income taxes. Any amount your beneficiary receives that represents deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments.

ANNUITIES OWNED BY CORPORATIONS, PARTNERSHIPS OR TRUSTS: For nonqualified annuities, any annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person only, the income will remain tax deferred.


PENALTIES: If you receive amounts from your nonqualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:


o because of your death, or in the event of non-natural ownership, the death of annuitant;


o  because you become disabled (as defined in the Code);


o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o  if it is allocable to an investment before Aug. 14, 1982; or

o  if annuity payouts begin before the first contract anniversary.

TRANSFER OF OWNERSHIP: If you transfer a nonqualified annuity without receiving adequate consideration, the transfer is a gift and also may be treated as a surrender for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner's investment in the contract will be the value of the contract at the time of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Please consult your tax advisor for further details.


COLLATERAL ASSIGNMENT: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a surrender and you may have to pay a 10% IRS penalty.

QUALIFIED ANNUITIES
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan or adoption agreement, or consult a tax advisor for more information about these distribution rules.


When your contract is used to fund a retirement plan that is already tax deferred under the Code, the contract will not provide any necessary or additional tax deferral for that retirement plan. If your contract is used to fund an employer sponsored plan, your rights to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.


ANNUITY PAYOUTS: Under a qualified annuity except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless:

(1) the contract is an IRA to which you made non-deductible contributions;
or

(2) you rolled after-tax dollars from a retirement plan into your IRA, or

(3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

ANNUITY PAYOUTS FROM ROTH IRAS: In general, the entire payout from a Roth
IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.

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26   IDS LIFE FLEXIBLE ANNUITY -- PROSPECTUS
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SURRENDERS: Under a qualified annuity except a Roth IRA, the entire surrender will generally be includable as ordinary income and is subject to tax unless:

(1) the contract is an IRA to which you made non-deductible contributions;
or

(2) you rolled after-tax dollars from a retirement plan into your IRA, or

(3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars.

SURRENDERS FROM ROTH IRAS: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59 1/2 and meet the five year holding period.


REQUIRED MINIMUM DISTRIBUTIONS: Retirement plans are subject to required withdrawals called required minimum distributions (RMDs) generally beginning at age 70 1/2. In addition, a new tax regulation, effective for RMDs calculated in 2006 and after, may cause the RMDs for some contracts with certain death benefits to increase. RMDs may reduce the value of certain death benefits. You should consult your tax advisor for an explanation of the potential tax implications to you.


WITHHOLDING: If you receive directly all or part of the contract value from a qualified annuity (except an IRA, Roth IRA, SEP, or Section 457 plan), mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. This mandatory withholding will not be imposed if:

o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;

o the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;

o  the payout is a minimum distribution required under the Code;

o  the payout is made on account of an eligible hardship; or

o  the payout is a corrective distribution.

Payments made to a surviving spouse instead of being directly rolled over to an IRA also may be subject to mandatory 20% income tax withholding.

If you take a distribution from a contract offered under a Section 457 plan (deferred compensation plan of state and local governments and tax-exempt organizations), we compute withholding using payroll methods, depending upon the type of payment.

State withholding also may be imposed on taxable distributions.

PENALTIES: If you receive amounts from your qualified annuity before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:

o  because of your death;

o  because you become disabled (as defined in the Code);

o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);

o if the distribution is made following severance from employment after you attain age 55 (TSAs and annuities funding 401(a) and 401(k) plans only);

o  if the payout is a 457 plan distribution; or

o  to pay certain medical or education expenses (IRAs only).

DEATH BENEFITS TO BENEFICIARIES: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he or she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met.

COLLATERAL ASSIGNMENT: You may not collaterally assign or pledge a qualified annuity.

IMPORTANT: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

IDS LIFE'S TAX STATUS: We are taxed as a life insurance company under the Code. For federal income tax purposes, the variable accounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each variable account invests and becomes part of that variable account's value. This investment income, including realized capital gains, is not taxed to us, and therefore no charge is made against the variable accounts for federal income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities.

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27   IDS LIFE FLEXIBLE ANNUITY -- PROSPECTUS

TAX QUALIFICATION: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.

VOTING RIGHTS

As a contract owner with investments in the variable accounts you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes is determined by applying the percentage interest in each variable account to the total number of votes allowed to the account.

After annuity payouts begin, the number of votes is equal to:

o  the reserve held in each account for your contract, divided by

o  the net asset value of one share of the applicable fund.

As we make annuity payouts, the reserve for the annuity decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each account. We will send notice of these meetings, proxy materials and a statement of the number of votes to which the voter is entitled.

We will vote shares for which we have not received instructions in the same proportion as the votes for which we received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we received instructions.

ABOUT THE SERVICE PROVIDERS

ISSUER AND PRINCIPAL UNDERWRITER

IDS Life issues and is the principal underwriter for the contracts. IDS Life is a stock life insurance company organized in 1957 under the laws of the State of Minnesota and is located at 70100 AXP Financial Center,
Minneapolis, MN 55474. IDS Life conducts a conventional life insurance business.

IDS Life is a wholly-owned subsidiary of AEFC, which itself is a wholly-owned subsidiary of American Express Company, a financial services company headquartered in New York City. The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates, and a broad range of financial management services.


We are the sole distributor of the contract. We pay time-of-sale commissions of up to 7.75% of purchase payments on the contract as well as service/trail commissions of up to .50% based on annual total contract value for as long as the contract remains in effect.

We may pay our sales representatives a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to encourage sales representatives to market a new or enhanced contract or to increase sales during the period.

The above commissions and service fees compensate our sales representatives for selling and servicing the contract. These commissions do not change depending on which variable accounts you choose to allocate your purchase payments. We also may pay additional commissions to help compensate field leadership and to pay for other distribution expenses and benefits noted below. Our sales representatives may be required to return sales commissions under certain circumstances including, but not limited to, if a contract owner returns the contract under the free look period.


From time to time and in accordance with applicable laws and regulations, sales representatives and field leaders are eligible for various benefits. These include cash benefits, such as bonuses and sales incentives, and non-cash benefits, such as conferences, seminars and trips (including travel, lodging and meals), entertainment, merchandise and other similar items. Sales of contracts may help sales representatives and/or their field leaders qualify for such benefits.

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28   IDS LIFE FLEXIBLE ANNUITY -- PROSPECTUS

SOURCES OF PAYMENTS TO SALES REPRESENTATIVES

o We pay the commissions and other compensation described above from our assets.

o  Our assets may include:

   o revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");

   o compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "Expense Summary -- Annual Operating Expenses of the Funds -- Compensation Disclosure");

   o compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds -- The funds -- Fund Selection and Allocation of Purchase Payments and Contract Value"); and

   o revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

o You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:

   o fees and expenses we collect from contract owners, including surrender charges; and

   o fees and expenses charged by the underlying funds in which the variable accounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.

POTENTIAL CONFLICT OF INTEREST

Our compensation arrangements with sales representatives can potentially give sales representatives a heightened financial incentive to sell you the contract offered in this prospectus over other alternative investments which may pay the sales representatives lower compensation. Ask your sales representative for further information about what he or she may receive in connection with your purchase of the contract.

LEGAL PROCEEDINGS

The SEC, the NASD and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales. IDS Life and its subsidiaries have received requests for information and have been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

In November 2002, IDS Life Insurance Company was named in a purported class action entitled JOHN HARITOS, ET AL. V. AMERICAN EXPRESS FINANCIAL ADVISORS INC. ET AL., No. 02 2255, United States District Court, District of Arizona. The complaint originally named IDS Life Insurance Company as a defendant, but IDS Life Insurance Company was dismissed when plaintiffs chose to file an Amended Complaint not naming IDS Life Insurance Company. This action alleges that defendants violated the Investment Advisors Act (IAA) of 1940, 15 U.S.C., in the sale of financial plans and various products including those of IDS Life Insurance Company. The complaint seeks certification of a nationwide class, restitution, injunctive relief, and punitive damages. In June 2004, the Court denied American Express Financial Advisors Inc.'s (AEFAI) motion to dismiss the action as a matter of law. The Court did indicate, however, that the plaintiffs may not have a compelling case under the IAA. Notwithstanding the Court's denial of AEFAI's motion to dismiss, AEFAI believes that the plaintiffs' case suffers from various factual and legal weaknesses and it intends to continue to defend the case vigorously. AEFAI has filed a motion to dismiss the plaintiffs' Second Amended Complaint.

IDS Life and its subsidiaries are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. IDS Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. IDS Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on IDS Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.


--------------------------------------------------------------------------------
29   IDS LIFE FLEXIBLE ANNUITY -- PROSPECTUS

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION


   Calculating Annuity Payouts.........................p. 3
   Rating Agencies.....................................p. 4
   Principal Underwriter...............................p. 4
   Independent Registered Public Accounting Firm.......p. 4

   Financial Statements

--------------------------------------------------------------------------------
30   IDS LIFE FLEXIBLE ANNUITY -- PROSPECTUS

[AMERICAN EXPRESS logo]

IDS LIFE INSURANCE COMPANY
70100 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474
(800) 862-7919


S-6155 X (4/05)

                       STATEMENT OF ADDITIONAL INFORMATION

                                       FOR

                        IDS LIFE EMPLOYEE BENEFIT ANNUITY

                            IDS LIFE FLEXIBLE ANNUITY

                    IDS LIFE GROUP VARIABLE ANNUITY CONTRACT

        IDS LIFE VARIABLE RETIREMENT AND COMBINATION RETIREMENT ANNUITIES

     IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ


                                 APRIL 29, 2005


IDS Life Accounts F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ, and TZ are separate accounts established and maintained by IDS Life Insurance Company (IDS
Life).

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained from your sales representative, or by writing or calling us at the address and telephone number below.

IDS Life Insurance Company
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919

TABLE OF CONTENTS

Calculating Annuity Payouts                              p. 3

Rating Agencies                                          p. 4

Principal Underwriter                                    p. 4


Independent Registered Public Accounting Firm            p. 4


Financial Statements


CORPORATE REORGANIZATION

On Feb. 1, 2005, American Express Company announced plans to pursue a spin-off of 100% of the common stock of American Express Financial Corporation (AEFC). AEFC is the parent company of IDS Life. IDS Life issues the variable annuity contract.

The spin-off of AEFC, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company.

Upon completion of the spin-off, AEFC will be a publicly traded company separate from American Express Company. AEFC will continue to own all the outstanding stock of IDS Life and will replace American Express Company as the ultimate control person of IDS Life.


--------------------------------------------------------------------------------
2  --  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

CALCULATING ANNUITY PAYOUTS

THE VARIABLE ACCOUNTS

For Employee Benefit Annuity, Flexible Annuity, Variable Retirement and Combination Retirement Annuities, we do the following calculations separately for each of the variable accounts. The separate monthly payouts, added together, make up your total variable annuity payout.

INITIAL PAYOUT: To compute your first monthly payment, we:

o determine the dollar value of your contract or certificate on the valuation date and deduct any applicable premium tax; then

o apply the result to the annuity table contained in the contract or certificate, or another table at least as favorable.

The annuity table shows the amount of the first monthly payment for each $1,000 of value which depends on factors built into the table, as described below.

ANNUITY UNITS: We then convert the value of your variable account to annuity units. To compute the number of units credited to you, we divide the first monthly payment by the annuity unit value (see below) on the valuation date that falls on (or closest to the valuation date that falls before) the seventh calendar day before the retirement date. The number of units in your variable account is fixed. The value of the units fluctuates with the performance of the underlying fund.

SUBSEQUENT PAYOUTS: To compute later payouts, we multiply:

o  the annuity unit value on the valuation date by;

o  the fixed number of annuity units credited to you.

ANNUITY UNIT VALUES: We originally set this value at $1 for each variable account. To calculate later values we multiply the last annuity value by the product of:

o  the net investment factor; and

o  the neutralizing factor.

The purpose of the neutralizing factor is to offset the effect of the assumed rate built into the annuity table. With an assumed investment rate of 5%, the neutralizing factor is 0.999866 for a one day valuation period.

NET INVESTMENT FACTOR: We determine the net investment factor by:

o adding the fund's current net asset value per share plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then

o  dividing that sum by the previous adjusted net asset value per share; and

o subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the fund may fluctuate, the net investment factor may be greater or less than one, and the annuity unit value may increase or decrease. You bear this investment risk in a variable account.

THE FIXED ACCOUNT

We guarantee your fixed annuity payout amounts. Once calculated, your payout will remain the same and never change. To calculate your annuity payouts we:

o take the value of your fixed account at the retirement date or the date you selected to begin receiving your annuity payouts; then

o using an annuity table, we apply the value according to the annuity payout plan you select.

The annuity payout table we use will be the one in effect at the time you choose to begin your annuity payouts. The values in the table will be equal to or greater than the table in your contract or certificate.

--------------------------------------------------------------------------------
3  --  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

RATING AGENCIES

We receive ratings from independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. The ratings reflect each agency's estimation of our ability to meet our contractual obligations such as making annuity payouts and paying death benefits and other distributions. As such, the ratings relate to our fixed account and not to the variable accounts. This information generally does not relate to the management or performance of the variable accounts.


For detailed information on the agency ratings given to IDS Life, refer to the American Express website at (americanexpress.com/advisors) or contact your sales representative. Or view our current ratings by visiting the agency websites directly at:


A.M. Best                                                        www.ambest.com
Fitch                                                      www.fitchratings.com
Moody's                                                www.moodys.com/insurance

A.M. Best -- Rates insurance companies for their financial strength.


Fitch -- Rates insurance companies for their claims-paying ability.


Moody's -- Rates insurance companies for their financial strength.

PRINCIPAL UNDERWRITER


IDS Life serves as principal underwriter for the contract, which it offers on a continuous basis. IDS Life is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. (NASD). Our sales representatives are licensed insurance and annuity agents and are registered with the NASD as our representatives. IDS Life is ultimately controlled by American Express Company. IDS Life currently pays underwriting commissions for its role as principal underwriter. For the past three years, the aggregate dollar amount of underwriting commissions paid in its role as principal underwriter has been: 2004: $57,026,951; 2003: $39,181,124; and 2002:
$37,418,102. IDS Life retains no underwriting commission from the sale of the contract.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements appearing in this SAI have been audited by Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, MN 55402, independent registered public accounting firm, as stated in their report appearing herein.



--------------------------------------------------------------------------------
4  --  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS

IDS LIFE INSURANCE COMPANY

We have audited the accompanying individual statements of assets and liabilities of IDS Life Accounts H, G, PZ, RZ, KZ, QZ, LZ, F, N, MZ, JZ, IZ, SZ and TZ as of December 31, 2004, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the management of IDS Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of IDS Life Accounts H, G, PZ, RZ, KZ, QZ, LZ, F, N, MZ, JZ, IZ, SZ and TZ's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of IDS Life Accounts H, G, PZ, RZ, KZ, QZ, LZ, F, N, MZ, JZ, IZ, SZ and TZ's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the affiliated and unaffiliated mutual fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of IDS Life Accounts H, G, PZ, RZ, KZ, QZ, LZ, F, N, MZ, JZ, IZ, SZ and TZ at December 31, 2004, and the individual results of their operations and changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles .

                                                           /s/ Ernst & Young LLP

Minneapolis, Minnesota

March 31, 2005

--------------------------------------------------------------------------------
5  --  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

STATEMENTS OF ASSETS AND LIABILITIES
                                                                                     SEGREGATED ASSET ACCOUNTS
                                                             ---------------------------------------------------------------------
DECEMBER 31, 2004                                                   H            G             PZ             RZ           KZ
ASSETS
Investments, at value(1),(2)                                 $85,010,955    $607,911,746  $285,655,157  $135,025,080   $69,112,092
Dividends receivable                                             108,192       2,307,997            --            --       198,246
Accounts receivable from IDS Life for contract purchase
   payments                                                      118,504              --       148,585            --        41,994
Receivable for share redemptions                                      --              --            --            --            --
----------------------------------------------------------------------------------------------------------------------------------
Total assets                                                  85,237,651     610,219,743   285,803,742   135,025,080    69,352,332
==================================================================================================================================

LIABILITIES
Payable to IDS Life for:
   Mortality and expense risk fee                                 72,681         520,993       237,941       114,193        58,569
   Contract terminations                                              --         318,237            --        98,309            --
Payable for investments purchased                                     --              --            --            --            --
----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                 72,681         839,230       237,941       212,502        58,569
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period     84,661,926     602,886,576   283,934,012   133,928,126    68,776,632
Net assets applicable to contracts in payment period             503,044       6,493,937     1,631,789       884,452       517,131
----------------------------------------------------------------------------------------------------------------------------------
Total net assets                                             $85,164,970    $609,380,513  $285,565,801  $134,812,578   $69,293,763
==================================================================================================================================
(1) Investment shares                                         85,041,471      57,100,073    22,044,112    11,522,495     5,944,767
(2) Investments, at cost                                     $85,010,955    $632,368,088  $224,062,812  $111,125,064   $60,952,434
----------------------------------------------------------------------------------------------------------------------------------

                                                                                       SEGREGATED ASSET ACCOUNTS

DECEMBER 31, 2004 (CONTINUED)                                     QZ           LZ             F               N              MZ
ASSETS
Investments, at value(1),(2)                                 $25,503,643  $169,797,823  $1,495,757,512  $1,648,114,387  $980,646,212
Dividends receivable                                                  --       912,815              --              --            --
Accounts receivable from IDS Life for contract purchase
   payments                                                           --            --              --              --            --
Receivable for share redemptions                                      --            --              --              --            --
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                  25,503,643   170,710,638   1,495,757,512   1,648,114,387   980,646,212

LIABILITIES
Payable to IDS Life for:
   Mortality and expense risk fee                                 21,651       145,669       1,276,585       1,406,474       841,420
   Contract terminations                                          14,602        63,060       1,079,941         558,192       992,789
Payable for investments purchased                                     --            --              --              --            --
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                 36,253       208,729       2,356,526       1,964,666     1,834,209
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period     25,240,951   168,488,605   1,482,149,198   1,628,011,192   964,563,070
Net assets applicable to contracts in payment period             226,439     2,013,304      11,251,788      18,138,529    14,248,933
------------------------------------------------------------------------------------------------------------------------------------
Total net assets                                             $25,467,390  $170,501,909  $1,493,400,986  $1,646,149,721  $978,812,003
====================================================================================================================================
(1) Investment shares                                          4,052,095    24,861,920      71,440,165     109,215,731    62,575,376
(2) Investments, at cost                                     $22,063,371  $163,966,983  $1,725,766,791  $1,608,305,971  $897,968,820
------------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
6  --  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

STATEMENTS OF ASSETS AND LIABILITIES
                                                                                SEGREGATED ASSET ACCOUNTS
                                                              ---------------------------------------------------------
DECEMBER 31, 2004 (CONTINUED)                                      JZ               IZ            SZ            TZ
ASSETS
Investments, at value(1),(2)                                  $569,092,529    $590,195,067  $149,325,393  $104,646,291
Dividends receivable                                                    --              --            --            --
Accounts receivable from IDS Life for contract purchase
   payments                                                             --              --        77,556        21,282
Receivable for share redemptions                                        --              --       127,932        90,355
-----------------------------------------------------------------------------------------------------------------------
Total assets                                                   569,092,529     590,195,067   149,530,881   104,757,928
=======================================================================================================================

LIABILITIES
Payable to IDS Life for:
   Mortality and expense risk fee                                  487,319         500,361       127,932        90,355
   Contract terminations                                           482,419         225,708            --            --
Payable for investments purchased                                       --              --        77,556        21,282
-----------------------------------------------------------------------------------------------------------------------
Total liabilities                                                  969,738         726,069       205,488       111,637
-----------------------------------------------------------------------------------------------------------------------
Net assets applicable to contracts in accumulation period      563,759,934     585,633,869   148,090,510   104,351,498
Net assets applicable to contracts in payment period             4,362,857       3,835,129     1,234,883       294,793
-----------------------------------------------------------------------------------------------------------------------
Total net assets                                              $568,122,791    $589,468,998  $149,325,393  $104,646,291
=======================================================================================================================
(1) Investment shares                                           71,126,267      61,206,896     6,255,777    13,330,738
(2) Investments, at cost                                      $910,441,207    $606,866,464  $132,817,968  $ 89,146,653
-----------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
7  --  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

STATEMENTS OF OPERATIONS
                                                                                       SEGREGATED ASSET ACCOUNTS
                                                              ---------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004                                        H               G            PZ             RZ           KZ
INVESTMENT INCOME
Dividend income                                               $   707,586    $ 25,509,030   $ 3,493,547   $        --    $2,721,033
Variable account expenses                                       1,003,648       6,711,793     2,148,261     1,223,581       668,709
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                  (296,062)     18,797,237     1,345,286    (1,223,581)    2,052,324
====================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
   Proceeds from sales                                         56,540,247     173,690,227     3,186,241     5,475,658     8,950,733
   Cost of investments sold                                    56,540,424     182,134,432     2,737,385     4,919,518     8,405,669
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                     (177)     (8,444,205)      448,856       556,140       545,064
Net change in unrealized appreciation or depreciation of
   investments                                                        195      11,664,331    36,534,372    10,583,448     3,019,387
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                         18       3,220,126    36,983,228    11,139,588     3,564,451
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                 $  (296,044)   $ 22,017,363   $38,328,514   $ 9,916,007    $5,616,775
====================================================================================================================================

                                                                                      SEGREGATED ASSET ACCOUNTS
                                                              ---------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004 (CONTINUED)                            QZ             LZ             F            N              MZ
INVESTMENT INCOME
Dividend income                                                $   80,256     $12,084,418  $ 13,854,883  $ 38,659,689  $ 10,764,345
Variable account expenses                                         254,172       1,728,760    15,629,293    17,147,205    10,897,733
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                  (173,916)     10,355,658    (1,774,410)   21,512,484      (133,388)
====================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
   Proceeds from sales                                          4,340,299      25,469,191   297,244,724   348,354,938   281,222,050
   Cost of investments sold                                     4,039,105      25,545,493   361,602,096   359,154,384   267,568,825
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                  301,194         (76,302)  (64,357,372)  (10,799,446)   13,653,225
Net change in unrealized appreciation or depreciation of
   investments                                                  1,579,234       6,335,045   133,611,280   124,862,409     2,919,792
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                  1,880,428       6,258,743    69,253,908   114,062,963    16,573,017
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                  $1,706,512     $16,614,401  $ 67,479,498  $135,575,447  $ 16,439,629
====================================================================================================================================

                                                                                           SEGREGATED ASSET ACCOUNTS
                                                                          ---------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004 (CONTINUED)                                          JZ             IZ            SZ            TZ
INVESTMENT INCOME
Dividend income                                                           $          --    $  6,088,536   $   967,468   $        --
Variable account expenses                                                     5,981,038       5,561,139     1,341,429       927,674
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                              (5,981,038)        527,397      (373,961)     (927,674)
====================================================================================================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
   Proceeds from sales                                                      153,198,977      66,783,246     4,644,516     3,467,896
   Cost of investments sold                                                 270,434,048      77,701,992     4,424,801     3,273,817
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of investments                           (117,235,071)    (10,918,746)      219,715       194,079
Net change in unrealized appreciation or depreciation of
   investments                                                              164,830,201      94,286,799    13,595,123    11,802,965
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                               47,595,130      83,368,053    13,814,838    11,997,044
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                             $  41,614,092    $ 83,895,450   $13,440,877   $11,069,370
====================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
8  --  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                      SEGREGATED ASSET ACCOUNTS
                                                             ----------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004                                          H            G             PZ            RZ            KZ
OPERATIONS
Investment income (loss) -- net                              $   (296,062)  $  18,797,237  $  1,345,286 $  (1,223,581) $  2,052,324
Net realized gain (loss) on sales of investments                     (177)     (8,444,205)      448,856       556,140       545,064
Net change in unrealized appreciation or depreciation of
   investments                                                        195      11,664,331    36,534,372    10,583,448     3,019,387
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                    (296,044)     22,017,363    38,328,514     9,916,007     5,616,775
===================================================================================================================================

CONTRACT TRANSACTIONS
Contract purchase payments                                      5,017,451       9,247,842     6,448,623     3,376,716     1,062,063
Net transfers(1)                                               (6,588,649)    (58,939,895)  108,302,039    27,838,222     6,338,558
Transfers for policy loans                                        333,957         784,788       215,622       161,217        37,111
Adjustments to net assets allocated to contracts in payout
   period                                                         104,933        (930,285)      394,915       271,255       (64,514)
Contract charges                                                  (92,547)       (567,466)     (151,707)      (88,953)      (39,616)
Contract terminations:
   Surrender benefits                                         (45,347,216)   (105,451,128)  (29,817,523)  (19,326,620)  (11,786,676)
   Death benefits                                              (1,340,434)    (10,569,142)   (1,244,185)     (604,305)     (567,196)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                (47,912,505)   (166,425,286)   84,147,784    11,627,532    (5,020,270)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                               133,373,519     753,788,436   163,089,503   113,269,039    68,697,258
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                    $ 85,164,970   $ 609,380,513  $285,565,801  $134,812,578  $ 69,293,763
===================================================================================================================================

ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                         46,632,608     116,954,472   152,402,188   110,322,606    46,752,508
Contract purchase payments                                      1,763,193       1,430,460     5,845,844     3,285,424       722,675
Net transfers(1)                                               (2,309,713)     (9,203,901)   97,544,969    27,072,153     4,211,464
Transfers for policy loans                                        118,675         122,360       197,358       159,998        25,712
Contract charges                                                  (32,750)        (88,071)     (137,494)      (87,225)      (26,954)
Contract terminations:
   Surrender benefits                                         (15,931,690)    (16,293,432)  (26,852,762)  (18,887,817)   (7,999,190)
   Death benefits                                                (471,436)     (1,647,230)   (1,141,462)     (595,607)     (384,434)
-----------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                               29,768,887      91,274,658   227,858,641   121,269,532    43,301,781
===================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
9  --  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                      SEGREGATED ASSET ACCOUNTS
                                                          --------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004 (CONTINUED)                         QZ         LZ                F              N               MZ
OPERATIONS
Investment income (loss) -- net                           $  (173,916) $ 10,355,658  $   (1,774,410) $   21,512,484  $     (133,388)
Net realized gain (loss) on sales of investments              301,194       (76,302)    (64,357,372)    (10,799,446)     13,653,225
Net change in unrealized appreciation or depreciation of
   investments                                              1,579,234     6,335,045     133,611,280     124,862,409       2,919,792
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                               1,706,512    16,614,401      67,479,498     135,575,447      16,439,629
====================================================================================================================================

CONTRACT TRANSACTIONS
Contract purchase payments                                    682,412     2,196,607      23,211,338      23,025,845      22,574,271
Net transfers(1)                                            2,541,294    10,334,556     (72,175,146)    (87,236,098)   (106,131,459)
Transfers for policy loans                                     63,884       113,109       2,982,617       2,482,961       2,000,804
Adjustments to net assets allocated to contracts in payout
   period                                                     146,455      (236,900)     (1,757,373)     (2,542,448)     (2,952,796)
Contract charges                                              (18,404)     (107,680)     (1,635,335)     (1,540,782)     (1,070,129)
Contract terminations:
   Surrender benefits                                      (4,429,092)  (31,747,364)   (219,254,339)   (247,272,613)   (177,420,916)
   Death benefits                                            (210,493)   (1,601,012)    (13,116,380)    (17,428,111)     (7,592,480)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions             (1,223,944)  (21,048,684)   (281,744,618)   (330,511,246)   (270,592,705)
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                            24,984,822   174,936,192   1,707,666,106   1,841,085,520   1,232,965,079
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                 $25,467,390  $170,501,909  $1,493,400,986  $1,646,149,721     978,812,003
====================================================================================================================================

ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                     35,326,405   137,684,014     209,699,483     452,912,801     756,075,631
Contract purchase payments                                    961,474     1,694,143       2,878,411       5,614,794      14,220,791
Net transfers(1)                                            3,488,526     7,824,155      (9,000,693)    (21,412,667)    (67,597,807)
Transfers for policy loans                                     89,732        88,045         374,533         611,097       1,273,674
Contract charges                                              (26,108)      (83,138)       (203,986)       (377,000)       (678,891)
Contract terminations:
   Surrender benefits                                      (6,226,089)  (24,369,586)    (27,239,173)    (60,177,316)   (112,043,524)
   Death benefits                                            (298,584)   (1,230,191)     (1,638,709)     (4,265,076)     (4,816,880)
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                           33,315,356   121,607,442     174,869,866     372,906,633     586,432,994
====================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
10  --  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

STATEMENTS OF CHANGES IN NET ASSETS
                                                                               SEGREGATED ASSET ACCOUNTS
                                                          --------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2004 (CONTINUED)                              JZ           IZ             SZ            TZ
OPERATIONS
Investment income (loss) -- net                              $  (5,981,038)   $    527,397  $   (373,961) $   (927,674)
Net realized gain (loss) on sales of investments              (117,235,071)    (10,918,746)      219,715       194,079
Net change in unrealized appreciation or depreciation of
   investments                                                 164,830,201      94,286,799    13,595,123    11,802,965
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                   41,614,092      83,895,450    13,440,877    11,069,370
========================================================================================================================

CONTRACT TRANSACTIONS
Contract purchase payments                                      12,779,816      10,978,453     3,042,674     3,079,153
Net transfers(1)                                               (62,131,419)     16,410,678    33,499,923    26,638,204
Transfers for policy loans                                       1,503,072       1,283,183       152,508       136,786
Adjustments to net assets allocated to contracts in payout
   period                                                         (961,142)       (617,547)       13,704       (27,647)
Contract charges                                                  (672,433)       (579,728)     (102,834)      (65,274)
Contract terminations:
   Surrender benefits                                          (93,771,798)    (83,948,291)  (22,778,326)  (14,437,035)
   Death benefits                                               (4,101,515)     (4,252,454)     (654,174)     (652,941)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                (147,355,419)    (60,725,706)   13,173,475    14,671,246
------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                673,864,118     566,299,254   122,711,041    78,905,675
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                    $ 568,122,791    $589,468,998  $149,325,393  $104,646,291
========================================================================================================================

ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                         451,834,257     415,318,705   130,894,783    97,222,773
Contract purchase payments                                       8,728,076       7,826,038     3,190,472     3,680,278
Net transfers(1)                                               (42,652,379)     11,177,405    35,032,787    31,607,135
Transfers for policy loans                                       1,033,894         925,700       161,620       165,177
Contract charges                                                  (461,788)       (415,637)     (108,581)      (78,858)
Contract terminations:
   Surrender benefits                                          (64,070,656)    (59,793,216)  (23,884,062)  (17,312,331)
   Death benefits                                               (2,823,649)     (3,060,212)     (685,980)     (783,935)
------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                               351,587,755     371,978,783   144,601,039   114,500,239
========================================================================================================================

(1) Includes transfer activity from (to) other accounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
11  --  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                       SEGREGATED ASSET ACCOUNTS
                                                          --------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003                                          H            G             PZ            RZ            KZ
OPERATIONS
Investment income (loss) -- net                              $   (855,342)  $  22,497,663  $    704,021  $   (866,848) $  4,279,058
Net realized gain (loss) on sales of investments                   (2,487)    (13,441,607)   (3,728,719)      (14,781)      694,417
Net change in unrealized appreciation or depreciation of
   investments                                                      2,495      20,514,712    43,561,435    18,961,396     2,662,480
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                    (855,334)     29,570,768    40,536,737    18,079,767     7,635,955
====================================================================================================================================

CONTRACT TRANSACTIONS
Contract purchase payments                                      5,448,351      11,427,722     3,793,308     2,886,919       690,913
Net transfers(1)                                              (25,709,707)    (70,239,577)   37,786,722    40,943,579     5,547,201
Transfers for policy loans                                        366,084       1,038,934       148,975       114,102        37,438
Adjustments to net assets allocated to contracts in payout
   period                                                         (70,272)       (889,977)      (85,763)     (106,451)      (59,683)
Contract charges                                                 (146,369)       (741,977)      (89,677)      (71,052)      (44,066)
Contract terminations:
   Surrender benefits                                         (69,810,505)   (154,102,815)  (17,458,123)  (12,656,197)  (11,317,369)
   Death benefits                                              (1,365,379)    (12,985,833)   (1,225,616)     (524,390)     (643,893)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                (91,287,797)   (226,493,523)   22,869,826    30,586,510    (5,789,459)
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                               225,516,650     950,711,191    99,682,940    64,602,762    66,850,762
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                    $133,373,519   $ 753,788,436  $163,089,503  $113,269,039  $ 68,697,258
====================================================================================================================================

ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                         78,538,459     152,851,774   130,357,328    76,367,594    50,932,382
Contract purchase payments                                      1,905,714       1,814,154     4,394,522     3,185,751       505,382
Net transfers(1)                                               (9,002,694)    (11,195,384)   39,575,579    45,377,433     4,075,783
Transfers for policy loans                                        127,973         165,114       173,176       127,447        27,393
Contract charges                                                  (51,612)       (118,329)     (105,483)      (78,878)      (32,322)
Contract terminations:
   Surrender benefits                                         (24,268,837)    (24,434,425)  (20,580,461)  (14,073,891)   (8,281,839)
   Death benefits                                                (616,395)     (2,128,432)   (1,412,473)     (582,850)     (474,271)
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                               46,632,608     116,954,472   152,402,188   110,322,606    46,752,508
====================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
12  --  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                       SEGREGATED ASSET ACCOUNTS
                                                          --------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003 (CONTINUED)                          QZ           LZ            F                N             MZ
OPERATIONS
Investment income (loss) -- net                            $  (132,242)  $ 10,612,898  $  (6,144,114) $  22,616,553   $  (3,946,326)
Net realized gain (loss) on sales of investments              (296,887)   (20,370,669)  (143,179,944)   (70,029,317)    (19,276,186)
Net change in unrealized appreciation or depreciation of
   investments                                               3,486,136     43,658,772    546,642,691    361,265,852     269,192,534
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                3,057,007     33,901,001    397,318,633    313,853,088     245,970,022
====================================================================================================================================

CONTRACT TRANSACTIONS
Contract purchase payments                                     679,908      2,225,539     26,227,306     26,295,996      27,478,207
Net transfers(1)                                            15,133,414     30,916,198    (81,538,158)  (105,301,819)    (42,018,670)
Transfers for policy loans                                      61,661        129,776      3,790,634      3,221,547       2,621,713
Adjustments to net assets allocated to contracts in payout
   period                                                      (16,833)      (205,343)    (1,260,302)    (1,937,136)     (1,716,333)
Contract charges                                               (13,065)      (105,615)    (1,854,347)    (1,791,720)     (1,261,531)
Contract terminations:
   Surrender benefits                                       (2,457,128)   (28,879,699)  (242,847,804)  (281,341,407)   (188,533,034)
   Death benefits                                              (65,923)    (1,814,513)   (13,437,580)   (19,746,347)     (8,245,952)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions              13,322,034      2,266,343   (310,920,251)  (380,600,886)   (211,675,600)
------------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                              8,605,781    138,768,848  1,621,267,724  1,907,833,318   1,198,670,657
------------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                  $24,984,822   $174,936,192 $1,707,666,106 $1,841,085,520 $ 1,232,965,079
====================================================================================================================================

ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                      14,618,326    135,204,489    254,879,392    559,480,928     907,437,355
Contract purchase payments                                   1,058,487      1,952,033      3,766,733      7,309,224      19,373,974
Net transfers(1)                                            23,481,913     27,627,141    (12,440,841)   (30,318,533)    (32,952,792)
Transfers for policy loans                                      94,074        113,938        544,537        896,091       1,840,743
Contract charges                                               (20,271)       (93,423)      (267,692)      (500,798)       (892,783)
Contract terminations:
   Surrender benefits                                       (3,804,565)   (25,477,926)   (34,850,762)   (78,406,576)   (132,913,937)
   Death benefits                                             (101,559)    (1,642,238)    (1,931,884)    (5,547,535)     (5,816,929)
------------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                            35,326,405    137,684,014    209,699,483    452,912,801     756,075,631
====================================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
13  --  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

STATEMENTS OF CHANGES IN NET ASSETS
                                                                               SEGREGATED ASSET ACCOUNTS
                                                          ---------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2003 (CONTINUED)                            JZ             IZ             SZ            TZ
OPERATIONS
Investment income (loss) -- net                              $  (6,553,677)  $    (467,842) $   (183,935)  $  (541,833)
Net realized gain (loss) on sales of investments              (180,120,121)   (160,772,798)   (1,685,504)     (499,184)
Net change in unrealized appreciation or depreciation of
   investments                                                 343,203,001     285,793,926    29,259,826    19,825,994
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                  156,529,203     124,553,286    27,390,387    18,784,977
=========================================================================================================================

CONTRACT TRANSACTIONS
Contract purchase payments                                      15,806,131      11,945,612     2,486,908     2,390,376
Net transfers(1)                                               (50,656,484)    (34,473,201)   21,630,813    26,771,456
Transfers for policy loans                                       1,982,257       1,469,963       161,132       120,462
Adjustments to net assets allocated to contracts in payout
   period                                                         (487,800)       (381,594)      (88,830)      (15,841)
Contract charges                                                  (802,608)       (618,465)      (88,226)      (42,879)
Contract terminations:
   Surrender benefits                                          (97,865,567)    (79,088,014)  (17,634,126)   (8,263,429)
   Death benefits                                               (4,596,056)     (4,186,299)     (633,243)     (254,614)
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                (136,620,127)   (105,331,998)    5,834,428    20,705,531
-------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                653,955,042     547,077,966    89,486,226    39,415,167
-------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                                    $ 673,864,118   $ 566,299,254  $122,711,041   $78,905,675
=========================================================================================================================

ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                         559,621,230     509,029,708   124,945,934    68,358,136
Contract purchase payments                                      12,370,914      10,621,813     3,145,901     3,590,075
Net transfers(1)                                               (41,445,607)    (31,124,442)   25,849,444    38,092,276
Transfers for policy loans                                       1,548,549       1,308,112       203,434       181,359
Contract charges                                                  (627,846)       (552,785)     (111,694)      (64,871)
Contract terminations:
   Surrender benefits                                          (76,093,610)    (70,243,075)  (22,278,351)  (12,498,308)
   Death benefits                                               (3,539,373)     (3,720,626)     (859,885)     (435,894)
-------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                               451,834,257     415,318,705   130,894,783    97,222,773
=========================================================================================================================

(1) Includes transfer activity from (to) other accounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14  --  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

IDS Life Accounts H, G, PZ, RZ, KZ, QZ, LZ, F, N, MZ, JZ, IZ, SZ and TZ (collectively, the Accounts) were established as segregated asset accounts of IDS Life under Minnesota law and are registered collectively as a single unit investment trust under the Investment Company Act of 1940, as amended (the 1940
Act) and exist in accordance with the rules and regulations of the Insurance Division, Department of Commerce of the State of Minnesota.

The Accounts are used as a funding vehicle for individual variable annuity contracts issued by IDS Life. The following is a list of each variable annuity product funded through the Accounts.

IDS Life Employee Benefit Annuity
IDS Life Flexible Annuity
IDS Life Group Variable Annuity Contract
IDS Life Variable Retirement and Combination Retirement Annuities

Each Account invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding Account name are provided below.

ACCOUNT        FUND
-----------------------------------------------------------------------------
H              AXP(R) Variable Portfolio - Cash Management Fund
G              AXP(R) Variable Portfolio - Diversified Bond Fund
PZ             AXP(R) Variable Portfolio - Diversified Equity Income Fund
RZ             AXP(R) Variable Portfolio - Equity Select Fund
KZ             AXP(R) Variable Portfolio - Global Bond Fund
QZ             AXP(R) Variable Portfolio - Growth Fund
LZ             AXP(R) Variable Portfolio - High Yield Bond Fund
F              AXP(R) Variable Portfolio - Large Cap Equity Fund
                 (previously AXP(R) Variable Portfolio - Capital Resource Fund)
N              AXP(R) Variable Portfolio - Managed Fund
MZ             AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)
JZ             AXP(R) Variable Portfolio - Strategy Aggressive Fund
IZ             AXP(R) Variable Portfolio - Threadneedle International Fund
                 (previously AXP(R) Variable Portfolio - International Fund)
SZ             AllianceBernstein VP Growth and Income Portfolio (Class B)
TZ             Wells Fargo Advantage Small Cap Growth Fund
-----------------------------------------------------------------------------

The assets of each Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life.

IDS Life serves as issuer of the contracts.

On Feb. 1, 2005, American Express Company announced plans to pursue a spin-off of 100% of the common stock of AEFC. AEFC is the parent company of IDS Life.

The spin-off of AEFC, expected to be completed in the third quarter of 2005, is subject to certain regulatory and other approvals, as well as final approval by the board of directors of American Express Company.

Upon completion of the spin-off, AEFC will be a publicly traded company separate from American Express Company. AEFC will continue to own all the outstanding stock of IDS Life and will replace American Express Company as the ultimate control person of IDS Life.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS IN THE FUNDS

Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds. Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the Accounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the Accounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

--------------------------------------------------------------------------------
15  --  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

VARIABLE PAYOUT

Net assets allocated to contracts in the payout period are periodically compared to a computation which uses the Annuity 2000 Basic Mortality Table and which assumes future mortality improvement. The assumed investment return is 5% unless the annuitant elects otherwise, in which case the rate would be 3.5%, as regulated by the laws of the respective states. The mortality risk is fully borne by IDS Life and may result in additional amounts being transferred into the variable annuity account by IDS Life to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company.

FEDERAL INCOME TAXES

IDS Life is taxed as a life insurance company. The Accounts are treated as part of IDS Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Accounts to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Accounts for federal income taxes. IDS Life will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

3. VARIABLE ACCOUNT EXPENSES

IDS Life makes contractual assurances to the Accounts that possible future adverse changes in administrative expenses and mortality experience of the contract owners and annuitants will not affect the Accounts. IDS Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 1% of the average daily net assets of each Account.

4. CONTRACT CHARGES

IDS Life deducts a contract administrative charge of $20 to $500 per year depending upon the product selected. This charge reimburses IDS Life for expenses incurred in establishing and maintaining the annuity records. Certain products may waive this charge based upon the underlying contract value.

5. SURRENDER (WITHDRAWAL) CHARGES

IDS Life may use a surrender (withdrawal) charge to help it recover certain expenses related to the sale of the annuity. When applicable, a surrender (withdrawal) charge will apply for a maximum number of years, as depicted in the surrender (withdrawal) charge schedule included in the applicable product's prospectus. Charges by IDS Life for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $20,712,481 in 2004 and $19,881,432 in 2003. Such charges are not treated as a separate expense of the Accounts. They are ultimately deducted from contract surrender benefits paid by IDS Life.

6. RELATED PARTY TRANSACTIONS

Management fees were paid indirectly to AEFC, an affiliate of IDS Life, in its capacity as investment manager for the American Express(R) Variable Portfolio Funds. The Fund's Investment Management Services Agreement provides for a fee at a percentage of each Fund's average daily net assets that declines annually as each Fund's assets increase. The percentage range for each Fund is as follows:

FUND                                                          PERCENTAGE RANGE
--------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Cash Management Fund               0.510% to 0.440%
AXP(R) Variable Portfolio - Diversified Bond Fund              0.610% to 0.535%
AXP(R) Variable Portfolio - Diversified Equity Income Fund     0.560% to 0.470%
AXP(R) Variable Portfolio - Equity Select Fund                 0.650% to 0.560%
AXP(R) Variable Portfolio - Global Bond Fund                   0.840% to 0.780%
AXP(R) Variable Portfolio - Growth Fund                        0.630% to 0.570%
AXP(R) Variable Portfolio - High Yield Bond Fund               0.620% to 0.545%
AXP(R) Variable Portfolio - Large Cap Equity Fund              0.630% to 0.570%
AXP(R) Variable Portfolio - Managed Fund                       0.630% to 0.550%
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)             0.630% to 0.570%
AXP(R) Variable Portfolio - Strategy Aggressive Fund           0.650% to 0.575%
AXP(R) Variable Portfolio - Threadneedle International Fund    0.870% to 0.795%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
16  --  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

For the following Funds the fee may be adjusted upward or downward by a maximum performance incentive adjustment of 0.08% for AXP(R) Variable Portfolio - Managed Fund and 0.12% for each remaining Fund. The adjustment is based on a comparison of the performance of each Fund to an index of similar funds up to a maximum percentage of each Fund's average daily net assets.

AXP(R) Variable Portfolio - Diversified Equity Income Fund
AXP(R) Variable Portfolio - Equity Select Fund
AXP(R) Variable Portfolio - Growth Fund
AXP(R) Variable Portfolio - Large Cap Equity Fund
AXP(R) Variable Portfolio - Managed Fund
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)
AXP(R) Variable Portfolio - Strategy Aggressive Fund
AXP(R) Variable Portfolio - Threadneedle International Fund

The American Express(R) Variable Portfolio Funds also have an agreement with IDS Life for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays a distribution fee at an annual rate up to 0.125% of each Fund's average daily net assets.

The American Express(R) Variable Portfolio Funds have an Administrative Services Agreement with AEFC. Under this agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of each Fund's average daily net assets that declines annually as each Fund's assets increase. The percentage range for each Fund is as follows:

FUND                                                          PERCENTAGE RANGE
--------------------------------------------------------------------------------
AXP(R) Variable Portfolio - Cash Management Fund               0.030% to 0.020%
AXP(R) Variable Portfolio - Diversified Bond Fund              0.050% to 0.025%
AXP(R) Variable Portfolio - Diversified Equity Income Fund     0.040% to 0.020%
AXP(R) Variable Portfolio - Equity Select Fund                 0.060% to 0.030%
AXP(R) Variable Portfolio - Global Bond Fund                   0.060% to 0.040%
AXP(R) Variable Portfolio - Growth Fund                        0.050% to 0.030%
AXP(R) Variable Portfolio - High Yield Bond Fund               0.050% to 0.025%
AXP(R) Variable Portfolio - Large Cap Equity Fund              0.050% to 0.030%
AXP(R) Variable Portfolio - Managed Fund                       0.040% to 0.020%
AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)             0.050% to 0.030%
AXP(R) Variable Portfolio - Strategy Aggressive Fund           0.060% to 0.035%
AXP(R) Variable Portfolio - Threadneedle International Fund    0.060% to 0.035%
--------------------------------------------------------------------------------

The American Express(R) Variable Portfolio Funds pay custodian fees to American Express Trust Company, an affiliate of IDS Life.

7. INVESTMENT TRANSACTIONS

The Accounts' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2004 were as follows:

ACCOUNT  FUND                                                        PURCHASES
--------------------------------------------------------------------------------
H        AXP(R) Variable Portfolio - Cash Management Fund            $ 7,816,243
G        AXP(R) Variable Portfolio - Diversified Bond Fund            25,860,515
PZ       AXP(R) Variable Portfolio - Diversified Equity Income Fund   88,809,368
RZ       AXP(R) Variable Portfolio - Equity Select Fund               16,007,072
KZ       AXP(R) Variable Portfolio - Global Bond Fund                  5,677,194
QZ       AXP(R) Variable Portfolio - Growth Fund                       2,948,806
LZ       AXP(R) Variable Portfolio - High Yield Bond Fund             14,808,983
F        AXP(R) Variable Portfolio - Large Cap Equity Fund            13,890,757
N        AXP(R) Variable Portfolio - Managed Fund                     38,756,355
MZ       AXP(R) Variable Portfolio - NEW DIMENSIONS FUND(R)           10,819,822
JZ       AXP(R) Variable Portfolio - Strategy Aggressive Fund             16,285
IZ       AXP(R) Variable Portfolio - Threadneedle International Fund   6,662,295
SZ       AllianceBernstein VP Growth and Income Portfolio (Class B)   17,444,030
TZ       Wells Fargo Advantage Small Cap Growth Fund                  17,211,468
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
17  --  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

8. FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the Accounts.

                                              H           G          PZ(4)      RZ(4)         KZ          QZ(4)         LZ
---------------------------------------------------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE
At Dec. 31, 2001                            $2.86        $5.91       $0.95      $0.99       $1.14        $0.80        $1.10
At Dec. 31, 2002                            $2.87        $6.17       $0.76      $0.84       $1.30        $0.59        $1.01
At Dec. 31, 2003                            $2.85        $6.38       $1.06      $1.02       $1.46        $0.71        $1.26
At Dec. 31, 2004                            $2.84        $6.61       $1.25      $1.10       $1.59        $0.76        $1.39
---------------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2001                           94,451      182,068      70,703     19,770      51,831        5,597      165,801
At Dec. 31, 2002                           78,538      152,852     130,357     76,368      50,932       14,618      135,204
At Dec. 31, 2003                           46,633      116,954     152,402    110,323      46,753       35,326      137,684
At Dec. 31, 2004                           29,769       91,275     227,859    121,270      43,302       33,315      121,607
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2001                         $270,731   $1,082,416     $67,205    $19,528     $59,782       $4,502     $183,470
At Dec. 31, 2002                         $225,517     $950,711     $99,683    $64,603     $66,851       $8,606     $138,769
At Dec. 31, 2003                         $133,374     $753,788    $163,090   $113,269     $68,697      $24,985     $174,936
At Dec. 31, 2004                          $85,165     $609,381    $285,566   $134,813     $69,294      $25,467     $170,502
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2001            3.58%        6.44%       1.38%         --       3.28%           --       11.00%
For the year ended Dec. 31, 2002            1.16%        5.05%       1.61%         --       4.75%        0.10%        7.83%
For the year ended Dec. 31, 2003            0.52%        3.61%       1.63%         --       7.21%        0.21%        7.71%
For the year ended Dec. 31, 2004            0.71%        3.81%       1.64%         --       4.09%        0.32%        7.02%
---------------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2001            1.00%        1.00%       1.00%      1.00%       1.00%        1.00%        1.00%
For the year ended Dec. 31, 2002            1.00%        1.00%       1.00%      1.00%       1.00%        1.00%        1.00%
For the year ended Dec. 31, 2003            1.00%        1.00%       1.00%      1.00%       1.00%        1.00%        1.00%
For the year ended Dec. 31, 2004            1.00%        1.00%       1.00%      1.00%       1.00%        1.00%        1.00%
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2001            2.51%        6.68%      (5.00%)    (1.00%)      0.00%      (20.00%)       4.76%
For the year ended Dec. 31, 2002            0.35%        4.40%     (20.00%)   (15.15%)     14.04%      (26.25%)      (8.18%)
For the year ended Dec. 31, 2003           (0.70%)       3.40%      39.47%     21.43%      12.31%       20.34%       24.75%
For the year ended Dec. 31, 2004           (0.26%)       3.45%      17.03%      8.02%       8.93%        7.35%       10.29%
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
18  --  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

                                             F            N          MZ          JZ          IZ          SZ(4)       TZ(4)
ACCUMULATION UNIT VALUE
---------------------------------------------------------------------------------------------------------------------------
At Dec. 31, 2001                            $8.19        $3.92       $1.69       $1.72      $1.32        $0.92        $0.94
At Dec. 31, 2002                            $6.32        $3.38       $1.31       $1.16      $1.07        $0.71        $0.57
At Dec. 31, 2003                            $8.09        $4.02       $1.61       $1.48      $1.35        $0.93        $0.81
At Dec. 31, 2004                            $8.48        $4.37       $1.64       $1.60      $1.57        $1.02        $0.91
---------------------------------------------------------------------------------------------------------------------------
UNITS (000S)
At Dec. 31, 2001                          335,310      733,747   1,142,222     752,799    667,381       78,465       25,510
At Dec. 31, 2002                          254,879      559,481     907,437     559,621    509,030      124,946       68,358
At Dec. 31, 2003                          209,699      452,913     756,076     451,834    415,319      130,895       97,223
At Dec. 31, 2004                          174,870      372,907     586,433     351,588    371,979      144,601      114,500
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS (000S)
At Dec. 31, 2001                       $2,759,346   $2,896,788  $1,946,274  $1,303,642   $884,935      $72,505      $23,973
At Dec. 31, 2002                       $1,621,268   $1,907,833  $1,198,671    $653,955   $547,078      $89,486      $39,415
At Dec. 31, 2003                       $1,707,666   $1,841,086  $1,232,965    $673,864   $566,299     $122,711      $78,906
At Dec. 31, 2004                       $1,493,401   $1,646,150    $978,812    $568,123   $589,469     $149,325     $104,646
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME RATIO(1)
For the year ended Dec. 31, 2001            0.29%        2.49%       0.22%       0.20%      1.20%        0.11%           --
For the year ended Dec. 31, 2002            0.52%        2.55%       0.50%          --      0.97%        0.58%           --
For the year ended Dec. 31, 2003            0.63%        2.25%       0.67%          --      0.91%        0.83%           --
For the year ended Dec. 31, 2004            0.89%        2.26%       0.99%          --      1.10%        0.73%           --
---------------------------------------------------------------------------------------------------------------------------
EXPENSE RATIO(2)
For the year ended Dec. 31, 2001            1.00%        1.00%       1.00%       1.00%      1.00%        1.00%        1.00%
For the year ended Dec. 31, 2002            1.00%        1.00%       1.00%       1.00%      1.00%        1.00%        1.00%
For the year ended Dec. 31, 2003            1.00%        1.00%       1.00%       1.00%      1.00%        1.00%        1.00%
For the year ended Dec. 31, 2004            1.00%        1.00%       1.00%       1.00%      1.00%        1.00%        1.00%
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(3)
For the year ended Dec. 31, 2001          (18.91%)     (11.51%)    (17.56%)    (33.59%)   (29.41%)      (8.00%)      (6.00%)
For the year ended Dec. 31, 2002          (22.83%)     (13.78%)    (22.49%)    (32.56%)   (18.94%)     (22.83%)     (39.36%)
For the year ended Dec. 31, 2003           28.01%       18.93%      22.90%      27.59%     26.17%       30.99%       42.11%
For the year ended Dec. 31, 2004            4.83%        8.51%       2.25%       8.32%     16.24%       10.11%       12.64%
---------------------------------------------------------------------------------------------------------------------------

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Account from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Accounts invest.These ratios are annualized for periods less than one year.

(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(4)  Operations commenced on June 1, 2001.

--------------------------------------------------------------------------------
19  --  IDS LIFE ACCOUNTS F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ AND TZ

IDS Life Insurance Company
--------------------------------------------------------------------------------

Report of Independent Registered Public Accounting Firm

THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of IDS Life Insurance Company (a wholly owned subsidiary of American Express Financial Corporation) as of December 31, 2004 and 2003, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of IDS Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of IDS Life Insurance Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of IDS Life Insurance Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of IDS Life Insurance Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the years in the period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2004 IDS Life Insurance Company adopted the provision of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" and in 2003 adopted the provisions of Financial Accounting Standards Board Interpretation No. 46 (revised December
2003), "Consolidation of Variable Interest Entities."

                                                           /s/ Ernst & Young LLP

Minneapolis, Minnesota

February 18, 2005

--------------------------------------------------------------------------------
1

IDS Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS

December 31, (Thousands, except share data)                                                             2004          2003

ASSETS
Investments: (Note 2)
Available-for-Sale:
   Fixed maturities, at fair value (amortized cost: 2004, $27,400,640; 2003, $26,596,709)         $28,131,195   $27,293,565
   Preferred and common stocks, at fair value (cost: 2004, $30,019; 2003, $30,019)                     31,256        31,046
Mortgage loans on real estate, at cost (less reserves: 2004, $45,347; 2003, $47,197)                2,923,542     3,180,020
Policy loans                                                                                          588,574       578,000
Trading securities and other investments                                                              753,298       801,871
----------------------------------------------------------------------------------------------------------------------------
      Total investments                                                                            32,427,865    31,884,502

Cash and cash equivalents                                                                             131,427       400,294
Restricted cash                                                                                       535,821       834,448
Amounts recoverable from reinsurers                                                                   876,408       754,514
Amounts due from brokers                                                                                7,109         1,792
Other accounts receivable                                                                              52,527        68,422
Accrued investment income                                                                             351,522       355,374
Deferred policy acquisition costs (Note 4)                                                          3,637,956     3,336,208
Deferred sales inducement costs (Note 5)                                                              302,997       278,971
Other assets                                                                                          308,398       253,858
Separate account assets                                                                            32,454,032    27,774,319
----------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                $71,086,062   $65,942,702
============================================================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:
   Future policy benefits:
   Fixed annuities                                                                                $26,978,596   $26,376,944
   Variable annuity guarantees (Note 5)                                                                32,955            --
   Universal life-type insurance                                                                    3,689,639     3,569,882
   Traditional life insurance                                                                         271,516       254,641
   Disability income and long-term care insurance                                                   1,942,656     1,724,204
Policy claims and other policyholders' funds                                                           69,884        67,911
Amounts due to brokers                                                                                162,609       228,707
Deferred income taxes, net                                                                            141,202       139,814
Other liabilities                                                                                     437,418       408,444
Separate account liabilities                                                                       32,454,032    27,774,319
----------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                                               66,180,507    60,544,866
----------------------------------------------------------------------------------------------------------------------------

Commitments and contingencies
Stockholder's equity:
   Capital stock, $30 par value; 100,000 shares authorized, issued and outstanding                      3,000         3,000
   Additional paid-in capital                                                                       1,370,388     1,370,388
   Retained earnings                                                                                3,190,474     3,624,837
   Accumulated other comprehensive income (loss), net of tax:
      Net unrealized securities gains                                                                 370,615       405,456
      Net unrealized derivative losses                                                                (28,922)       (5,845)
----------------------------------------------------------------------------------------------------------------------------
         Total accumulated other comprehensive income                                                 341,693       399,611
----------------------------------------------------------------------------------------------------------------------------
            Total stockholder's equity                                                              4,905,555     5,397,836
Total liabilities and stockholder's equity                                                        $71,086,062   $65,942,702
============================================================================================================================

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
2

IDS Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF INCOME

Years ended December 31,
(Thousands)
                                                                                         2004           2003          2002
REVENUES
Premiums:
   Traditional life insurance                                                       $   68,335     $   64,890    $   60,740
   Disability income and long-term care insurance                                      283,608        284,111       273,737
----------------------------------------------------------------------------------------------------------------------------
      Total premiums                                                                   351,943        349,001       334,477
Net investment income                                                                1,777,446      1,705,185     1,562,592
Contractholder and policyholder charges                                                554,344        530,190       525,497
Mortality and expense risk and other fees                                              430,320        390,516       404,787
Net realized gain (loss) on investments                                                 27,292          4,445        (5,243)
----------------------------------------------------------------------------------------------------------------------------
      Total                                                                          3,141,345      2,979,337     2,822,110

BENEFITS AND EXPENSES

Death and other benefits:
   Traditional life insurance                                                           36,843         38,870        36,850
   Investment contracts and universal life-type insurance                              227,664        209,065       214,222
   Disability income and long-term care insurance                                       67,261         57,339        52,972
Increase (decrease) in liabilities for future policy benefits:
   Traditional life insurance                                                            1,381         (2,401)        2,841
   Disability income and long-term care insurance                                      123,289        142,532       134,605
Interest credited on investment contracts and universal life-type insurance          1,127,875      1,242,020     1,163,351
Amortization of deferred policy acquisition costs                                      260,778        264,308       320,629
Other insurance and operating expenses                                                 503,872        453,065       426,633
----------------------------------------------------------------------------------------------------------------------------
      Total                                                                          2,348,963      2,404,798     2,352,103
----------------------------------------------------------------------------------------------------------------------------
Income before income tax provision and accounting change                               792,382        574,539       470,007
Income tax provision                                                                   226,177         66,945        87,826
----------------------------------------------------------------------------------------------------------------------------
Income before accounting change                                                        566,205        507,594       382,181
Cumulative effect of accounting change, net of tax benefit (Note 1)                    (70,568)        44,463            --
----------------------------------------------------------------------------------------------------------------------------
Net income                                                                          $  495,637     $  552,057    $  382,181
============================================================================================================================

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
3

IDS Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years ended December 31,
(Thousands)
                                                                                         2004           2003          2002

CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                         $   495,637   $    552,057  $    382,181
Adjustments to reconcile net income to net cash provided by (used in)
operating activities:
   Policy loans, excluding universal life-type insurance:
      Repayment                                                                         37,592         43,596        49,256
      Issuance                                                                         (39,230)       (34,490)      (35,345)
   Change in amounts recoverable from reinsurers                                      (121,894)      (121,004)     (104,344)
   Change in other accounts receivable                                                  15,895        (12,177)       (9,896)
   Change in accrued investment income                                                   3,852        (64,359)       (5,139)
   Change in deferred policy acquisition costs, net                                   (273,291)      (252,620)     (229,158)
   Change in liabilities for future policy benefits for traditional life,
   disability income and long-term care insurance                                      235,327        265,233       245,275
   Change in policy claims and other policyholder's funds                                1,973        (17,489)       13,521
   Deferred income tax provision (benefit)                                              70,574        (30,714)      116,995
   Change in other assets and liabilities, net                                         249,054       (177,937)      (18,568)
   Amortization of premium, net                                                         92,617        160,862        65,869
   Net realized (gain) loss on investments                                             (27,292)        (4,445)        5,243
   Trading securities, net                                                               6,788       (358,200)     (126,094)
   Net realized (gain) loss on trading securities                                      (37,460)       (30,400)        2,480
   Policyholder and contractholder charges, non-cash                                  (231,611)      (234,098)     (232,725)
   Cumulative effect of accounting change, net of tax benefit (Note 1)                  70,568        (44,463)           --
----------------------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) operating activities                              549,099       (360,648)      119,551
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES

Available-for-Sale securities:
   Sales                                                                             1,603,285     12,232,235    10,093,228
   Maturities, sinking fund payments and calls                                       1,931,070      4,152,088     3,078,509
   Purchases                                                                        (4,392,522)   (20,527,995)  (16,287,891)
Other investments, excluding policy loans:
   Sales, maturities, sinking fund payments and calls                                  690,333        621,163       482,908
   Purchases                                                                          (402,235)      (438,336)     (390,092)
   Change in amounts due to and from brokers, net                                      (71,415)    (3,261,601)    1,693,251
----------------------------------------------------------------------------------------------------------------------------
      Net cash used in investing activities                                           (641,484)    (7,222,446)   (1,330,087)
----------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES

Activities related to investment contracts and universal life-type insurance:
   Considerations received                                                           2,350,426      4,267,115     4,638,111
   Interest credited to account values                                               1,127,875      1,242,020     1,163,351
   Surrenders and other benefits                                                    (2,715,847)    (2,235,889)   (1,655,631)
Universal life-type insurance policy loans:
   Repayment                                                                            84,281         85,760        89,346
   Issuance                                                                            (93,217)       (81,740)      (80,831)
Capital contribution                                                                        --        282,061       400,000
Cash dividend to American Express Financial Corporation                               (930,000)            --       (70,000)
----------------------------------------------------------------------------------------------------------------------------
      Net cash (used in) provided by financing activities                             (176,482)     3,559,327     4,484,346
----------------------------------------------------------------------------------------------------------------------------
Net (decrease) increase in cash and cash equivalents                                  (268,867)    (4,023,767)    3,273,810
Cash and cash equivalents at beginning of year                                         400,294      4,424,061     1,150,251
----------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                                           $   131,427   $    400,294  $  4,424,061
============================================================================================================================
Supplemental disclosures:
   Income taxes paid                                                               $   196,397   $    103,034  $         --
   Interest on borrowings                                                          $       411   $      2,926  $      7,623
   Non-cash ownership transfer of net assets of AEC to AEFC in 2003 (Note 8)       $        --   $    282,061  $         --

See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
4

IDS Life Insurance Company
--------------------------------------------------------------------------------

IDS LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                  Accumulated Other
                                                                       Additional   Comprehensive                   Total
                                                          Capital       Paid-in    Income (Loss),   Retained    Stockholder's
For the three years ended December 31, 2004 (Thousands)    Stock        Capital      Net of Tax     Earnings       Equity
----------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2001                                 $3,000     $  688,327      $ 84,775     $3,042,660    $3,818,762
Comprehensive income:
   Net income                                                  --             --            --        382,181       382,181
   Net unrealized holding gains on Available-for-Sale
      securities  arising during the year, net of
      deferred policy acquisition costs of ($75,351)
      and income tax provision of ($228,502)                   --             --       424,360             --       424,360
   Reclassification adjustment for gains on
      Available-for-Sale securities  included in net
      income, net of income tax provision of ($5,645)          --             --       (10,484)            --       (10,484)
   Reclassification adjustment for gains on derivatives
      included in net income, net of income tax
      provision of ($305)                                      --             --          (568)            --          (568)
----------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                  --             --            --             --       795,489
Capital contribution                                           --        400,000            --             --       400,000
Cash dividend to American Express Financial Corporation
(Note 8)                                                       --             --            --        (70,000)      (70,000)
----------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2002                                  3,000      1,088,327       498,083      3,354,841     4,944,251
Comprehensive income:
Net income                                                     --             --            --        552,057       552,057
   Net unrealized holding losses on Available-for-Sale
      securities arising during the year, net of deferred
      policy acquisition costs of ($5,594) and income tax
      benefit of $46,545                                       --             --       (79,470)            --       (79,470)
   Reclassification adjustment for gains on
      Available-for-Sale securities  included in net
      income, net of income tax provision of ($6,044)          --             --       (11,225)            --       (11,225)
   Net unrealized holding losses on derivatives arising
      during the year, net of income tax benefit of $3,663     --             --        (6,802)            --        (6,802)
   Reclassification adjustment for gains on derivatives
      included in net income, net of income tax
      provision of ($525)                                      --             --          (975)            --          (975)
----------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                  --             --            --             --       453,585
Capital contribution                                           --        282,061            --             --       282,061
Non-cash dividend of American Express Corporation
   to American Express Financial Corporation (Note 8)          --             --            --       (282,061)     (282,061)
----------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2003                                  3,000      1,370,388       399,611      3,624,837     5,397,836
Comprehensive income:
Net income                                                     --             --            --        495,637       495,637
   Net unrealized holding losses on Available-for-Sale
      securities arising during the year, net of income
      tax benefit of $8,222 and net of adjustments to
      deferred policy acquisition costs of $8,857,
      deferred sales inducement costs of ($10,109),
      and fixed annuity liabilities of ($86,485).              --             --       (14,848)            --       (14,848)
   Reclassification adjustment for gains on
      Available-for-Sale securities included in net
      income, net of income tax provision of ($10,765)         --             --       (19,993)            --       (19,993)
   Net unrealized holding losses on derivatives
      arising during the year, net of income tax
      benefit of $11,901                                       --             --       (22,102)            --       (22,102)
   Reclassification adjustment for gains on derivatives
      included in net income, net of income
      tax provision of ($525)                                  --             --          (975)            --          (975)
----------------------------------------------------------------------------------------------------------------------------
   Total comprehensive income                                  --             --            --             --       437,719
Cash dividends to American Express Financial Corporation
(Note 8)                                                       --             --            --       (930,000)     (930,000)
----------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 2004                                 $3,000     $1,370,388      $341,693     $3,190,474    $4,905,555
============================================================================================================================

See Notes to Consolidated Financial Statements.

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IDS LIFE INSURANCE COMPANY

Notes To Consolidated Financial Statements

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of business

IDS Life Insurance Company is a stock life insurance company organized under the laws of the State of Minnesota. IDS Life Insurance Company is a wholly owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly owned subsidiary of American Express Company. IDS Life Insurance Company serves residents of the District of Columbia and all states except New York. IDS Life Insurance Company distributes its fixed and variable insurance and annuity products almost exclusively through the American Express Financial Advisors Inc. (AEFAI) retail sales force. IDS Life Insurance Company has four wholly owned life insurance company subsidiaries: IDS Life Insurance Company of New York, a New York stock life insurance company (IDS Life of New York); American Partners Life Insurance Company, an Arizona stock life insurance company (American Partners Life); American Enterprise Life Insurance Company, an Indiana stock life insurance company (American Enterprise Life); and American Centurion Life Assurance Company, a New York stock life insurance company (American Centurion
Life), that distribute their products through various distribution channels. IDS Life of New York serves New York State residents and distributes its fixed and variable insurance and annuity products exclusively through AEFAI's retail sales force. American Enterprise Life provides clients of financial institutions and regional and/or independent broker-dealers with American Express branded financial products and wholesaling services to support its retail insurance and annuity operations. American Enterprise Life underwrites fixed and variable annuity contracts primarily through regional and national financial institutions and regional and/or independent broker-dealers, in all states except New York and New Hampshire. Effective in December 2004, American Enterprise Life received a Certificate of Authority to transact business in the State of New Hampshire. American Centurion Life offers fixed and variable annuity contracts directly to American Express(R) Cardmembers and others in New York, as well as fixed and variable annuity contracts for sale through non-affiliated representatives and agents of third party distributors, in New York. American Partners Life offers fixed and variable annuity contracts directly to American Express(R) Cardmembers and others who reside in states other than New York. IDS Life Insurance Company also owns IDS REO 1, LLC and IDS REO 2, LLC which hold real estate investments. IDS Life Insurance Company and its six subsidiaries are referred to collectively as "IDS Life" in these Consolidated Financial Statements and notes thereto.

IDS Life's principal products are deferred annuities and universal life insurance which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. IDS Life's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, IDS Life has the option of paying a higher rate set at its discretion. In addition, persons owning one type of annuity may have their interest calculated based on any increase in a broad-based stock market index. IDS Life also offers variable annuities, including the American Express Retirement Advisor Advantage, Variable Annuity and the American Express Retirement Advisor Select(R) Variable Annuity. Life insurance products currently offered by IDS Life include universal life (fixed and variable, single life and joint life), single premium life and term products. Waiver of premium and accidental death benefit riders are generally available with these life insurance products. IDS Life also markets disability income insurance. Although IDS Life discontinued issuance of long-term care insurance at the end of 2002, IDS Life retains risk on a large block of existing contracts, 50% of which are reinsured. In May 2003, IDS Life began outsourcing claims administration as well.

Under IDS Life's variable life insurance and variable annuity products described above, the purchaser may choose among investment options that include IDS Life's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short-term securities.

Basis of presentation

The accompanying Consolidated Financial Statements include the accounts of IDS Life, its wholly owned subsidiaries and certain variable interest entities. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying Consolidated Financial Statements have been prepared in conformity with U. S. generally accepted accounting principles (GAAP) which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as included in Note 7. Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

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IDS Life Insurance Company
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Principles of Consolidation

IDS Life consolidates all non-variable interest entities, as defined below, in which it holds a greater than 50 percent voting interest, except for immaterial seed money investments in mutual and hedge funds, which are accounted for as trading securities. Entities in which IDS Life holds a greater than 20 percent but less than 50 percent voting interest are accounted for under the equity method. All other investments in subsidiaries are accounted for under the cost method unless IDS Life determines that it exercises significant influence over the entity by means other than voting rights, in which case, these entities are either accounted for under the equity method or are consolidated, as appropriate.

IDS Life also consolidates all Variable Interest Entities (VIEs) for which it is considered to be the primary beneficiary pursuant to Financial Accounting Standards Board (FASB) Interpretation No. 46, "Consolidation of Variable Interest Entities," as revised (FIN 46). The determination as to whether an entity is a VIE is based on the amount and characteristics of the entity's equity. In general, FIN 46 requires a VIE to be consolidated when an enterprise has a variable interest for which it will absorb a majority of the VIE's expected losses or receive a majority of the VIE's expected residual return.

Qualifying Special Purpose Entities (QSPEs) under Statement of Financial Accounting Standards (SFAS) No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," are not consolidated. Such QSPEs include a securitization trust containing a majority of the IDS Life's rated collateralized debt obligations (CDOs) described in Note 2.

Revenues

Premium revenues

Premium revenues include premiums on traditional life, disability income and long-term care products. Such premiums are recognized as revenue when due.

Net investment income

Net investment income predominantly consists of interest income earned on fixed maturity securities classified as Available-for-Sale, structured securities, mortgage loans on real estate, policy loans and trading securities and other investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale, excluding structured securities, and mortgage loans on real estate so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. Interest income on structured securities is recognized according to Emerging Issues Task Force (EITF) Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets."

Contractholder and policyholder charges

Contractholder and policyholder charges include certain charges assessed on annuities and universal and variable universal life insurance. Contractholder and policyholder charges include cost of insurance, administrative and surrender charges on annuities and universal and variable universal life insurance. Cost of insurance charges on universal and variable universal life insurance are recognized as revenue when earned, whereas contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

Mortality and expense risk and other fees

Mortality and expense risk and other fees include risk fees, management and administration fees, which are generated directly and indirectly from IDS Life's separate account assets. IDS Life's management and other fees are generally computed as a contractual rate based on the underlying asset values and are generally received monthly.

Net realized gain (loss) on investments

Realized gains and losses are recognized using specific identification, on a trade date basis, and charges are recorded when securities are determined to be other-than-temporarily impaired.

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IDS Life Insurance Company
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Balance Sheet
Investments

Available for sale fixed maturity and equity securities

Available-for-Sale investment securities are carried at fair value on the balance sheet with unrealized gains (losses) recorded in other accumulated comprehensive income (loss) within equity, net of income tax provisions (benefits) and net of adjustments in assets and liability balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately. Gains and losses are recognized in results of operations upon disposition of the securities. In addition, losses are also recognized when management determines that a decline in value is other-than-temporary, which requires judgment regarding the amount and timing of recovery. Indicators of other-than-temporary impairment for debt securities include issuer downgrade, default or bankruptcy. IDS Life also considers the extent to which cost exceeds fair value, the duration and size of that gap, and management's judgment about the issuer's current and prospective financial condition. Other-than-temporary impairment charges are recorded in net realized gains (losses) on investments within the Consolidated Statements of Income. Fair value is generally based on quoted market prices. However, IDS Life's investment portfolio also contains structured investments of various asset quality, including collateralized debt obligations
(CDOs) (backed by high-yield bonds and bank loans), which are not readily marketable. As a result, the carrying values of these structured investments are based on future cash flow projections that require a significant degree of management judgment as to the amount and timing of cash payments, defaults and recovery rates of the underlying investments and, as such, are subject to change.

Mortgage loans on real estate

Mortgage loans on real estate reflect principal amounts outstanding less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

The reserve for losses is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate or the fair value of collateral. Additionally, the level of the reserve for losses considers other factors, including historical experience and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses and believes it is adequate to absorb estimated losses in the portfolio.

IDS Life generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Policy loans

Policy loans are carried at the aggregate of the unpaid loan balances, which do not exceed the cash surrender values of the related policies.

Trading securities and other investments

Included in trading securities and other investments are trading securities, syndicated loans and real estate. Trading securities primarily include hedge funds and mutual fund seed money investments. Trading securities are held at fair market value with changes in value recognized in the Consolidated Statements of Income within net investment income. Syndicated loans reflect amortized cost less reserves for losses and real estate is carried at its estimated fair value.

Cash and cash equivalents

IDS Life has defined cash equivalents to include other highly liquid investments with original maturities of 90 days or less.

Restricted cash

As a result of the adoption of FIN 46 in 2003, IDS Life consolidated restricted cash held by secured loan trusts (SLTs) where such cash cannot be utilized for operations. See "Application of Recent Accounting Standards" below for a description of FIN 46.

Reinsurance

IDS Life reinsures a portion of the insurance risks associated with its life and long-term care (LTC) insurance products through reinsurance agreements with unaffiliated insurance companies. Reinsurance is used in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. IDS Life evaluates the financial condition of reinsurers to minimize exposure to significant losses from reinsurer insolvencies. IDS Life remains primarily liable as the direct insurer on all risks reinsured.

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IDS Life Insurance Company
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Generally, IDS Life reinsures 90% of the death benefit liability related to variable, universal and term life insurance product. IDS Life retains, and is at risk for only, 10% of each policy's death benefit from the first dollar of coverage. IDS Life began reinsuring risks at this level beginning in 2001 for term life insurance and 2002 for variable and universal life insurance. Policies issued prior to these dates are not subject to these same reinsurance levels. The maximum amount of life insurance risk retained by IDS Life is $750,000 on any policy insuring a single life and $1.5 million on any flexible premium survivorship variable life policy. For existing LTC policies, IDS Life retained 50% of the risk and the remaining 50% of the risk was ceded to General Electric Capital Assurance Company. Risk on variable life and universal life policies is reinsured on a yearly renewable term basis. Risk on term life and LTC policies is reinsured on a coinsurance basis.

IDS Life retains all risk for new claims on disability income contracts. Risk is currently managed by limiting the amount of disability insurance written on any one individual. IDS Life also retains all accidental death benefit and waiver of premium risk.

Deferred policy acquisition costs

Deferred policy acquisition costs (DAC) represent the costs of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity and life and health insurance products. These costs are deferred to the extent they are recoverable from future profits. For annuity and insurance products, DAC are amortized over periods approximating the lives of the business, generally as a percentage of premiums or estimated gross profits or as a portion of product interest margins depending on the product's characteristics.

For IDS Life's annuity and insurance products, the projections underlying the amortization of DAC require the use of certain assumptions, including interest margins, mortality and morbidity rates, persistency rates, maintenance expense levels and customer asset value growth rates for variable products. Management routinely monitors a wide variety of trends in the business, including comparisons of actual and assumed experience. The customer asset value growth rate is the rate at which contract values are assumed to appreciate in the future. The rate is net of asset fees and anticipates a blend of equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to customer asset value growth rates on a quarterly basis. Management monitors other principal DAC assumptions, such as persistency, mortality and morbidity rates, interest margin and maintenance expense level assumptions, each quarter. Unless management identifies a material deviation over the course of the quarterly monitoring, management reviews and updates these DAC assumptions annually in the third quarter of each year. When assumptions are changed, the percentage of estimated gross profits or portion of interest margins used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in an increase of DAC amortization while a decrease in amortization percentage will result in a decrease in DAC amortization. The impact on results of operations of changing assumptions with respect to the amortization of DAC can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

Deferred sales inducement costs

Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of the American Institute of Certified Public Accountants Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1). The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC.

Separate account assets and liabilities

Separate account assets and liabilities are funds held for exclusive benefit of variable annuity contractholders and variable life insurance policyholders. IDS Life receives fund administrative fees, mortality and expense risk fees, minimum death benefit guarantee fees and cost of insurance charges from the related accounts. Before the fourth quarter of 2003, these fees included investment advisory fees for internally managed mutual funds. In the fourth quarter of 2003, AEFC replaced IDS Life as the investment manager and assumed these duties for the mutual funds and retained IDS Life and its non-New York subsidiaries to provide underlying administrative services. Previous to this change, IDS Life received management fees directly from the proprietary funds and was party to an agreement with AEFC to compensate AEFC for the investment sub-advisory services AEFC provided these proprietary funds. IDS Life's administrative service fees will vary with the market values of these proprietary mutual funds. In addition to IDS Life's administrative service fees, IDS Life receives mortality and expense risk fees from the separate accounts based on the level of assets. In March 2004, a similar structure for the New York subsidiaries was approved by the New York Insurance Department effective as of February 1, 2004. Fees payable from AEFC to IDS Life include administrative service fees.

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IDS Life Insurance Company
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IDS Life provides contractual mortality assurances to variable annuity contractholders that the net assets of separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. IDS Life makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. IDS Life also guarantees that the rates at which administrative charges are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, IDS Life guarantees that the rates at which administrative charges are deducted from contract funds will not exceed contractual maximums. IDS Life also guarantees that the death benefit will continue to be payable at the initial level regardless of investment performance so long as the minimum premium payments are made.

Derivative financial instruments and hedging activities

SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended, (SFAS 133) establishes accounting and reporting requirements for derivative financial instruments, including hedging activities. SFAS 133 requires that all derivatives are recognized on the balance sheet at fair value as either assets or liabilities in IDS Life's Consolidated Balance Sheets. The fair value of IDS Life's derivative financial instruments are determined using either market quotes or valuation models that are based upon the net present value of estimated future cash flows and incorporate current market data inputs. IDS Life reports its derivative assets and liabilities in other assets and other liabilities, respectively. The accounting for the change in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any.

Derivative financial instrument agreements introduce the possibility of counterparty credit risk. Counterparty credit risk is the risk that the counterparty will not fulfill the terms of the agreement. IDS Life attempts to minimize counterparty credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, monitoring credit ratings, and requiring collateral, where appropriate. A majority of IDS Life's counterparties are rated A or better by Moody's and Standard & Poor's.

Cash flow hedges

For derivative financial instruments that qualify as cash flow hedges, the effective portions of the gain or loss on the derivatives are recorded in accumulated other comprehensive income (loss) and reclassified into earnings when the hedged item or transactions impact earnings. The amount that is reclassified into earnings is presented in the income statement with the hedged instrument or transaction impact, generally, in net investment income. Any ineffective portion of the gain or loss is reported as a component of net investment income. If a hedge is de-designated or terminated prior to maturity, the amount previously recorded in accumulated other comprehensive income (loss) is recognized into earnings over the period that the hedged item impacts earnings. For any hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in accumulated other comprehensive income (loss) are recognized into earnings immediately.

Derivative financial instruments that are entered into for hedging purposes are designated as such at the time that IDS Life enters into the contract. As required by SFAS 133, for all derivative financial instruments that are designated for hedging activities, IDS Life formally documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also formally documents its risk management objectives and strategies for entering into the hedge transactions. IDS Life formally assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the cash flows of hedged items. If it is determined that a derivative is not highly effective as a hedge, IDS Life will discontinue the application of hedge accounting. See Note 11 Derivative financial instruments and hedging activities, which describes the types of cash flow hedges used by IDS Life.

Non-designated derivatives

IDS Life currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS 133. For derivative financial instruments that do not qualify for hedge accounting, or are not designated under SFAS 133 as hedges, changes in fair value are reported in current period earnings generally as a component of net investment income. See
Note 11 Derivative financial instruments and hedging activities, which describes the types of economic hedges used by IDS Life.

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IDS Life Insurance Company
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Liabilities for future policy benefits

Fixed annuities and variable annuity guarantees

Liabilities for fixed and variable deferred annuities are equal to accumulation values which are the cumulative gross deposits, credited interest and fund performance less withdrawals and mortality and expense risk charges.

The majority of the variable annuity contracts offered by IDS Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. IDS Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up
(GGU) benefits. In addition, IDS Life offers contracts containing guaranteed minimum income benefit (GMIB) and guaranteed minimum withdrawal benefits (GMWB) provisions.

Effective January 1, 2004, liabilities for these variable annuity death and income benefits have been established under SOP 03-1. Actuarial models to simulate various equity market scenarios are used to project these benefits and contract assessments and include making significant assumptions related to customer asset value growth rates, mortality, persistency and investment margins. These assumptions, as well as their periodic review by management, are consistent with those used for DAC purposes. Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed. See Application of Recent Accounting Standards section below for further discussion on SOP 03-1.

Liabilities for equity indexed deferred annuities issued in 1999 or later are equal to the accumulation of host contract values covering guaranteed benefits and the market value of embedded equity options. Liabilities for equity indexed deferred annuities issued before 1999 are equal to the present value of guaranteed benefits and the intrinsic value of index-based benefits.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2004, depending on year of issue, with an average rate of approximately 6.1% at December 31, 2004.

Life and health policies

Liabilities for life insurance claims that have been reported but have not yet been paid (unpaid claim liabilities) are equal to the death benefits payable under the policies. For disability income and long-term care claims, unpaid claim liabilities are equal to benefit amounts due and accrued including the expense of reviewing claims and making benefit payment determinations. Liabilities for claims that have occurred but have not been reported are estimated based on periodic analysis of the actual lag between when a claim occurs and when it is reported. Where applicable, amounts recoverable from other insurers who share in the risk of the products offered (reinsurers) are separately recorded as receivables.

Liabilities for fixed and variable universal life insurance are equal to accumulation values which are the cumulative gross premiums, credited interest, and fund performance less withdrawals and mortality and expense risk charges.

Liabilities for future benefits on term and whole life insurance are based on the net level premium method, using anticipated premium payments, mortality rates, policy persistency and interest rates earned on the assets supporting the liability. Anticipated mortality rates are based on established industry mortality tables, with modifications based on Company experience. Anticipated policy premium payments and persistency rates vary by policy form, issue age and policy duration. Anticipated interest rates range from 4% to 10% at December 31, 2004, depending on policy form, issue year and policy duration.

Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are the amounts needed to meet obligations for future claims and are based on the net level premium method, using anticipated premium payments and morbidity, mortality, policy persistency and discount rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated discount rates for disability income policy reserves at December 31, 2004 are 7.5% at policy issue and grade to 5% over 5 years. Anticipated discount rates for long-term care policy reserves at December 31, 2004 are currently 5.9% grading up to 8.9% over 30 years.

Claim reserves are the amounts needed to meet obligations for continuing claim payments on already incurred claims. Claim reserves are calculated based on claim continuance tables which estimate the likelihood that an individual will continue to be eligible for benefits and anticipated interest rates earned on assets supporting the reserves. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both disability income and long-term care range from 3% to 8% at December 31, 2004, with an average rate of approximately 5.2% at December 31, 2004. IDS Life issues only non-participating life insurance policies, which do not pay dividends to policyholders from the insurers' earnings.

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Income Taxes

IDS Life's taxable income is included in the consolidated federal income tax return of American Express Company. IDS Life provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Application of recent accounting standards

In June 2004, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) FAS No. 97-1, "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments (SFAS No. 97), Permit or Require Accrual of an Unearned Revenue Liability" (FSP 97-1). The implementation of Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SOP 03-1), raised a question regarding the interpretation of the requirements of SFAS No. 97 concerning when it is appropriate to record an unearned revenue liability. FSP 97-1 clarifies that SFAS No. 97 is clear in its intent and language, and requires the recognition of an unearned revenue liability for amounts that have been assessed to compensate insurers for services to be performed over future periods. SOP 03-1 describes one situation, when assessments result in profits followed by losses, where an unearned revenue liability is required. SOP 03-1 does not amend SFAS No. 97 or limit the recognition of an unearned revenue liability to the situation described in SOP 03-1. The guidance in FSP 97-1 is effective for financial statements for fiscal periods beginning after June 18, 2004. The adoption of FSP 97-1 did not have a material impact on IDS Life's consolidated financial condition or results of operations. See Note 5 and below for further discussion of SOP 03-1.

In July 2003, the American Institute of Certified Public Accountants issued SOP 03-1 effective for fiscal years beginning after December 15, 2003. SOP 03-1 provides guidance on separate account presentation and accounting for interests in separate accounts. Additionally, SOP 03-1 provides clarifying guidance as to the recognition of bonus interest and other sales inducement benefits and the presentation of any deferred amounts in the financial statements. Lastly, SOP 03-1 requires insurance enterprises to establish additional liabilities for benefits that may become payable under variable annuity death benefit guarantees or other insurance or annuity contract provisions. Where an additional liability is established, the recognition of this liability will then be considered in amortizing deferred policy acquisition costs (DAC) and any deferred sales inducement costs associated with those insurance or annuity contracts.

The adoption of SOP 03-1 as of January 1, 2004, resulted in a cumulative effect of accounting change that reduced the first quarter 2004 results by $70.6 million ($108.6 million pretax). The cumulative effect of accounting change consisted of: (i) $42.9 million pretax from establishing additional liabilities for certain variable annuity guaranteed benefits ($32.8 million) and from considering these liabilities in valuing DAC and deferred sales inducement costs associated with those contracts ($10.1 million) and (ii) $65.7 million pretax from establishing additional liabilities for certain variable universal life and single pay universal life insurance contracts under which contractual cost of insurance charges are expected to be less than future death benefits ($92 million) and from considering these liabilities in valuing DAC associated with those contracts ($26.3 million offset). Prior to the adoption of SOP 03-1, amounts paid in excess of contract value were expensed when payable. Amounts expensed in 2004 to establish and maintain additional liabilities for certain variable annuity guaranteed benefits amounted to $52.5 million (of which $32.8 million was part of the adoption charge discussed earlier) as compared to amounts expensed in 2003 and 2002 of $31.5 million and $37.4 million, respectively. IDS Life's accounting for separate accounts was already consistent with the provisions of SOP 03-1 and, therefore, there was no impact related to this requirement. See Note 5 for a further discussion regarding SOP 03-1.

The AICPA released a series of technical practice aids (TPAs) in September 2004 which provide additional guidance related to, among other things, the definition of an insurance benefit feature and the definition of policy assessments in determining benefit liabilities, as described within SOP 03-1. The TPAs did not have a material effect on IDS Life's calculation of liabilities that were recorded in the first quarter of 2004 upon adoption of SOP 03-1.

In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." The Statement amends and clarifies accounting for derivative instruments embedded in other contracts and for hedging activities under SFAS No. 133. The adoption of this Statement did not have a material impact on the IDS Life's financial statements.

--------------------------------------------------------------------------------
12

IDS Life Insurance Company
--------------------------------------------------------------------------------

In January 2003, the FASB issued FIN 46 as revised, which addresses consolidation by business enterprises of variable interest entities (VIEs) and was subsequently revised in December 2003. The variable interest entities primarily impacted by FIN 46, which IDS Life consolidated as of December 31, 2003, relate to three securitized loan trusts (SLTs), which are managed by an affiliate and partially owned by IDS Life. The consolidation of the three SLTs partially owned by IDS Life and managed by an affiliate, resulted in a cumulative effect of accounting change that increased 2003 net income through a non-cash gain of $44.5 million ($68.4 million pretax). See Note 3 for further discussion of consolidated variable interest entities.

In November 2003, the FASB ratified a consensus on the disclosure provisions of Emerging Issues Task Force Issue 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" (EITF 03-1). IDS Life complied with the disclosure provisions of this rule in Note 2 to the Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2003. In March 2004, the FASB reached a consensus regarding the application of a three-step impairment model to determine whether investments accounted for in accordance with SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," and other cost method investments are other-than-temporarily impaired. However, with the issuance of FSP EITF 03-1-1, "Effective Date of Paragraphs 10-20 of EITF 03-1," on September 30, 2004, the provisions of the consensus relating to the measurement and recognition of other-than-temporary impairments will be deferred pending further clarification from the FASB. The remaining provisions of this rule, which primarily relate to disclosure requirements, are required to be applied prospectively to all current and future investments accounted for in accordance with SFAS No. 115 and other cost method investments. IDS Life will evaluate the potential impact of EITF 03-1 after the FASB completes its reassessment.

2. INVESTMENTS

Available for sale investments

Investments classified as Available-for-Sale at December 31, 2004 are distributed by type as presented below:

                                                                                          December 31, 2004
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Gross           Gross
                                                                                     Unrealized      Unrealized       Fair
(Thousands)                                                              Cost           Gains           Losses       Value
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Corporate debt securities                                         $13,718,138      $531,970      $ (36,990)  $14,213,118
   Mortgage and other asset-backed securities                          9,383,868       143,102        (30,487)    9,496,483
   Foreign corporate bonds and obligations                             3,185,592       139,821        (14,178)    3,311,235
   Structured investments(a)                                             563,899            --        (33,230)      530,669
   U.S. Government and agencies obligations                              330,540        15,181           (513)      345,208
   State and municipal obligations                                       114,161         3,493         (2,569)      115,085
   Foreign government bonds and obligations                              104,442        15,507           (552)      119,397
----------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                27,400,640       849,074       (118,519)   28,131,195
Preferred and common stocks                                               30,019         1,237             --        31,256
----------------------------------------------------------------------------------------------------------------------------
   Total                                                             $27,430,659      $850,311      $(118,519)  $28,162,451
----------------------------------------------------------------------------------------------------------------------------

(a) Includes unconsolidated CDOs.

Investments classified as Available-for-Sale at December 31, 2003 are distributed by type as presented below:

                                                                                          December 31, 2003
----------------------------------------------------------------------------------------------------------------------------
                                                                                        Gross           Gross
                                                                                     Unrealized      Unrealized       Fair
(Thousands)                                                              Cost           Gains           Losses       Value
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities:
   Corporate debt securities                                         $12,716,966      $567,940      $ (63,059)  $13,221,847
   Mortgage and other asset-backed securities                         10,187,423       166,679        (54,535)   10,299,567
   Foreign corporate bonds and obligations                             2,666,626       126,187        (24,923)    2,767,890
   Structured investments(a)                                             593,094         1,784        (47,767)      547,111
   U.S. Government and agencies obligations                              235,994        13,848            (20)      249,822
   State and municipal obligations                                       114,158         3,711         (3,100)      114,769
   Foreign government bonds and obligations                               82,448        10,728           (617)       92,559
----------------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                26,596,709       890,877       (194,021)   27,293,565
Preferred and common stocks                                               30,019         1,027             --        31,046
----------------------------------------------------------------------------------------------------------------------------
   Total                                                             $26,626,728      $891,904      $(194,021)  $27,324,611
----------------------------------------------------------------------------------------------------------------------------

(a) Includes unconsolidated CDOs.

--------------------------------------------------------------------------------
13

IDS Life Insurance Company
--------------------------------------------------------------------------------

The following table provides information about Available-for-Sale investments with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2004:

(Thousands)                                               Less than 12 months       12 months or more             Total
----------------------------------------------------------------------------------------------------------------------------
                                                          Fair    Unrealized      Fair    Unrealized      Fair    Unrealized
Description of securities:                               Value      Losses       Value      Losses       Value      Losses
----------------------------------------------------------------------------------------------------------------------------
Corporate debt securities                             $2,410,156  $(20,461)    $  645,898  $(16,529)   $3,056,054 $ (36,990)
Mortgage and other asset-backed securities             2,560,175   (17,686)       550,728   (12,801)    3,110,903   (30,487)
Foreign corporate bonds                                  641,928    (6,571)       373,312    (7,607)    1,015,240   (14,178)
Structured investments                                        --        --        526,190   (33,230)      526,190   (33,230)
U.S. Government and agencies obligations                 159,904      (498)           533       (15)      160,437      (513)
State and municipal obligations                               --        --         62,454    (2,569)       62,454    (2,569)
Foreign government bonds and obligations                   1,002       (33)         9,008      (519)       10,010      (552)
----------------------------------------------------------------------------------------------------------------------------
Total                                                 $5,773,165  $(45,249)    $2,168,123  $(73,270)   $7,941,288 $(118,519)
----------------------------------------------------------------------------------------------------------------------------

In evaluating potential other-than-temporary impairments, IDS Life considers the extent to which amortized costs exceeds fair value and the duration and size of that difference. A key metric in performing this evaluation is the ratio of fair value to amortized cost. The following table summarizes the unrealized losses by ratio of fair value to cost as of December 31, 2004:

(Millions, except
number of securities)         Less than 12 months                  12 months or more                         Total
------------------------------------------------------------------------------------------------------------------------------
                                               Gross                              Gross                               Gross
Ratio of Fair Value    Number of             Unrealized   Number of             Unrealized    Number of             Unrealized
to Amortized Cost      Securities Fair Value   Losses     Securities Fair Value   Losses      Securities Fair Value   Losses
------------------------------------------------------------------------------------------------------------------------------
95% - 100%                319      $5,773      $(45)           87     $1,619       $(38)         406       $7,392     $ (83)
90% - 95%                  --          --        --             6        545        (34)           6          545       (34)
80% - 90%                  --          --        --             1          4         (1)           1            4        (1)
Less than 80%               1          --        --             1         --         --            2           --        --
------------------------------------------------------------------------------------------------------------------------------
Total                     320      $5,773      $(45)           95     $2,168       $(73)         415       $7,941     $(118)
------------------------------------------------------------------------------------------------------------------------------

Substantially all of the gross unrealized losses on the securities are attributable to changes in interest rates. Credit spreads and specific credit events associated with individual issuers can also cause unrealized losses although these impacts are not significant as of December 31, 2004. As noted in the table above, a significant portion of the unrealized loss relates to securities that have a fair value to cost ratio of 95% or above resulting in an overall 99% ratio of fair value to cost for all securities with an unrealized loss. The holding with the largest unrealized loss relates to the retained interest in a CDO securitization trust which has $33.2 million of the $34.3 million in unrealized losses for securities with an unrealized loss for twelve months or more and a fair value to cost ratio in the 90-95% category. With regard to this security, IDS Life estimates future cash flows through maturity
(2014) on a quarterly basis using judgment as to the amount and timing of cash payments and defaults and recovery rates of the underlying investments. These cash flows support full recovery of IDS Life's carrying value related to the retained interest in the CDO securitization trust as of December 31, 2004. All of the unrealized losses for securities with an unrealized loss for twelve months or more and a fair value to cost ratio in the 80-90% category primarily relates to a foreign government bond obligation for which IDS Life expects that all contractual principal and interest will be received. The unrealized losses in the other categories are not concentrated in any individual industries or with any individual securities.

IDS Life monitors the investments and metrics discussed above on a quarterly basis to identify and evaluate investments that have indications of possible other-than-temporary impairment. See the Investments section of Note 1 for information regarding IDS Life's policy for determining when an investment's decline in value is other-than-temporary. Additionally, IDS Life has the ability and intent to hold these securities for a time sufficient to recover its amortized cost and has, therefore, concluded that none are other-than-temporarily impaired at December 31, 2004.

The change in net unrealized securities gains (losses) recognized in accumulated other comprehensive income includes three components: (i) unrealized gains (losses) that arose from changes in market value of securities that were held during the period (holding gains (losses)), (ii) gains (losses) that were previously unrealized, but have been recognized in current period net income due to sales and other-than-temporary impairments of Available-for-Sale securities (reclassification for realized (gains) losses) and (iii) other items primarily consisting of adjustments in assets and liability balances, such as deferred policy acquisition costs (DAC), to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized immediately.

--------------------------------------------------------------------------------
14

IDS Life Insurance Company
--------------------------------------------------------------------------------

The following is a distribution of investments classified as Available-for-Sale by maturity as of December 31, 2004:

                                                                                                   Amortized       Fair
(Thousands)                                                                                           Cost         Value
----------------------------------------------------------------------------------------------------------------------------
Due within 1 year                                                                                 $   569,953   $   582,432
Due after 1 through 5 years                                                                         3,786,395     3,930,575
Due after 5 through 10 years                                                                       11,597,234    11,997,347
Due after 10 years                                                                                  1,499,291     1,593,689
----------------------------------------------------------------------------------------------------------------------------
                                                                                                   17,452,873    18,104,043
Mortgage and other asset-backed securities                                                          9,383,868     9,496,483
Structured investments                                                                                563,899       530,669
Preferred and common stocks                                                                            30,019        31,256
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                             $27,430,659   $28,162,451
----------------------------------------------------------------------------------------------------------------------------

The expected payments on mortgage and other asset-backed securities and structured investments may not coincide with their contractual maturities. As such, these securities, as well as preferred and common stocks, were not included in the maturities distribution.

At December 31, 2004 and 2003, fixed maturity securities comprised approximately 87 and 86 percent of IDS Life's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $1.0 billion and $1.6 billion of securities at December 31, 2004 and 2003, which are rated by IDS Life's internal analysts using criteria similar to Moody's and S&P. Ratings on investment grade securities (excluding net unrealized appreciation and depreciation) are presented using S&P's convention and, if the two agencies' ratings differ, the lower rating is used. A summary by rating on December 31, is as follows:

Rating                                                                                                    2004          2003
----------------------------------------------------------------------------------------------------------------------------
AAA                                                                                                        37%           41%
AA                                                                                                          3             2
A                                                                                                          22            21
BBB                                                                                                        30            27
Below investment grade                                                                                      8             9
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                  100%          100%
----------------------------------------------------------------------------------------------------------------------------

At December 31, 2004 and 2003, approximately 61 and 91 percent of the securities rated AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

The table below includes sales, maturities, and purchases of investments classified as Available-for-Sale for the years ended December 31:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Sales                                                                               $1,603,285    $12,232,235   $10,093,228
Maturities, sinking fund payments and calls                                         $1,931,070    $ 4,152,088   $ 3,078,509
Purchases                                                                           $4,392,522    $20,527,995   $16,287,891
----------------------------------------------------------------------------------------------------------------------------

Included in net realized gains and losses are gross realized gains and losses on sales of securities, as well as other-than-temporary losses on investments, classified as Available-for-Sale as noted in the following table for the years ended December 31:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Gross realized gains from sales                                                       $ 48,412      $ 255,348     $ 297,576
Gross realized losses from sales                                                      $(17,524)     $(135,465)    $(137,384)
Other-than-temporary impairments                                                      $   (131)     $(102,614)    $(144,064)
----------------------------------------------------------------------------------------------------------------------------

As of December 31, 2004, IDS Life's structured investments, which are classified as Available-for-Sale, include interests in CDOs. CDOs are investments backed by high-yield bonds or loans and are not readily marketable. IDS Life invested in CDOs as part of its overall investment strategy in order to offer competitive rates to insurance and annuity contractholders.

During 2001 IDS Life placed a majority of its rated CDO securities and related accrued interest, as well as a relatively minor amount of other liquid securities (collectively referred to as transferred assets), having an aggregate book value of $675.3 million, into a securitization trust. In return, IDS Life received $89.5 million in cash (excluding transaction expenses) relating to sales to unaffiliated investors and retained interests with allocated book amounts aggregating $585.8 million. As of December 31, 2004, the retained interests had a carrying value of $526.2 million, of which $389.9 million is considered investment grade, and are accounted for in accordance with EITF Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." One of the results of this transaction is that increases and decreases in future cash flows of the individual CDOs are combined into one overall cash flow for purposes of determining the carrying value of the retained interests and related impact on results of operations.

At December 31, 2004 and 2003, bonds carried at $16.9 million and $16.3 million, respectively, were on deposit with various states as required by law.

--------------------------------------------------------------------------------
15

IDS Life Insurance Company
--------------------------------------------------------------------------------

Mortgage loans on real estate and syndicated loans

Mortgage loans are first mortgages on real estate. IDS Life holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements. Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. Commitments to fund mortgages are made in the ordinary course of business. The estimated fair value of the mortgage commitments as of December 31, 2004 and 2003 was not material.

Syndicated loans, which are included as a component of other investments, represent loans in which a group of lenders provide funds to borrowers. There is usually one originating lender which retains a small percentage and syndicates the remainder.

The following is a summary of mortgage loans on real estate and syndicated loans at December 31:

(Thousands)                                                                                             2004          2003
----------------------------------------------------------------------------------------------------------------------------
Mortgage loans on real estate                                                                      $2,968,889    $3,227,217
Mortgage loans on real estate reserves                                                                (45,347)      (47,197)
----------------------------------------------------------------------------------------------------------------------------
Net mortgage loans                                                                                 $2,923,542    $3,180,020
----------------------------------------------------------------------------------------------------------------------------

Syndicated loans                                                                                   $  139,295    $  140,792
Syndicated loans reserves                                                                              (3,500)       (3,000)
----------------------------------------------------------------------------------------------------------------------------
Net syndicated loans                                                                               $  135,795    $  137,792
----------------------------------------------------------------------------------------------------------------------------

At December 31, 2004 and 2003, IDS Life's recorded investment in impaired mortgage loans on real estate was $11.3 million and $11.1 million, with a reserve of $4.0 million and $2.9 million, respectively. During 2004 and 2003, the average recorded investment in impaired mortgage loans on real estate was $8.3 million and $26.0 million, respectively. IDS Life recognized $0.6 million, $0.8 million and $1.1 million of interest income related to impaired mortgage loans on real estate for the years ended December 31, 2004, 2003 and 2002, respectively.

The balances of and changes in the total reserve for mortgage loan losses as of and for the years ended December 31, are as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Balance, January 1                                                                    $ 47,197        $44,312       $28,173
Provision for mortgage loan losses                                                       9,500         11,687        23,514
Foreclosures, write-offs and other                                                     (11,350)        (8,802)       (7,375)
----------------------------------------------------------------------------------------------------------------------------
Balance, December 31                                                                  $ 45,347        $47,197       $44,312
----------------------------------------------------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by region at December 31 were:

                                                                            December 31, 2004            December 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
(Thousands)                                                             On Balance     Funding        On Balance    Funding
 Region                                                                    Sheet     Commitments         Sheet    Commitments
-----------------------------------------------------------------------------------------------------------------------------
East North Central                                                      $  509,752     $ 1,400        $  578,855    $ 6,575
West North Central                                                         433,298      14,550           490,119      8,115
South Atlantic                                                             588,764      24,115           662,121      1,350
Middle Atlantic                                                            270,509       2,600           294,333      4,800
New England                                                                198,297       6,515           197,338     11,474
Pacific                                                                    332,764      13,700           342,214     13,900
West South Central                                                         191,410          --           191,886      8,800
East South Central                                                          72,294       9,625            71,566        800
Mountain                                                                   371,801      20,025           398,785      2,700
-----------------------------------------------------------------------------------------------------------------------------
                                                                         2,968,889      92,530         3,227,217     58,514
Less reserves for losses                                                   (45,347)         --           (47,197)        --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                $2,923,542     $92,530        $3,180,020    $58,514
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
16

IDS Life Insurance Company
--------------------------------------------------------------------------------

Concentration of credit risk of mortgage loans on real estate by property type at December 31 were:

                                                                             December 31, 2004          December 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
(Thousands)                                                             On Balance     Funding        On Balance    Funding
Property type                                                              Sheet     Commitments         Sheet    Commitments
-----------------------------------------------------------------------------------------------------------------------------
Department/retail stores                                                $  734,590     $40,075       $  868,079    $18,444
Apartments                                                                 505,632      24,875          560,753     21,600
Office buildings                                                         1,087,700       5,840        1,136,034     10,805
Industrial buildings                                                       373,767      15,615          355,497      4,265
Hotels/motels                                                              109,408          --          111,230      1,000
Medical buildings                                                           46,960          --           70,934         --
Nursing/retirement homes                                                     9,875          --           27,253         --
Mixed use                                                                   62,424       4,200           60,124         --
Other                                                                       38,533       1,925           37,313      2,400
-----------------------------------------------------------------------------------------------------------------------------
                                                                         2,968,889      92,530        3,227,217     58,514
Less reserves for losses                                                   (45,347)         --          (47,197)        --
-----------------------------------------------------------------------------------------------------------------------------
   Total                                                                $2,923,542     $92,530       $3,180,020    $58,514
-----------------------------------------------------------------------------------------------------------------------------

Sources of investment income and realized gains (losses) on investments

Net investment income for the years ended December 31 is summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Income on fixed maturities                                                         $ 1,450,919     $1,423,560    $1,331,547
Income on mortgage loans on real estate                                                221,022        247,001       274,524
Trading securities and other investments                                               138,468         63,983       (14,906)
----------------------------------------------------------------------------------------------------------------------------
                                                                                     1,810,409      1,734,544     1,591,165
Less investment expenses                                                                32,963         29,359        28,573
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                            $1,777,446     $1,705,185    $1,562,592
----------------------------------------------------------------------------------------------------------------------------

Net realized gains (losses) on investments for the years ended December 31 is summarized as follows:

(Thousands)                                                                              2004            2003         2002
----------------------------------------------------------------------------------------------------------------------------
Fixed maturities                                                                       $30,757       $ 17,269      $ 16,128
Mortgage loans on real estate                                                           (3,048)       (10,865)      (20,552)
Other investments                                                                         (417)        (1,959)         (819)
----------------------------------------------------------------------------------------------------------------------------
   Total                                                                               $27,292       $  4,445      $ (5,243)
----------------------------------------------------------------------------------------------------------------------------

3.VARIABLE INTEREST ENTITIES

The variable interest entities for which IDS Life is considered the primary beneficiary and which were consolidated beginning December 31, 2003, relate to SLTs which are partially owned by IDS Life and managed by an affiliate. The SLTs consolidated as a result of FIN 46 provide returns to investors primarily based on the performance of an underlying portfolio of high-yield loans which are managed by an affiliate. One of the SLTs originally consolidated was liquidated in 2004 and the remaining two SLTs are in the process of being liquidated as of December 31, 2004. The 2004 results of operations (reported in net investment income) include a $24 million pretax, non-cash charge related to the complete liquidation of one SLT, and a $4 million pretax, non-cash charge related to the expected impact of liquidating the two remaining SLTs. However, further adjustments to that amount could occur based on market movements and execution of the liquidation process. To the extent further adjustments are included in the liquidation of the SLT portfolios, the Company's maximum cumulative exposure to losses was $462 million at December 31, 2004. The following table presents the consolidated assets, essentially all of which are restricted, and other balances related to these entities at December 31:

(Millions)                                                                                               2004          2003
----------------------------------------------------------------------------------------------------------------------------
Restricted cash                                                                                          $536          $834
Derivative financial instruments (a)                                                                       43            73
----------------------------------------------------------------------------------------------------------------------------
Total assets                                                                                             $579          $907
Total liabilities                                                                                         117           166
----------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                               $462          $741
----------------------------------------------------------------------------------------------------------------------------

(a) Represents the estimated fair market value of the total return swap derivatives related to the consolidated SLTs which have a notional amount of $1.8 billion and $3.2 billion as of December 31, 2004 and 2003, respectively.

--------------------------------------------------------------------------------
17

IDS Life Insurance Company
--------------------------------------------------------------------------------

IDS Life has other significant variable interests for which it is not considered the primary beneficiary and, therefore, does not consolidate. These interests are represented by a carrying value of $4.5 million of CDO residual tranches managed by an affiliate where the Company is not the primary beneficiary. IDS Life's maximum exposure to loss as a result of its investment in CDO residual tranches is represented by the carrying values. FIN 46 does not impact the accounting for QSPEs as defined by SFAS No. 140, such as the CDO-related securitization trust established in 2001.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, were:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Balance, January 1,                                                                 $3,336,208     $3,077,994    $2,924,187
SOP 03-1 adoption impact                                                                19,600             --            --
Capitalization of expenses                                                             534,069        516,928       549,787
Amortization                                                                          (260,778)      (264,308)     (320,629)
Change in unrealized investment gains and losses                                         8,857          5,594       (75,351)
----------------------------------------------------------------------------------------------------------------------------
Balance, December 31,                                                               $3,637,956     $3,336,208    $3,077,994
----------------------------------------------------------------------------------------------------------------------------

5. VARIABLE ANNUITY GUARANTEES AND SALES INDUCEMENT COSTS

The majority of the variable annuity contracts offered by IDS Life contain guaranteed minimum death benefit (GMDB) provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. IDS Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings; these are referred to as gain gross-up
(GGU) benefits. In addition, IDS Life offers contracts containing guaranteed minimum income benefit (GMIB) provisions. If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. IDS Life has established additional liabilities for these variable annuity death and GMIB benefits under SOP 03-1. IDS Life has not established additional liabilities for other insurance or annuitization guarantees for which the risk is currently immaterial.

The variable annuity death benefit liability is determined each period by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees). Similarly, the GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

The majority of the GMDB contracts provide for six year reset contract values. In determining the additional liabilities for variable annuity death benefits and GMIB, IDS Life projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management will review, and where appropriate, adjust its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management will review and update these assumptions annually in the third quarter of each year.

--------------------------------------------------------------------------------
18

IDS Life Insurance Company
--------------------------------------------------------------------------------

The following provides summary information related to variable annuity contracts for which IDS Life has established additional liabilities for death benefits and guaranteed minimum income benefits as of December 31:

Variable Annuity GMDB and GMIB by Benefit Type
(Dollar amounts in millions)                                                                             2004          2003
----------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for Return of Premium   Total Contract Value                           $ 3,241.6    $ 3,162.4
                                                      Contract Value in Separate Accounts            $ 1,727.4    $ 1,600.7
                                                      Net Amount at Risk*                            $   110.9    $    28.0
                                                      Weighted Average Attained Age                         62           62
----------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for Six Year Reset      Total Contract Value                           $27,453.2    $24,570.6
                                                      Contract Value in Separate Accounts            $22,787.1    $20,316.1
                                                      Net Amount at Risk*                            $ 1,267.2    $ 2,077.5
                                                      Weighted Average Attained Age                         60           60
----------------------------------------------------------------------------------------------------------------------------
Contracts with GMDB Providing for One Year Ratchet    Total Contract Value                           $ 4,039.4    $ 2,827.5
                                                      Contract Value in Separate Accounts            $ 3,078.5    $ 1,886.3
                                                      Net Amount at Risk*                            $    55.6    $    84.7
                                                      Weighted Average Attained Age                         61           60
----------------------------------------------------------------------------------------------------------------------------
Contracts with Other GMDB                             Total Contract Value                           $   494.7    $   251.8
                                                      Contract Value in Separate Accounts            $   397.7    $   174.8
                                                      Net Amount at Risk*                            $    11.7    $    20.8
                                                      Weighted Average Attained Age                         66           63
----------------------------------------------------------------------------------------------------------------------------
Contracts with GGU Death Benefit                      Total Contract Value                           $   450.1    $   276.4
                                                      Contract Value in Separate Accounts            $   363.8    $   193.1
                                                      Net Amount at Risk*                            $    18.2    $     5.8
                                                      Weighted Average Attained Age                         64           61
----------------------------------------------------------------------------------------------------------------------------
Contracts with GMIB                                   Total Contract Value                           $   603.3    $   357.8
                                                      Contract Value in Separate Accounts            $   517.6    $   268.3
                                                      Net Amount at Risk*                            $    11.9    $    23.0
                                                      Weighted Average Attained Age                         59           59
----------------------------------------------------------------------------------------------------------------------------

* Represents current death benefit less total contract value for GMDB, amount of gross up for GGU and accumulated guaranteed minimum benefit base less total contract value for GMIB and assumes the actuarially remote scenario that all claims become payable on the same day.

----------------------------------------------------------------------------------------------------------------------------
Additional Liabilities and Incurred Benefits                                                          GMDB & GGU       GMIB
----------------------------------------------------------------------------------------------------------------------------
For the year ended December 31, 2004                  Liability balance at January 1                     $30.6         $2.2
                                                      Reported claims                                    $19.6         $ --
                                                      Liability balance at December 31                   $29.9         $3.0
                                                      Incurred claims (reported + change in liability)   $18.9         $0.8
----------------------------------------------------------------------------------------------------------------------------

The additional liabilities for guaranteed benefits established under SOP 03-1 are supported by general account assets. Changes in these liabilities are included in death and other benefits in the Consolidated Statements of Income. Contract values in separate accounts were invested in various equity, bond and other funds as directed by the contractholder. No gains or losses were recognized on assets transferred to separate accounts for the periods presented.

Sales inducement costs consist of bonus interest credits and deposit credits added to certain annuity contract values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. These costs were previously included in DAC and were reclassified as part of the adoption of SOP 03-1. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. IDS Life capitalized $70.9 million and $71.8 million for the years ended December 31, 2004 and 2003, respectively. IDS Life amortized $33.8 million and $23.9 million for the years ended December 31, 2004 and 2003, respectively.

--------------------------------------------------------------------------------
19

IDS Life Insurance Company
--------------------------------------------------------------------------------

6. INCOME TAXES

IDS Life qualifies as a life insurance company for federal income tax purposes. As such, IDS Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The components of income tax provision included in the Consolidated Statements of Income for the years ended December 31 were as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Federal income taxes
   Current                                                                            $159,783       $ 91,862      $(30,647)
   Deferred                                                                             70,574        (30,714)      116,995
----------------------------------------------------------------------------------------------------------------------------
                                                                                       230,357         61,148        86,348
State income taxes-current                                                              (4,180)         5,797         1,478
----------------------------------------------------------------------------------------------------------------------------
Income tax provision before accounting change                                         $226,177       $ 66,945      $ 87,826
============================================================================================================================

A reconciliation of the expected federal income tax provision using the U.S. federal statutory rate of 35% to IDS Life's actual income tax provision for the years ended December 31 were as follows:

(Thousands)                                                      2004                    2003                    2002
----------------------------------------------------------------------------------------------------------------------------
Combined tax at U.S. statutory rate                     $277,334      35.0%     $201,089      35.0%     $164,502      35.0%
Changes in taxes resulting from:
   Tax-exempt interest and dividend income               (45,199)     (5.7)      (61,070)    (10.6)       (5,260)     (1.1)
   State income taxes, net of federal benefit             (2,717)     (0.4)        3,768       0.7           961       0.2
   Affordable housing credits                                 --        --       (73,500)    (12.8)      (70,000)    (14.9)
   All other                                              (3,241)     (0.4)       (3,342)     (0.6)       (2,377)     (0.5)
----------------------------------------------------------------------------------------------------------------------------
Income tax provision before accounting change           $226,177      28.5%     $ 66,945      11.7%     $ 87,826      18.7%
============================================================================================================================

A portion of IDS Life's income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At December 31, 2004, IDS Life had a policyholders' surplus account balance of $20.1 million. The American Jobs Creation Act of 2004 which was enacted on October 22, 2004 provided a two-year suspension of the tax on policyholders' surplus account distributions. IDS Life is evaluating making distributions which will not be subject to tax under the two-year suspension. Previously the policyholders' surplus account was only taxable if dividends to shareholders exceed the shareholders' surplus account and/or IDS Life is liquidated. Deferred taxes of $7 million had not been established because no distributions of such amounts were contemplated.

Deferred income tax provision (benefit) results from differences between assets and liabilities measured for financial reporting and for income tax return purposes. The significant components of IDS Life's deferred tax assets and liabilities as of December 31, 2004 and 2003 are reflected in the following table:

(Thousands)                                                                                             2004          2003
----------------------------------------------------------------------------------------------------------------------------
Deferred tax assets:
   Policy reserves                                                                                 $1,035,300    $  798,508
   Other investments                                                                                  139,066       300,888
   Other                                                                                               55,556        30,376
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                               1,229,922     1,129,772
----------------------------------------------------------------------------------------------------------------------------

Deferred tax liabilities:
   Deferred policy acquisition costs                                                                1,116,235     1,004,942
   Deferred taxes related to net unrealized securities gains                                          183,988       218,322
   Other                                                                                               70,901        46,322
----------------------------------------------------------------------------------------------------------------------------
Total                                                                                               1,371,124     1,269,586
----------------------------------------------------------------------------------------------------------------------------
Net deferred tax liability                                                                         $  141,202    $  139,814
----------------------------------------------------------------------------------------------------------------------------

IDS Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that IDS Life will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

--------------------------------------------------------------------------------
20

IDS Life Insurance Company
--------------------------------------------------------------------------------

7. STATUTORY CAPITAL AND SURPLUS

Statutory capital and surplus available for distribution or dividends to AEFC are limited to IDS Life Insurance Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. IDS Life Insurance Company's statutory unassigned surplus aggregated $909.7 million and $1.4 billion as of December 31, 2004 and 2003, respectively. In addition, any dividend or distribution paid prior to December 20, 2005 (one year after IDS Life Insurance Company's most recent dividend payment) would require pre-notification to the Commissioner of Commerce of the State of Minnesota, who has the authority to disapprove and prevent payment thereof. From December 20, 2005 to December 31, 2005, dividends or distributions in excess of $358.6 million would be subject to this same pre-notification and potential disapproval.

Statutory net income for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(Thousands)                                                                              2004           2003          2002
----------------------------------------------------------------------------------------------------------------------------
Statutory net income                                                                $  379,950     $  432,063    $  159,794
Statutory capital and surplus                                                        2,276,724      2,804,593     2,408,379

8. RELATED PARTY TRANSACTIONS

IDS Life loans funds to AEFC under a collateral loan agreement. There was no balance on the loan at December 31, 2004 and 2003. This loan can be increased to a maximum of $75 million and pays interest at a rate equal to the preceding month's effective new money rate for IDS Life's permanent investments.

In connection with AEFC being named the investment manager for the proprietary mutual funds used as investment options by IDS Life's variable annuity and variable life insurance contract owners in the fourth quarter of 2003, AEFC receives management fees from these funds. IDS Life continues to provide all fund management services, other than investment management, and has entered into an administrative services agreement with AEFC to be compensated for the services IDS Life provides. For the years ended December 31, 2004 and 2003 IDS Life received under this arrangement, $81.5 million and $14.1 million, respectively.

IDS Life participates in the American Express Company Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Company contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. IDS Life's share of the total net periodic pension cost was $0.5 million in 2004, and $0.3 million in 2003 and 2002.

IDS Life also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 2004, 2003 and 2002 were $2.4 million, $2.2 million, and $1.4 million, respectively.

IDS Life participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. AEFC expenses these benefits and allocates the expenses to its subsidiaries. The cost of these plans charged to operations in 2004, 2003 and 2002 was $0.5 million, $2.1 million, and $1.8 million, respectively.

Charges by AEFC for use of joint facilities, technology support, marketing services and other services aggregated $600.6 million, $549.2 million, and $526.1 million for 2004, 2003 and 2002, respectively. Certain of these costs are included in DAC. Expenses allocated to IDS Life may not be reflective of expenses that would have been incurred by IDS Life on a stand-alone basis.

On December 29, 2003, IDS Life contributed substantially all of its interests in low income housing investments, net of related payables and deferred tax assets, to its wholly owned subsidiary, American Express Corporation (AEC). These investments had a carrying value of $308.6 million and $381.5 million at December 29, 2003 and December 31, 2002, respectively. The amount of the contribution to AEC was $272 million. AEC had a carrying value of approximately $10 million prior to receiving this contribution.

On December 30, 2003, IDS Life distributed via dividend all of its interest in AEC to AEFC. This distribution was considered extraordinary, as defined in Minnesota holding company statutes. On December 30, 2003, IDS Life received a contribution of cash of approximately $282 million, equal to the amount of the distribution of AEC.

During the second and fourth quarter of 2004, IDS Life approved and paid dividends to AEFC of $430 million and $500 million, respectively. IDS Life expects to continue to maintain adequate capital to meet internal and external Risk-Based Capital requirements.

Included in other liabilities at December 31, 2004 and 2003 are $30.1 million and $64.4 million, respectively, payable to AEFC for federal income taxes.

--------------------------------------------------------------------------------
21

IDS Life Insurance Company
--------------------------------------------------------------------------------

9. LINES OF CREDIT

IDS Life has available lines of credit with AEFC aggregating $295 million ($195 million committed and $100 million uncommitted). The interest rate for any borrowings is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under these line of credit arrangements at December 31, 2004 and 2003.

10. REINSURANCE

At December 31, 2004, 2003 and 2002, traditional life and universal life insurance in force aggregated $147.5 billion, $131.1 billion and $119.2 billion, respectively, of which $70.9 billion, $53.8 billion, and $38.0 billion, was reinsured at the respective year ends. IDS Life also reinsures a portion of the risks assumed under long-term care policies. Under all reinsurance agreements, premiums ceded to reinsurers amounted to $159.6 million, $144.7 million and $129.3 million and reinsurance recovered from reinsurers amounted to $73.3 million, $60.3 million and $60.6 million, for the years ended December 31, 2004, 2003 and 2002, respectively. Reinsurance contracts do not relieve IDS Life from its primary obligation to policyholders. Life insurance inforce was reported on a statutory basis.

11. DERIVATIVE FINANCIAL INSTRUMENTS AND HEDGING ACTIVITIES

Derivative financial instruments enable the end users to manage exposure to various credit or market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity, and interest rate indices or prices. IDS Life enters into various derivative financial instruments as part of its ongoing risk management activities. The following summarizes IDS Life's use of derivative financial instruments.

Cash flow hedges

IDS Life uses interest rate products, primarily interest rate swaptions to hedge the risk of increasing interest rates on forecasted fixed annuity sales. During 2004, 2003 and 2002, no amounts were reclassified into earnings from accumulated other comprehensive income. Additionally, IDS Life does not expect to reclassify any material amounts from accumulated other comprehensive income to earnings during the next twelve months. Currently, the longest period of time over which the Company is hedging exposure to the variability in future cash flows is 14 years and relates to forecasted fixed annuity sales. For the years ended December 31, 2004, 2003 and 2002, there were no gains or losses on derivative transactions or portions thereof that were ineffective as hedges or excluded from the assessment of hedge effectiveness.

Non-designated derivatives

IDS Life has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS 133. Certain of IDS Life's annuity products have returns tied to the performance of equity markets. These elements are considered derivatives under SFAS 133. IDS Life manages this equity market risk by entering into options and futures with offsetting characteristics.

Derivative financial instruments used to economically hedge IDS Life's exposure to annuity products include the use of purchased and written index options, as well as futures contracts. A purchased (written) option conveys the right (obligation) to buy or sell an instrument at a fixed price for a set period of time or on a specific date. IDS Life writes and purchases index options to manage the risks related to annuity products that pay interest based upon the relative change in a major stock market index between the beginning and end of the product's term (equity-indexed annuities). IDS Life views this strategy as a prudent management of equity market sensitivity, such that earnings are not exposed to undue risk presented by changes in equity market levels. The purchased and written options are carried at fair value on the balance sheet and included in other assets and other liabilities, respectively. The purchased and written options expire on various dates through 2009. IDS Life purchases futures to hedge its obligations under equity indexed annuities. The futures purchased are marked-to-market daily and exchange traded, exposing IDS Life to no counterparty risk.

Embedded Derivatives

IDS Life's equity indexed annuities contain embedded derivatives, essentially the equity based return of the product, which must be separated from the host contract and accounted for as derivative instruments per SFAS 133. IDS Life managed this equity market risk by entering into options and futures with offsetting characteristics. As a result of fluctuations in equity markets and the corresponding changes in value of the embedded derivatives, the amount of interest credited incurred by IDS Life related to the annuity product positively or negatively impact reported earnings. The changes in fair value of the options are recognized in net investment income and the embedded derivatives are recognized in interest credited on universal life-type insurance and investment contracts. The fair value of the embedded options are recognized on the balance sheet in future policy benefits for fixed annuities. The total fair value of these instruments were $341.2 million and $304.2 million at December 31, 2004 and 2003, respectively.

--------------------------------------------------------------------------------
22

IDS Life Insurance Company
--------------------------------------------------------------------------------

12. FAIR VALUES OF FINANCIAL INSTRUMENTS

The following table discloses fair value information for financial instruments. Certain items, such as life insurance obligations, employee benefit obligations, investments accounted for under the equity method, deferred policy acquisition costs and deferred sales inducement costs are specifically excluded by SFAS No. 107, "Disclosure about Fair Value of Financial Instruments." The fair values of financial instruments are estimates based upon market conditions and perceived risks at December 31, 2004 and 2003 and require management judgment. These figures may not be indicative of their future fair values. Additionally, management believes the value of excluded assets and liabilities is significant. The fair value of IDS Life, therefore, cannot be estimated by aggregating the amounts presented. The following table discloses fair value information for financial instruments as of December 31:

                                                                                 2004                        2003
----------------------------------------------------------------------------------------------------------------------------
                                                                        Carrying       Fair          Carrying      Fair
(Thousands)                                                               Value       Value            Value      Value
----------------------------------------------------------------------------------------------------------------------------
Financial Assets
Available-for-Sale, policy loans, trading securities and
   other investments                                                    $29,553,121   $29,553,121    $28,711,183  $28,711,183
Mortgage loans on real estate, net                                      $ 2,923,542   $ 3,149,986    $ 3,180,020  $ 3,477,868
Separate account assets                                                 $32,454,032   $32,454,032    $27,774,319  $27,774,319
Other financial assets                                                  $ 1,338,006   $ 1,342,639    $ 1,907,487  $ 1,910,874

Financial Liabilities
Fixed annuities                                                         $25,469,069   $24,759,962    $24,873,303  $24,113,440
Separate account liabilities                                            $28,284,118   $27,164,063    $24,281,415  $23,320,423
Other financial liabilities                                             $   600,027   $   600,027    $   637,151  $   637,151
----------------------------------------------------------------------------------------------------------------------------

The following methods were used to estimate the fair values of financial assets and financial liabilities.

Financial assets

Generally, investments are carried at fair value on the Consolidated Balance Sheets. Gains and losses are recognized in the results of operations upon disposition of the securities. In addition, losses are recognized when management determines that a decline in value is other-than-temporary. See Note 2 for carrying value and fair value information regarding investments.

For variable rate loans that reprice within a year where there has been no significant change in counterparties' creditworthiness, fair values approximate carrying value.

The fair values of all other loans (including mortgage loans on real estate and leveraged investment loans), except those with significant credit deterioration, are estimated using discounted cash flow analysis, based on current interest rates for loans with similar terms to borrowers of similar credit quality. For loans with significant credit deterioration, fair values are based on estimates of future cash flows discounted at rates commensurate with the risk inherent in the revised cash flow projections, or for collateral dependent loans on collateral values.

Separate account assets are carried at fair value on the Consolidated Balance Sheets.

Other financial assets for which carrying values approximate fair values, include cash and cash equivalents, other accounts receivable and accrued interest, derivative financial instruments and certain other assets. The carrying values approximate fair value due to the short term nature of these investments.

Financial liabilities

The fair values of fixed annuities in deferral status are estimated as the accumulated value less applicable surrender charges and loans. For annuities in payout status, fair value is estimated using discounted cash flows, based on current interest rates. The fair value of these reserves excludes life insurance related elements of $1.5 billion and $1.4 billion at December 31, 2004 and 2003, respectively.

The fair values of separate account liabilities, after excluding life insurance-related elements of $4.2 billion and $3.5 billion at December 31, 2004 and 2003, respectively, are estimated as the accumulated value less applicable surrender charges.

Other financial liabilities for which carrying values approximate fair values include derivative financial instruments and certain other liabilities. The carrying value approximates fair value due to the short-term nature of these instruments.

--------------------------------------------------------------------------------
23

IDS Life Insurance Company
--------------------------------------------------------------------------------

13. COMMITMENTS AND CONTINGENCIES

At December 31, 2004 and 2003, IDS Life had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

The Securities and Exchange Commission (SEC), the National Association of Securities Dealers (NASD) and several state attorneys general have brought proceedings challenging several mutual fund and variable account financial practices, including suitability generally, late trading, market timing, disclosure of revenue sharing arrangements and inappropriate sales of B shares. IDS Life Insurance Company has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

IDS Life and its subsidiaries are involved in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of their respective business activities. IDS Life believes it has meritorious defenses to each of these actions and intends to defend them vigorously. IDS Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal or arbitration proceedings that would have a material adverse effect on IDS Life's consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

The IRS routinely examines IDS Life's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years and in February of 2005 began the examination of the 1997 through 2002 tax years. Management does not believe there will be a material adverse effect on IDS Life's consolidated financial position as a result of these audits.

14. SUBSEQUENT EVENTS

On February 1, 2005, the American Express Company announced plans to pursue a tax-free spin-off of the common stock of American Express Company's AEFC unit through a special dividend to American Express common shareholders. The final transaction, which is subject to certain conditions including receipt of a favorable tax ruling and approval by American Express Company's Board of Directors, is expected to close in the third quarter of 2005.

Also, on February 1, 2005, A.M. Best placed IDS Life's financial strength rating of "A+" under review with negative implications, Moody's affirmed IDS Life's financial strength rating at "Aa3" and Fitch lowered IDS Life's financial strength rating to "AA-" and placed them on "Rating Watch Negative" following American Express Company's announcement that it intends to spin-off its full ownership of AEFC. In connection with the spin-off, American Express Company intends to provide additional capital to IDS Life to confirm its current financial strength ratings.

--------------------------------------------------------------------------------
24
                                                                 S-6323 C (4/05)

PART C.

Item 24. Financial Statements and Exhibits

(a)      Financial Statements included in Part B of this Registration Statement:

         IDS Life Accounts F,IZ,JZ,G,H,N,KZ,LZ,MZ,PZ,RZ,QZ,SZ and TZ:

                Report of Independent Registered Public Accounting Firm dated March 31, 2005.
                Statements of Assets and Liabilities at Dec. 31, 2004. Statements of Operations for the year ended Dec. 31, 2004. Statements of Changes in Net Assets for the year ended
                Dec. 31, 2004 and year ended Dec. 31, 2003.
                Notes to Financial Statements.

         IDS Life Insurance Company:

                Report of Independent Registered Public Accounting Firm dated February 18, 2005.
                Consolidated Balance Sheets at Dec. 31, 2004 and 2003. Consolidated Statements of Income for the years ended
                Dec. 31, 2004, 2003, and 2002.
                Consolidated  Statements  of Cash Flows for the years ended
                Dec. 31,  2004, 2003, and 2002.
                Consolidated Statements of Stockholder's Equity for the years ended Dec. 31, 2004, 2003, and 2002.
                Notes to Consolidated Financial Statements.


(b)      Exhibits:

1.1 Resolution of the Executive Committee of the Board of Directors of IDS Life adopted May 13, 1981, filed electronically as Exhibit 1.1 to Post-Effective Amendment No. 11 to Registration Statement No. 33-4173 is incorporated herein by reference.

1.2 Resolution of the Board of Directors of IDS Life establishing Account N on April 17, 1985, filed electronically as Exhibit 1.2 to Post-Effective Amendment No. 11 to Registration Statement No. 33-4173 is incorporated herein by reference.

1.3 Resolution of the Board of Directors of IDS Life establishing Account IZ and Account JZ on Sept. 20, 1991, filed electronically as Exhibit
         1.3 to Post-Effective Amendment No. 11 to Registration Statement No. 33-4173 is incorporated herein by reference.

1.4 Consent in Writing in Lieu of Meeting of Board of Directors establishing Accounts MZ, KZ and LZ on April 2, 1996, filed electronically as Exhibit 1.4 to Post-Effective Amendment No. 15 to Registration Statement No. 33-4173 is incorporated herein by reference.

1.5 Consent in Writing in Lieu of Meeting of Board of Directors establishing Accounts PZ, QZ, RZ, SZ AND TZ on March 30, 2001, is filed electronically as Exhibit 1.5 to Post-Effective Amendment No. 20 to Registration Statement No. 33-4173 is incorporated herein by reference.

2.       Not applicable.

3.       Not applicable.

4.1 Copy of Qualified Deferred Annuity Contract (form 30307) filed electronically as Exhibit 4.1 to Post-Effective Amendment No. 11 to registration Statement No. 33-4173 is incorporated herein by reference.

4.2 Copy of Non-Qualified Deferred Annuity Contract (form 30302D) filed electronically as Exhibit 4.2 to Post-Effective Amendment No. 11 to Registration Statement No. 33-4173 is incorporated herein by reference.

4.3 Copy of Deferred Annuity Contract (IRA) (form 30307) filed electronically as Exhibit 4.3 to Post-Effective Amendment No. 11 to Registration Statement No. 33-4173 is incorporated herein by reference.

5.       Copy of  Application  for IDS  Flexible  Annuity  Contract,  filed  as
         Exhibit 5(b) to Registration Statement No. 33-4173 is incorporated herein by reference.

6.1 Copy of Certificate of Incorporation of IDS Life dated July 24, 1957, filed electronically as Exhibit 6.1 to Post-Effective Amendment No. 12 to Registration Statement No. 33-4173 is incorporated herein by reference.

6.2 Copy of Amended and Restated By-Laws of IDS Life Insurance Company filed electronically as Exhibit 6.2 to Post-Effective Amendment No. 33 to Registration Statement No. 2-73114 is incorporated herein by reference.

7.       Not applicable.

8.1(a) Copy of Participation Agreement by and among Wells Fargo Variable Trust and IDS Life Insurance Company and Stephens Inc. dated May 1, 2000 filed electronically as Exhibit 8.18(a) to Post-Effective Amendment
         No. 10 to Registration Statement No. 333-79311 is incorporated herein by reference.

8.1(b) Copy of Participation Agreement by and among IDS Life Insurance Company, American Express Financial Advisors Inc., Alliance Capital Management L.P. and Alliance Fund Distributors dated March 1, 2000 filed electronically as Exhibit 8.1(b) to Post-Effective Amendment No. 33 to Registration Statement No. 2-73114 is incorporated herein by reference.

9. Opinion of counsel and consent to its use as to the legality of the securities being registered, filed electronically herewith.

10. Consent of Independent Registered Public Accounting Firm, filed electronically herewith.

11.      None.

12.      Not applicable.

13.1 Power of Attorney to sign Amendments to this Registration Statement, dated April 13, 2005 is filed electronically herewith.

13.2 Power of Attorney to sign Amendments to this Registration Statement, dated July 7, 2004 is filed electronically herewith.

Item 25. Directors and Officers of the Depositor (IDS Life Insurance Company)



Item 25. Directors and Officers of the Depositor (IDS Life Insurance Company)
         --------------------------------------------------------------------

Name                    Principal Business Address*    Position and Offices with Depositor
------------------------------------------------------ ----------------------------------------

Gumer C. Alvero                                        Director and Executive Vice President
                                                       - Annuities

Timothy V. Bechtold                                    Director and President

Arthur H. Berman                                       Director and Executive Vice
                                                       President - Finance

Walter S. Berman                                       Vice President and Treasurer

Lorraine R. Hart                                       Vice President - Investments

Paul R. Johnston                                       Assistant General Counsel and Secretary

Michelle M. Keeley                                     Vice President - Investments

Christopher J. Kopka                                   Money Laundering Prevention Officer

Thomas W. Murphy                                       Vice President - Investments

Roger Natarajan                                        Director

Scott R. Plummer                                       38a-1 Chief Compliance Officer

Mark E. Schwarzmann                                    Director, Chairman of the Board
                                                       and Chief Executive Officer


Heather M. Somers                                      Assistant General Counsel

Bridget M. Sperl                                       Executive Vice President - Client
                                                       Service

David K. Stewart                                       Vice President and Controller

Beth E. Weimer                                         Chief Compliance Officer

* Unless otherwise noted, the business address is 70100 AXP Financial Center, Minneapolis, MN 55474.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant
Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant (Continued)

The following list includes the names of major subsidiaries of American Express Company.

                                                                                        Jurisdiction of
Name of Subsidiary                                                                      Incorporation

I. Travel Related Services
     American Express Travel Related Services Company, Inc.                             New York

II. International Banking Services

     American Express Bank Ltd.                                                         Connecticut

III. Companies engaged in Financial Services

     Advisory Capital Income                                                            Delaware
     Advisory Capital Partners LLC                                                      Delaware
     Advisory Capital Strategies Group Inc.                                             Minnesota
     Advisory Convertible Arbitage, LLC                                                 Delaware
     Advisory Credit Opportunities GP LLC                                               Delaware
     Advisory European (General Partner) LLC                                            George Town
     Advisory Quantitive Equity (General Partner) LLC                                   Delaware
     Advisory Select LLC                                                                Delaware
     AEXP Affordable Housing LLC                                                        Delaware
     American Centurion Life Assurance Company                                          New York
     American Enterprise Investment Services Inc.                                       Minnesota
     American Enterprise Life Insurance Company                                         Indiana
     American Enterprise REO 1, LLC                                                     Minnesota
     American Express Asset Management (Australia)                                      NSW Australia
     American Express Asset Management Company S.A.                                     Luxembourg
     American Express Asset Management Group Inc.                                       Minnesota
     American Express Asset Management International Inc.                               Delaware
     American Express Asset Management International (Japan) Ltd.                       Japan
     American Express Asset Management Ltd.                                             England
     American Express Certificate Company                                               Delaware
     American Express Client Service Corporation                                        Minnesota
     American Express Corporation                                                       Delaware
     American Express Financial Advisors Inc.                                           Delaware
     American Express Financial Advisors Japan Inc.                                     Delaware
     American Express Financial Corporation                                             Delaware
     American Express Insurance Agency of Alabama Inc.                                  Alabama
     American Express Insurance Agency of Arizona Inc.                                  Arizona
     American Express Insurance Agency of Idaho Inc.                                    Idaho
     American Express Insurance Agency of Maryland Inc.                                 Maryland
     American Express Insurance Agency of Massachusetts Inc.                            Massachusetts
     American Express Insurance Agency of Nevada Inc.                                   Nevada
     American Express Insurance Agency of New Mexico Inc.                               New Mexico
     American Express Insurance Agency of Oklahoma Inc.                                 Oklahoma
     American Express Insurance Agency of Texas Inc.                                    Texas
     American Express Insurance Agency of Wyoming Inc.                                  Wyoming
     American Express International Deposit Corporation                                 Cayman Island
     American Express Property Casualty Insurance Agency of Kentucky Inc.               Kentucky
     American Express Property Casualty Insurance Agency of Maryland Inc.               Maryland
     American Express Property Casualty Insurance Agency of Mississippi Inc.            Mississippi
     American Express Property Casualty Insurance Agency of Pennsylvania Inc.           Pennsylvania
     American Express Property Casualty Insurance Agency                                Wisconsin
     American Express Trust Company                                                     Minnesota
     American Partners Life Insurance Company                                           Arizona
     AMEX Assurance Company                                                             Illinois
     Attica Asset Management Ltd.                                                       United Kingdom
     Boston Equity General Partner LLC                                                  Delaware
     IDS Cable Corporation                                                              Minnesota
     IDS Cable II Corporation                                                           Minnesota
     IDS Capital Holdings Inc.                                                          Minnesota
     IDS Futures Brokerage Group                                                        Minnesota
     IDS Futures Corporation                                                            Minnesota
     IDS Insurance Agency of Utah, Inc.                                                 Utah
     IDS Life Insurance Company                                                         Minnesota
     IDS REO1, LLC                                                                      Minnesota
     IDS REO2, LLC                                                                      Minnesota
     IDS Life Insurance Company of New York                                             New York
     IDS Management Corporation                                                         Minnesota
     IDS Partnership Services Corporation                                               Minnesota
     IDS Property Casualty Insurance Company                                            Wisconsin
     IDS Realty Corporation                                                             Minnesota
     Investors Syndicate Development Corporation - NV                                   Nevada
     Kenwood Capital Management LLC                                                     Delaware
     Northwinds Marketing Group, LLC                                                    Delaware
     Realty Assets, Inc.                                                                Nebraska
     Securities America Financial Corporation                                           Nebraska
     Securities America Inc.                                                            Delaware
     Securities America Advisors, Inc.                                                  Nebraska
     Threadneedle International Limited                                                 England and Wales

Item 27.       Number of Contractowners

               On March 31, 2005, there were 205,629 qualified contracts and 88,034 non-qualified contracts in IDS Life Accounts F,IZ,JZ, G,H,N,KZ,LZ,MZ,PZ,QZ,RZ,SZ and TZ.

Item 28.       Indemnification

The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an "Enterprise"), and including appeals therein (any such action or process being hereinafter referred to as a "Proceeding"), by reason of the fact that such person, such person's testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney's fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.

No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.

The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.       Principal Underwriters

Item 29  Principal Underwriter (IDS Life Insurance Company)

(a) IDS Life is the principal underwriter, depositor or sponsor for IDS Life Variable Annuity Fund A, IDS Life Variable Annuity Fund B, IDS Life Account MGA, IDS Life Account SBS, IDS Life Accounts F, G, H, IZ, JZ, KZ, LZ, MZ, N, PZ, QZ, RZ, SZ and TZ, IDS Life Variable Account 10, IDS Life Variable Life Separate Account and IDS Life Variable Account for Smith Barney.

(b)  As to each director, officer, or partner of the principal underwriter:

     Name and Principal Business Address*  Position and Offices with Underwriter
     ------------------------------------  -------------------------------------
     Gumer C. Alvero                       Director and Executive
                                           Vice President - Annuities

     Timothy V. Bechtold                   Director and President

     Arthur H. Berman                      Director and Executive Vice
                                           President - Finance

     Walter S. Berman                      Vice President and Treasurer

     Lorraine R. Hart                      Vice President - Investments

     Paul R. Johnston                      Assistant General Counsel and
                                           Secretary

     Michelle M. Keeley                    Vice President - Investments

     Christopher J. Kopka                  Money Laundering Prevention Officer

     Thomas W. Murphy                      Vice President - Investments

     Roger Natarajan                       Director

     Scott R. Plummer                      38a-1 Chief Compliance Officer

     Mark E. Schwarzmann                   Director, Chairman of the Board and
                                           Chief Executive Officer

     Heather M. Somers                     Assistant General Counsel

     Bridget M. Sperl                      Executive Vice President - Client
                                           Service

     David K. Stewart                      Vice President and Controller


     Beth E. Weimer                        Chief Compliance Officer

* Unless otherwise noted, the business address is 70100 AXP Financial Center, Minneapolis, MN 55474.


(c)

                        Net Underwriting
Name of Principal       Discounts and         Compensation on      Brokerage
Underwriter             Commissions           Redemption           Commissions           Compensation
-----------             -----------           ----------           -----------           ------------
IDS Life                $57,026,951           None                 None                  None


Item 30.       Location of Accounts and Records

               IDS Life Insurance Company
               70100 AXP Financial Center
               Minneapolis, MN

Item 31.       Management Services

               Not applicable.

Item 32.       Undertakings

               (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

               (b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

               (c)    Registrant   undertakes   to  deliver  any   Statement  of
                      Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to IDS Life Contract Owner Service at the address or phone number listed in the prospectus.

               (d) Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. avail. Nov. 28, 1988).Further, Registrant represents that it has complied with the provisions of paragraphs (1)-(4) of that no-action letter.

               (e) The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, IDS Life Insurance Company, on behalf of the Registrant, certifies that it meets all the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota, on the 28th day of April, 2005.


    IDS LIFE ACCOUNTS F, IZ, JZ, G, H, N, KZ, LZ, MZ, PZ, QZ, RZ, SZ AND TZ
    -----------------------------------------------------------------------
                                  (Registrant)

                                    By IDS Life Insurance Company
                                       -----------------------------
                                             (Sponsor)

                                    By /s/  Timothy V. Bechtold*
                                      ----------------------------------
                                            Timothy V. Bechtold
                                            President

As required by the Securities Act of 1933, Amendment to this Registration Statement has been signed by the following persons in the capacities indicated on the 28th day of April, 2005.


/s/  Gumer C. Alvero*                         Director and Executive Vice
------------------------------------          President - Annuities
     Gumer C. Alvero

/s/  Timothy V. Bechtold*                     Director and President
------------------------------------
     Timothy V. Bechtold

/s/  Arthur H. Berman*                        Director and Executive Vice
------------------------------------          President - Finance
     Arthur H. Berman                         (Principal Financial Officer)

/s/  B. Roger Natarajan*                      Director
------------------------------------
     B. Roger Natarajan

/s/  Mark E. Schwarzmann*                     Chairman of the Board and
------------------------------------          Chief Executive Officer
     Mark E. Schwarzmann                      (Chief Executive Officer)

/s/  Bridget M. Sperl*                        Executive Vice President -
------------------------------------          Client Services
     Bridget M. Sperl

/s/  David K. Stewart**                       Vice President and Controller
------------------------------------          (Principal Accounting Officer)
     David K. Stewart


* Signed pursuant to Power of Attorney dated April 13, 2005 filed electronically herewith as Exhibit 13.1 to Registrant's Post-Effective Amendment No. 24 to Registration Statement No. 33-4173, by:

** Signed pursuant to Power of Attorney dated July 7, 2004 filed electronically herewith as Exhibit 13.2 to Registrant's Post-Effective Amendment No. 24 to Registration Statement No. 33-4173, by:


/s/ Mary Ellyn Minenko
----------------------
    Mary Ellyn Minenko
    Counsel

                   CONTENTS OF REGISTRATION STATEMENT NO. 24

This Registration Statement is comprised of the following papers and documents:

The Cover Page.

Part A.

         The prospectus.

Part B.

         Statement of Additional Information.

         Financial Statements.

Part C.

         Other Information.

         The signatures.

Exhibits.